As filed with the U.S. Securities and Exchange Commission on October 25, 2023
1933 Act File No. 333-30810
1940 Act File No. 811-09819

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 299	☒
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 301	☒

STATE STREET INSTITUTIONAL INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

One Iron Street
Boston, Massachusetts 02210
(Address of Principal Executive Offices)
(617) 664-1465
(Registrant's Telephone Number)
Sean O’Malley, Esq.
Senior Vice President and General Counsel
c/o SSGA Funds Management, Inc.
One Iron Street
Boston, Massachusetts 02210
(Name and Address of Agent for Service)

Copies to:
Adam M. Schlichtmann, Esq.
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199-3600

It is proposed that this filing will become effective:
☒	immediately upon filing pursuant to Rule 485, paragraph (b)
☐	on _________________ pursuant to Rule 485, paragraph (b)
☐	60 days after filing pursuant to Rule 485, paragraph (a)(1)
☐	on _________________ pursuant to Rule 485, paragraph (a)(1)
☐	75 days after filing pursuant to Rule 485, paragraph (a)(2)
☐	on _________________ pursuant to Rule 485, paragraph (a)(2)
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
October 27, 2023
State Street Institutional
Investment Trust
State Street Balanced Index Fund
Class K (SSBIX)
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in the Fund offered by this Prospectus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

State Street Balanced Index Fund
Investment Objective
With 60% of its assets, the State Street Balanced Index Fund (the “Fund”) seeks to track the performance of a benchmark that measures the investment return of the overall U.S. stock market. With 40% of its assets, the Fund seeks to track the performance of a benchmark that measures the U.S. dollar denominated investment grade fixed-rate taxable bond market.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.05%
Distribution and/or Shareholder Service (12b-1) Fees	None
Other Expenses[1]	0.10%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.16%
Less Fee Waivers and/or Expense Reimbursements[3]	(0.11)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.05%
1
Other Expenses are based on estimates for the current fiscal year.
2
Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
3
The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until April 30, 2025 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, interest, taxes, extraordinary expenses, and distribution, and sub-transfer agency fees) exceed 0.05% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to April 30, 2025 except with approval of the Fund's Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining period takes such fee waivers and/or reimbursements into account only for the first year of that period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$5	$40
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Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. The Fund had not commenced operations as of the date of this Prospectus and, as a result, does not yet have a portfolio turnover rate.
Principal Investment Strategies
The Fund uses a balanced approach to invest in a broad range of securities, including common stocks and fixed-income securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings, if any) in securities comprising, in the aggregate, the indexes it seeks to track as part of its principal investment strategy, including securities that the Adviser determines have economic characteristics that are comparable to the economic characteristics of securities that comprise such indexes.
The Fund employs an indexing investment approach designed to track the performance of two benchmark indexes in a 60%/40% split between equity and fixed-income.
For the 60% equity allocation, the Fund seeks to track, before fees and expenses, the total return performance of the Dow Jones U.S. Total Stock Market Index, a member of the Dow Jones Total Stock Market Indices family, which is designed to measure all U.S. equity issues with readily available prices (the “Equity Index,” and also an “Index”), over the long term. Equity securities comprising the Equity Index may include common stocks, preferred stocks, depositary receipts, or other securities convertible into common stock.
For the 40% fixed income allocation, the Fund obtains its investment exposure by investing in a mutual fund that seeks to track, before fees and expenses, the total return performance of the Bloomberg U.S. Aggregate Bond Index, which is a benchmark that measures the performance of the U.S. dollar denominated investment grade fixed-rate taxable bond market (the “U.S. Aggregate Bond Index,” and also an “Index”), over the long term. Fixed income securities comprising the U.S. Aggregate Bond Index may include Treasuries, government-related and corporate securities, mortgage-backed securities (“MBS”) (agency fixed-rate pass-throughs), asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Fund's investments in fixed-income securities will be achieved primarily through a passive investment approach of investing all or substantially all of its assets allocated to fixed income investments in the State Street Aggregate Bond Index Portfolio (the “Aggregate Bond Index Portfolio” or the “Portfolio”), a mutual fund also advised by SSGA FM (“SSGA FM” or the “Adviser”). The Aggregate Bond Index Portfolio is an “index” fund that seeks to track, before fees and expenses, the total return performance of the U.S. Aggregate Bond Index over the long term.
In seeking to track the performance of the Equity Index and the U.S. Aggregate Bond Index, the Fund and the Portfolio, respectively, employ a sampling strategy, which means that the Fund/Portfolio will not typically purchase all of the securities represented in an Index. Instead, the Fund/Portfolio may purchase a subset of the securities in an Index, or securities SSGA FM considers to be comparable to securities in the applicable Index, in an effort to hold a portfolio of securities with generally the same risk and return characteristics of such Index. The number of holdings in the Fund/Portfolio will be based on a number of factors, including asset size of the Fund/Portfolio. The Adviser generally expects the Fund/Portfolio to hold fewer than the total number of securities in the Equity Index and the U.S. Aggregate Bond Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's/Portfolio's investment objective.
From time to time securities are added to or removed from an Index. The Fund/Portfolio may sell securities that are represented in the Equity Index and the U.S. Aggregate Bond Index, or purchase securities that are not yet represented in the applicable Index, prior to or after their removal or addition to such Index. The Fund/Portfolio may at times purchase or sell index futures contracts, or options on those futures, or engage in other transactions involving the use of derivatives, in lieu of investment directly in the securities making up an Index or to enhance the Fund's/Portfolio's replication of the applicable Index return. The Fund/Portfolio might do so, for example, in order to increase its investment exposure pending investment of cash in the securities comprising the Index. Alternatively, the Fund/Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the securities in its portfolio but the sale has not yet been completed. The Fund/Portfolio may also enter into other derivatives transactions,
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including the use of options or swap transactions, in lieu of investing directly in the securities making up an Index. The Fund/Portfolio may also, to the extent permitted by applicable law, invest in shares of other registered investment companies whose investment objectives and policies are similar to those of the Fund/Portfolio (including funds advised by the Adviser). The Fund's/Portfolio's return on its equity and fixed income allocations may not match the return of the Equity Index or the U.S. Aggregate Bond Index, respectively.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. The U.S. Federal Reserve has been engaged in an aggressive campaign to raise interest rates in an effort to combat historically high levels of inflation. Interest rate increases may continue. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a
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lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Futures Contract Risks; Other Exchange-Traded Derivatives: The risk of loss relating to the use of futures contracts and other exchange-traded derivatives is potentially unlimited. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or other exchange-traded derivative or at any particular time. In the event no such market exists for a particular derivative, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the derivative. If the Fund uses futures contracts or other exchange-traded derivatives for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund's investments that are the subject of such hedge. Certain foreign futures contracts and other exchange-traded derivatives may be less liquid and more volatile than U.S. contracts. The Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
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Large Shareholder Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program.
Limited Track Record Risk: The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.
Risk of Investment in Other Pools: If the Fund invests in another pooled investment vehicle (e.g., a mutual fund or exchange-traded fund), it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Fund Performance

Performance information for the Fund has been omitted because the Fund had not commenced operations as of the date of this Prospectus. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets. When available, the Fund will make updated performance information, including its current net asset value, available at the Fund's website: https://www.ssgafunds.com.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
The professionals primarily responsible for the day-to-day management of the Fund are Leo Law and Seamus Quinn.
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Leo Law, CFA, is a Principal of the Adviser and a Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2016.
Seamus Quinn, CFA, CAIA, is a Principal of the Adviser and a Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2012.
Purchase and Sale of Fund Shares
Purchase Minimums
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Class K	Required Minimum
To establish an account	None
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 219737
Kansas City, MO 64121-9737
By Overnight/Registered, Express, Certified Mail:
State Street Funds
430 W 7th Street Suite 219737
Kansas City, MO 64105-1407
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact SS&C GIDS, Inc. at (877) 332-6207 or via email at nsccresearch@dstsystems.com with questions.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
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Additional Information About Investment Objectives, Principal Strategies and Risks
Investment Objective
The State Street Institutional Investment Trust's (the “Trust”) Board of Trustees (the “Board”) may change the Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. The Board may change the Fund's investment objective without shareholder approval.
Principal Investment Strategies
The Fund uses a balanced approach to invest in a broad range of securities, including common stocks and fixed-income securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings, if any) in securities comprising, in the aggregate, the indexes it seeks to track as part of its principal investment strategy, including securities that the Adviser determines have economic characteristics that are comparable to the economic characteristics of securities that comprise such indexes.
The Fund employs an indexing investment approach designed to track the performance of two benchmark indexes in a 60%/40% split between equity and fixed-income.
For the 60% equity allocation, the Fund seeks to track, before fees and expenses, the total return performance of the Equity Index, which is designed to measure all U.S. equity issues with readily available prices over the long term. Equity securities comprising the Equity Index may include common stocks, preferred stocks, depositary receipts, or other securities convertible into common stock. As part of its indexing investment approach, the Fund may purchase securities in their initial public offerings (“IPOs”) to track the Equity Index's constituents.
For the 40% fixed income allocation, the Fund obtains its investment exposure by investing in a mutual fund that seeks to track, before fees and expenses, the total return performance of the U.S. Aggregate Bond Index, which is a benchmark that measures the performance of the U.S. dollar denominated investment grade fixed-rate taxable bond market, over the long term. Fixed income securities comprising the U.S. Aggregate Bond Index may include Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
The Fund's investments in fixed-income securities will be achieved primarily through a passive investment approach of investing all or substantially all of its assets allocated to fixed income investments in the Aggregate Bond Index Portfolio, a mutual fund also advised by SSGA FM. The Aggregate Bond Index Portfolio is an “index” fund that seeks to track, before fees and expenses, the total return performance of the U.S. Aggregate Bond Index over the long term.
In seeking to track the performance of the Equity Index and the U.S. Aggregate Bond Index, the Fund and the Portfolio, respectively, employ a sampling strategy, which means that the Fund/Portfolio will not typically purchase all of the securities represented in an Index. Instead, the Fund/Portfolio may purchase a subset of the securities in an Index, or securities SSGA FM considers to be comparable to securities in the applicable Index, in an effort to hold a portfolio of securities with generally the same risk and return characteristics of such Index. The number of holdings in the Fund/Portfolio will be based on a number of factors, including asset size of the Fund/Portfolio. The Adviser generally expects the Fund/Portfolio to hold fewer than the total number of securities in the Equity Index and the U.S. Aggregate Bond Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's/Portfolio's investment objective.
From time to time securities are added to or removed from an Index. The Fund/Portfolio may sell securities that are represented in the Equity Index and the U.S. Aggregate Bond Index, or purchase securities that are not yet represented in the applicable Index, prior to or after their removal or addition to such Index. The Fund/Portfolio may at times purchase or sell index futures contracts, or options on those futures, or engage in other transactions involving the use of derivatives, in lieu of investment directly in the securities making up an Index or to enhance the Fund's/Portfolio's replication of the applicable Index return. The Fund/Portfolio might do so, for example, in order to increase its investment exposure pending investment of cash in the securities comprising the Index. Alternatively, the Fund/Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the securities in its portfolio but the sale has not yet been completed. The Fund/Portfolio may also enter into other derivatives transactions, including the use of options or swap transactions, in lieu of investing directly in the securities making up an Index. The Fund/Portfolio may also, to the extent permitted by applicable law, invest in shares of other registered investment com
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panies whose investment objectives and policies are similar to those of the Fund/Portfolio (including funds advised by the Adviser). The Fund's/Portfolio's return on its equity and fixed income allocations may not match the return of the Equity Index or the U.S. Aggregate Bond Index, respectively.
Dow Jones U.S. Total Stock Market Index Overview. The Equity Index is a market capitalization weighted index which provides a broad-based coverage of the U.S. stock market. The Equity Index represents approximately 98% of the investable U.S. stock market and includes large-, mid-, small-, and micro-cap stocks regularly traded on major securities exchanges such as the New York Stock Exchange and NASDAQ. As of September 29, 2023, the Equity Index is comprised of 4,172 constituents.
Bloomberg U.S. Aggregate Bond Index Overview. The U.S. Aggregate Bond Index is designed to measure the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage backed securities and other asset backed securities that are publicly for sale in the United States. The securities in the U.S. Aggregate Bond Index must have at least 1 year remaining to maturity and must have $300 million or more of outstanding face value. In addition, the securities must be U.S. dollar denominated, fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes, and state and local government series bonds are excluded from the U.S. Aggregate Bond Index. As of September 29, 2023, the U.S. Aggregate Bond Index is comprised of 11,185 constituents.
Additional Index Information. The Equity Index and the U.S. Aggregate Bond Index's components are reconstituted and rebalanced semi-annually. Each index provider classifies each issuer in one country. Each index provider generally determines the country classification of an issuer based on the issuer's country of incorporation and the primary listing of its securities. To the extent that an issuer is incorporated in a different country than the country in which its securities are principally traded, each index provider considers the following additional set of criteria to determine the issuer's country classification: (i) the secondary listings of the issuer's securities, if any; (ii) the geographic distribution of the issuer's shareholder base; (iii) the location of the issuer's headquarters; (iv) the geographic distribution of the issuer's operations (in terms of assets and revenues); (v) the issuer's history with respect to these criteria; and (vi) the country in which investors consider the issuer to be most appropriately classified based on communications between the applicable index provider and investors.
Additional Information About Risks
The Fund is subject to the following principal risks. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. The U.S. Federal Reserve has been engaged in an aggressive campaign to raise interest rates in an effort to combat high levels of inflation. Interest rate increases may continue. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
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Income Risk. The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by the Fund may limit the Fund's ability to achieve its objective.
Mortgage-Related and Other Asset-Backed Securities Risk. Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. The liquidity of mortgage-related and asset-backed securities may change over time. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the Fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Mortgage-related or other asset-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) will generally entail greater credit risk than obligations guaranteed by the U.S. Government. Defaults on the underlying assets, if any, may impair the value of a mortgage-related or other asset-backed security. For some asset-backed securities in which the Fund invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
In a “forward roll” transaction, a Fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to purchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. The values of such transactions will be affected by many of the same factors that affect the values of mortgage-related securities generally. In addition, forward roll transactions may have the effect of creating investment leverage in a Fund.
U.S. Government Securities Risk. U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other
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consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities. Securities issued by the U.S. Treasury historically have been considered to present minimal credit risk. The downgrade in the long-term U.S. credit rating by at least one major rating agency has introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund's investments.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including, without limitation, absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. The Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Futures Contract Risk; Other Exchange-Traded Derivatives Risk. The risk of loss relating to the use of futures contracts and other exchange-traded derivatives is potentially unlimited. The ability to establish and close out positions in futures contracts and other exchange-traded derivatives will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or other exchange-traded derivative or at any particular time. In the event no such market exists for a particular derivative, it might not be possible to effect closing transactions, and the Fund will be unable to terminate the derivative. In using futures contracts and other exchange-traded derivatives, the Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such derivatives successfully are different from those needed for traditional portfolio management. If the Fund uses futures contracts or other exchange-traded derivatives for hedging purposes, there is a risk of imperfect
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correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures and other exchange-traded derivatives, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets and in markets for other exchange-traded derivatives are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their derivatives positions that they would not otherwise take. The margin requirements in the derivatives markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful derivatives activity over a very short time period. The risk of a position in a futures contract or other exchange-traded derivative may be very large compared to the relatively low level of margin the Fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund will incur brokerage fees in connection with its exchange-traded derivatives transactions. The Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts and other exchange-traded derivatives. In the event of an insolvency of the futures commission merchant or a clearing house, the Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Fund also may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC-set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that different clients managed by the Adviser may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by the Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund's investment strategy.
Futures contracts and other exchange-traded derivatives traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts and other exchange-traded derivatives may be less liquid and more volatile than U.S. contracts.
Index Futures Contracts and Related Options. The Fund may buy and sell futures contracts and options on those futures contracts. An “index futures” contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Fund enters into and closes out an index future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Fund and the return of the Index. In addition, the Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. Funds that enter into contracts with counterparties run the risk that the counterparty will be unwilling or unable to make timely settlement payments or otherwise honor its obligations. This risk is typically less for exchange-traded derivatives, such as those the Fund may invest in. These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the Index. Because the market for futures contracts and options may be illiquid, the Fund may have to hold a contract or option when the Adviser would otherwise have closed out the position, or it may only be able to close out at a price lower than what the Adviser believes is the fair value of the contract or option, thereby potentially reducing the return of the Fund.
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Swaps Risk. A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
When-Issued, TBA and Delayed Delivery Securities Risk. The Fund may purchase securities on a when-issued, TBA or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The prices of the securities so purchased or sold are subject to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Rule amendments proposed by the Financial Industry Regulatory Authority, Inc. may impose mandatory margin requirements for certain types of when-issued, TBA delayed delivery or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
Equity Investing Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
IPO Risk. The Fund may at times have the opportunity to invest in securities offered in IPOs. IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. The prices of securities offered in IPOs can have significant volatility and the Fund may lose money on an investment in such securities. IPOs may not be available to the Fund at all times, and the Fund may not always invest in IPOs offered to it. Investments in IPOs may have a substantial beneficial effect on the Fund's investment performance. The Fund's investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more limited, or no, investments in IPOs. There can be no assurance that the Fund will have the opportunity to invest in IPOs that are made available to other clients of the Adviser.
Large-Capitalization Securities Risk. Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Small-, Mid- and Micro-Capitalization Securities Risk. The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as
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to resale. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Indexing Strategy/Index Tracking Risk. The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities. The Fund will seek to replicate Index returns, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. The Fund generally will buy and will not sell a security included in the Index as long as the security is part of the Index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index for a number of reasons. For example, the return on the sample of securities purchased by the Fund (or the return on securities not included in the Index) to replicate the performance of the Index may not correlate precisely with the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index. Changes in the composition of the Index and regulatory requirements also may impact the Fund's ability to match the return of the Index. The Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the Index in which the Fund may invest. Application of such screens or techniques may result in investment performance below that of the Index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.
Limited Track Record Risk. The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Large Shareholder Risk. To the extent a large proportion of the shares of a Portfolio are highly concentrated or held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, a Portfolio is subject to the risk that these shareholders will purchase or redeem Portfolio share in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of a Portfolio to conduct its investment program. For example, they could require a Portfolio to sell portfolio securities or purchase portfolio securities unexpectedly and incur substantial transaction costs and/or accelerate the realization of taxable income and/or gains to shareholders, or a Portfolio may be required to sell its more liquid portfolio investments to meet a large redemption, in which case a Portfolio's remaining assets may be less liquid, more volatile, and more difficult to price. A Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Market Risk. Market prices of investments held by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in the Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, public health issues, or other events could have a sig
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nificant impact on the Fund and its investments. Due to the interconnectedness of economies and financial markets throughout the world, if the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity of certain instruments, disruption in the trading of certain instruments, and systemic economic weakness. The foregoing could impact the Fund and its investments and result in disruptions to the services provided to the Fund by its service providers.
Additionally, in March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system.  There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Liquidity Risk. Liquidity risk is the risk that the Fund may not be able to dispose of investments readily at a favorable time or prices (or at all) or at prices approximating those at which the Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. The Fund may seek to borrow money to meet its obligations (including, among other things, redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity the Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.
The term “illiquid investments” for this purpose means securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. If any Fund determines at any time that it owns illiquid investments in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid investments until its holdings are no longer in excess of 15% of its NAV, report the occurrence in compliance with Rule 30b1-10 under the 1940 Act and, depending on circumstances, may take additional steps to reduce its holdings of illiquid investments. The SEC has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of the Fund's investments being classified as illiquid investments.
Valuation Risk. Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause the Fund to value its investments incorrectly. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing the Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains, which are taxed to individuals as ordinary income.
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Risk of Investment in Other Pools. If the Fund invests in another pooled investment vehicle (e.g., a mutual fund or exchange-traded fund), it is exposed to the risk that the other pool will not perform as expected. The Fund is exposed indirectly to all of the risks applicable to an investment in such other pool. In addition, lack of liquidity in the underlying pool could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of the Fund to sell or redeem its interest in the pool at a time or at a price it might consider desirable. The investment policies and limitations of the other pool may not be the same as those of the Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another pool. If a pool is an exchange-traded fund or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in the pool. Investment by the Fund in the pool may be beneficial to the Adviser or an affiliate in the management of the pool, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser may have an incentive to invest the Fund's assets in a pool sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in the pool over a pool sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in a pool sponsored or managed by the Adviser or its affiliates. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Unconstrained Sector Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows and outflows might affect management of the Fund adversely.
Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Technology Sector Risk. The Fund's assets may be focused in the technology sector, which means the Fund will be more affected by the performance of the technology sector than a fund that is more diversified. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile
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than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Additional Information About Non-Principal Investment Strategies and Risks
Conflicts of Interest Risk. An investment in the Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which the Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Fund. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for the Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by the Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Fund) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect the Fund. The Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In addition, the global spread of COVID-19 has caused the Fund and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. The Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does
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not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value.
Index Construction Risk. A security included in the Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently the Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Index Licensing Risk. It is possible that the license under which the Adviser or the Fund is permitted to replicate or otherwise use the Index will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the Index with another index which it considers to be appropriate in light of the investment strategy of the Fund. The use of any such substitute index may have an adverse impact on the Fund's performance. In the event that the Adviser is unable to identify a suitable replacement for the Index, it may determine to terminate the Fund.
Money Market Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. The SEC has proposed amendments to money market fund regulation that if adopted as proposed would, among other things, increase the daily and weekly liquid asset requirements, remove liquidity fees and redemption gate provisions and require institutional prime money market funds to use swing pricing. Such amendments may, if adopted, limit the Funds' investment flexibility and reduce its ability to generate returns. None of State Street Corporation, State Street Bank and Trust Company (“State Street”), SSGA, SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing the Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains, which are taxed to individuals as ordinary income.
Securities Lending Risk. The Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral (either cash or other obligations as may be permitted under the Fund's securities lending program) maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund, marked to market each trading day. The Fund will receive the amount of all dividends, interest and other distributions on the loaned securities; however, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund expects to invest cash collateral in a pooled investment vehicle advised by the Adviser (e.g., a mutual fund or exchange-
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traded fund). With respect to index funds, to the extent the collateral provided or investments made with cash collateral differ from securities included in the relevant Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, the Fund will be subject to the risk that any income generated by reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower.
Portfolio Holdings Disclosure
The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).
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Management and Organization
The Fund is a separate, diversified series of the State Street Institutional Investment Trust (the “Trust”), which is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts.
Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund and, subject to the oversight of the Board, is responsible for the investment management of the Fund. The Adviser provides an investment management program for the Fund and manages the investment of the Fund's assets. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc. (“SSGA”), which is itself a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of September 30, 2023, the Adviser managed approximately $863.76 billion in assets and SSGA managed approximately $3.69 trillion in assets. The Adviser's principal business address is One Iron Street, Boston, Massachusetts 02210.
The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser, pursuant to which the Adviser will manage the Fund's assets, for compensation paid at an annual rate of 0.05% of the Fund's average daily net assets.
A summary of the factors considered by the Board in connection with the initial approval of the Investment Advisory Agreement for the Fund will be available in the initial Annual or Semi-Annual Report to Shareholders.
Total Annual Fund Operating Expense Waiver. SSGA FM, as the investment adviser to the Fund, is contractually obligated, through April 30, 2025, (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, interest, taxes, extraordinary expenses, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.05% of average daily net assets on an annual basis. This waiver and/or reimbursement arrangement may not be terminated prior to April 30, 2025 except with approval of the Fund's Board.
The Adviser manages the Fund using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities, including investment strategy and analysis, while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSGA. The portfolio management team is overseen by the SSGA Investment Committee.
The professionals primarily responsible for the day-to-day management of the Fund include the following:
Leo Law, CFA, is a Principal of SSGA and the Adviser and a Portfolio Manager in the Investment Solutions Group (ISG). He is responsible for the portfolio management of several investment strategies, including strategic and tactical global asset allocation. He is also actively involved in the business development of SSGA's model portfolio and defined contribution research. Prior to joining SSGA in 2016, Mr. Law worked as a portfolio analyst at Manulife Asset Management and a derivative analyst at Sun Life Financial, conducting industry wide fundamental research and implementing derivatives strategy to manage variable annuity products. Mr. Law holds a Bachelor of Science degree in Finance with a minor in Mathematics from Boston College. He earned the Chartered Financial Analyst (CFA) and Financial Risk Manager designations. He is a member of the CFA Institute and CFA Society Boston, Inc.
Seamus Quinn, CFA, CAIA, is a Principal of SSGA and the Adviser and a Portfolio Manager in the Investment Solutions Group (ISG). He is responsible for the development and investment management of a variety of customized multi-asset class portfolios, including strategic, tactical, and exposure management strategies. Mr. Quinn joined SSGA in 2012 and has been part of ISG since 2017. Prior to joining ISG, Mr. Quinn was a portfolio analyst in the Fixed Income Operations team. Prior to his role at SSGA, Mr. Quinn worked at State Street Corporation as a fund accountant. Mr. Quinn holds a
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Bachelor of Science degree in Finance from the University of Massachusetts and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Financial Analyst (CFA) and the Chartered Alternative Investment Analyst (CAIA) designations and is a member of the CFA Institute, CFA Society Boston, Inc., and the CAIA Association.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Fund is available in the SAI.
Other Fund Services
The Administrator, Sub-Administrator and Custodian
The Adviser serves as administrator of the Fund. The amount of the fee paid to the Adviser for administrative services may vary by share class. The Fund currently pays the Adviser an administrative fee at the annual rate of 0.05%. State Street, a subsidiary of State Street Corporation, serves as sub-administrator and custodian for the Fund. The Adviser and the Fund each bear a portion of the fee paid to State Street for providing sub-administration and custodian services with respect to the Fund.
The Transfer Agent and Dividend Disbursing Agent
SS&C GIDS, Inc. is the Fund's transfer agent and dividend disbursing agent (the “Transfer Agent”).
The Distributor
State Street Global Advisors Funds Distributors, LLC serves as the Fund's distributor (“SSGA FD”) pursuant to the Distribution Agreement between SSGA FD and the Trust.
Additional Information
The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Fund's investment adviser, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Shareholder Information
Determination of Net Asset Value
The Fund determines its net asset value (“NAV”) per share once each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed. The NAV per share is based on the market value of the investments held in the Fund. The NAV of each class of the Fund's Shares is calculated by dividing the value of the assets of the Fund attributable to that class less the liabilities of the Fund attributable to that class by the number of shares in the class outstanding. As noted in this Prospectus, the Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, and those securities may trade on weekends or other days when the Fund does not price its shares. Consequently, the NAV of the Fund's Shares may change on days when shareholders are not able to purchase or redeem the Fund's Shares. Purchase and redemption orders for Fund Shares are processed, respectively, at the NAV next determined after the Fund accepts a purchase order or receives a redemption request in good form. The Fund values each security or other investment pursuant to guidelines adopted by the Board. The Board has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Fund's Board, under certain limited circumstances. For example, fair value pricing may be used when
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market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price the Fund would have received had it sold the investment. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published NAVs per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
Investing in State Street Institutional Investment Trust Shares
Mutual funds advised by SSGA FM (the “State Street Funds”) and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account in order to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the State Street Funds. If the State Street Funds believe that they have uncovered unlawful activity, the State Street Funds and their service providers may close your account and take any action they deem reasonable or required by law. The State Street Funds reserve the right to reject any purchase order.
This section of the Prospectus explains the basics of doing business with the State Street Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of State Street Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The State Street Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges described in this Prospectus will be preceded by 60 days' advance notice to shareholders. Please call or check online for current information. Requests for transactions in the State Street Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, and all applicable documents have been received in such accurate and complete form (including, typically, a signed application and medallion-guaranteed documents), and, for a purchase request, the check or wired funds have cleared.
Purchasing Shares
The Fund offers one class of shares through this Prospectus: Class K shares, available to you subject to the eligibility requirements set forth below. All classes of the Fund share the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. You should choose the class with the expense structure that best meets your needs for which you are eligible. In choosing a share class, you should consider the amount you plan to invest. Your investment professional can help you choose the share class that best suits your investment needs.
The chart below summarizes the features of the share class. This chart is only a general summary, and you should read the description of the Fund's expenses in the Fund Summary in this Prospectus.
Any applicable minimum purchase amount may be waived for specific investors or types of investors, including, without limitation, retirement plans, employees of State Street Corporation and its affiliates and their family. In the case of shareholders purchasing shares through a Financial Intermediary, the minimum purchase amount may be applied at the level of the Financial Intermediary.
Class K
Availability	Limited to certain investors, including certain qualified recordkeepers, financial institutions and employer- sponsored retirement plans.
Minimum Initial Investment	There is no minimum investment for Class K shares.
Maximum Investment	None.
Initial (Front-End) Sales Charge	None. Entire purchase price is invested in shares of the Fund.
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Class K
Deferred (CDSC) Sales Charge	None.
Distribution and Service (Rule 12b-1) Fees	None.
Redemption Fees	None.
Class K
Class K shares are not subject to any sales charge. Only certain investors are eligible to buy Class K shares. Your Financial Intermediary can help you determine whether you are eligible to purchase Class K shares.
Class K shares are available to the following categories of investors:
1.
Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing Fund Shares on behalf of their clients in:
•
Discretionary and non-discretionary advisory programs;
•
Fund "supermarkets";
•
Asset allocation programs;
•
Other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund Shares or for otherwise participating in the program; or
•
Certain other investment programs that do not charge an asset-based fee;
2.
Qualified recordkeepers with an applicable agreement maintained with SSGA FD;
3.
Endowments and foundations, and defined contribution, defined benefit, and other employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”);
4.
Certain other registered open-end investment companies whose shares are distributed by SSGA FD;
5.
Current or retired Directors or Trustees of the State Street Funds, officers and employees of SSGA, and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such person is a beneficiary;
6.
Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions);
7.
Health Savings Accounts under Section 223 of the Code if such accounts are maintained by the Fund at an omnibus level;
8.
Collective investment trusts.
There is no minimum investment for Class K shares.
How to Initiate a Purchase Request
Investing in the State Street Funds Through a Financial Intermediary
If you currently do not have an account with State Street Funds, you may establish a new account and purchase shares through a Financial Intermediary, such as a bank, broker, or investment adviser. Please consult your Financial Intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. You may also submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the State Street Funds, such as Automatic Investment and Withdrawals Plans, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a Financial Intermediary, such as a bank or broker, the Financial Intermediary should have the documents that you will need.
Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the State Street Funds. See Contacting the State Street Funds.
Opening Accounts and Purchasing By Telephone. You may call the State Street Funds to request that the account-opening forms be sent to you or for assistance in completing the necessary paperwork. Once an account has been established, you may also call the State Street Funds to request a purchase of shares. See Contacting the State Street Funds.
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Opening Accounts and Purchasing By Mail. You may send the State Street Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the State Street Funds to make an exchange. For the State Street Funds' addresses, see Contacting the State Street Funds.
Please be sure to check Exchanging Shares and Frequent-Trading Limits below.
How to Pay for a Purchase
By Wire. Please call the State Street Funds for instructions and policies on purchasing shares by wire. See Contacting the State Street Funds. All wires should be in U.S. dollars and immediately available funds.
By Check. You may send a check to make initial or additional purchases to your fund account. Make your check payable to “State Street Funds” and include the appropriate fund name and account number (e.g., “State Street Balanced Index Fund—a/c #xxx”) in the memo section of the check.
By Exchange. You may purchase shares of a State Street Fund, provided the Fund's minimum investment is met, using the proceeds from the simultaneous redemption of shares of another State Street Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares below.
In-Kind Purchase of State Street Fund Shares. The State Street Funds, in their sole discretion, may permit you to purchase shares of a State Street Fund (“State Street Fund Shares”) through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please consult your tax adviser regarding in-kind transactions. Please contact the State Street Funds for more information, including additional restrictions. See Contacting the State Street Funds.
Trade Dates-Purchases
The trade date for any purchase request received in good order will depend on the day and time the State Street Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each State Street Fund's NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading. Purchase orders are processed at the NAV next determined after the Fund accepts a purchase order.
For Purchases by Check, Exchange or Wire into all Funds: If the purchase request is received in good order by the State Street Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.
If your purchase request is not in good order, it may be rejected.
For further information about purchase transactions, consult our website at  www.ssga.com or see Contacting the State Street Funds.
Other Purchase Policies You Should Know
Check Purchases. All checks used to purchase State Street Fund Shares must be drawn on a U.S. bank and in U.S. dollars. The State Street Funds will not accept any third-party check used for an initial purchase of Fund Shares, or any check drawn on a credit card account for any purpose.
New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the State Street Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.
Refused or Rejected Purchase Requests. The State Street Funds reserve the right to stop selling Fund Shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another State Street Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect the Fund's operation or performance.
Purchases Through Pension Plans. If you are purchasing State Street Fund Shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.
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Redeeming Shares
By Telephone. You may call the State Street Funds to request a redemption of shares. See Contacting the State Street Funds.
By Mail. You may send a written request to the State Street Funds to redeem from the Fund account or to make an exchange. See Contacting the State Street Funds.
If you wish to redeem Fund Shares through a Financial Intermediary, please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for the processing of redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact SS&C GIDS, Inc. at (877) 332-6207 or via email at nsccresearch@dstsystems.com with questions.
Please be sure to check Exchanging Shares and Frequent-Trading Limits below.
Trade Date-Redemptions
The trade date for any redemption request received in good order will depend on the day and time the State Street Funds receive your request in good order and the manner in which you are redeeming.
Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day). If the redemption request is received in good order by the State Street Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day's NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be processed the next business day.
How to Receive Redemption Proceeds
Regardless of the method the Fund uses to make a redemption payment, the Fund typically expects to pay out redemption proceeds on the next business day after a redemption request is received in good order. If you purchased State Street Fund Shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the State Street Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. The State Street Funds reserve the right to pay for redeemed shares within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. The State Street Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by the 1940 Act.
The Transfer Agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.
Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The Fund also may pay redemption proceeds using cash obtained through borrowing arrangements (including under the Fund's line of credit, which is shared across all registered funds advised by SSGA FM (other than money market funds)) that may be available from time to time.
The right of any investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed beyond 7 days in accordance with Section 22(e) of the 1940 Act and the rules thereunder, including during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or if an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets. In addition, the SEC may by order permit suspension of redemptions for the protection of shareholders of the Fund.
The Fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders). A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in
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kind. You may pay transaction costs (including through the realization of taxable gain) to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.
During periods of deteriorating or stressed market conditions, when an increased portion of the Fund's portfolio may be comprised of less liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.
By Electronic Bank Transfer. You may have the proceeds of the fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.
By Wire. When redeeming shares of a State Street Fund, you may instruct the State Street Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The State Street Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.
By Exchange. You may have the proceeds of a State Street Fund redemption invested directly into shares of another State Street Fund of the same class. You may initiate an exchange by telephone, or by mail.
By Check. You may have the proceeds of a State Street Funds redemption paid by check and sent to the address shown on the State Street Funds registration record, provided that the address on the registration record has not changed within thirty (30) days of the redemption request. The State Street Funds will mail you a redemption check, generally payable to all registered account owners.
Other Redemption Policies that You Should Know
Address Changes. If your address of record has been changed within thirty (30) days of the redemption request, the request must be in writing and bear a medallion guarantee.
Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.
Minimum Account Size. If, due to your redemptions or exchanges, your account balance for the Fund falls below a minimum amount set by the Fund (presently, the minimum initial investment of your selected share class), the Fund may choose to redeem the shares in the account and mail you the proceeds. You will receive 60 days' notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum within the prescribed period may result in the Fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the Fund's records.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one State Street Fund to simultaneously purchase shares of a different State Street Fund. Exchanges may be made within the same class (i.e. Class K shares for Class K shares). Class N shares are also exchangeable for other share classes of State Street Funds and would be subject to the conditions for investing in the other class of shares described in the applicable prospectus. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares above.
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Exchanges are subject to the terms applicable to the purchases of the Fund into which you are exchanging. Exchange privileges may not be available for all State Street Funds and may be suspended or rejected. Exchanging shares of a State Street Fund for shares of another fund is a taxable event and may result in capital gain or loss. See Tax Considerations below.
If the NYSE is open for regular trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the State Street Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days' advance notice of any modification or termination of the exchange privilege.
Frequent-Trading Limits
Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the State Street Funds. The State Street Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Excessive Trading into and out of a State Street Fund may harm the Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.
Excessive Trading activity is generally evaluated based on roundtrip transactions in an account. A “roundtrip” transaction is defined generally as a purchase or exchange into a Fund followed, or preceded, by a redemption or exchange out of the same Fund within 30 days. A State Street Fund may, in its discretion, determine to apply a time period other than 30 days in connection with identifying roundtrip transactions. Shareholders with one or more roundtrip transactions may, in the discretion of a State Street Fund, be blocked from making additional purchases or exchanges in any State Street Fund for a period of time. A State Street Fund has discretion to determine that action is not necessary if it determines that a pattern of trading is not abusive or harmful to the affected Fund in a material way. Fund size and/or transaction size may be considered in evaluating any roundtrip transaction.
The Board of Trustees of the State Street Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the State Street Funds reserve the right to reject any exchanges or purchase orders by any shareholder engaging in Excessive Trading activities.
As a means to protect each State Street Fund and its shareholders from Excessive Trading:
•
The State Street Funds' transfer agent compiles, monitors and reports account-level information on omnibus and underlying shareholder/participant activity. Depending on the account type, monitoring will be performed on a daily, monthly, quarterly and/or annual basis;
•
The State Street Funds' distributor has obtained information from each Financial Intermediary holding shares in an omnibus account with the State Street Funds regarding whether the Financial Intermediary has adopted and maintains procedures that are reasonably designed to protect the Fund against harmful short-term trading; and
•
With respect to State Street Funds that invest in securities that trade on foreign markets, pursuant to the State Street Funds' fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.
The State Street Funds' distributor has detailed procedures that document the transparency oversight and monitoring processes performed by the State Street Funds' transfer agent.
While the State Street Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The State Street Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Fund or its shareholders.
A State Street Fund shareholder's right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by Excessive Trading restrictions.
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Service Options
Dividend and Capital Gain Distribution Option
You may set up your State Street Fund account to reinvest any dividend or capital gains distribution that you receive as a Fund shareholder into the same or a different State Street Fund, or have any dividend or capital gain distribution paid by check, by wire or by check to a special payee. No interest will accrue on the amounts represented by the uncashed distribution checks. If you have elected to receive distributions by check, and the postal or other delivery service is unable to deliver the checks because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the uncashed distribution and all future distributions will be reinvested at the then-current NAV of the Fund.
Please refer to Dividends, Distributions and Tax Considerations below for additional information.
Automatic Withdrawal Plan
If your account balance is over $10,000, you may request periodic (monthly, quarterly, semi-annually, or annually) automatic cash withdrawals of $100 or more which can be mailed to you or any person you designate, or sent through ACH to your bank (at your selection). Proceeds from such withdrawals will be transmitted to the bank account you designate two business days after the trade is placed or executed automatically. No interest will accrue on the amounts represented by the uncashed redemption check(s). Ask your financial adviser or Financial Intermediary for details.
Telephone Redemptions and Exchanges
You may set up your State Street Fund account so that if you request over the telephone to redeem State Street Fund Shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the State Street Funds to act on your telephonic instructions to exchange State Street Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one State Street Fund to another State Street Fund of the same share class.
Automatic Investment Plan
Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking or savings account. Once this option has been established, you may call the State Street Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. The State Street Fund reserves the right to cancel your automatic investment plan if any correspondence sent by the Fund is returned by the postal or other delivery service as “undeliverable.”
Additional Shareholder Information
Account Transfers
To effect a change in account registration (for example, to add a new joint owner), a shareholder of a State Street Fund may request to open a new account in the same State Street Fund (referred to as a “transfer”). To effect a transfer, the State Street Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the State Street Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.
Responsibility for Fraud
The State Street Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the State Street Funds immediately about any transactions or changes to your account that you believe to be unauthorized.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this Prospectus, the State Street Funds reserve the right, in the future, to:
1.
Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;
2.
Accept initial purchases by telephone;
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3.
Freeze any account and/or suspend account services if the State Street Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;
4.
Temporarily freeze any account and/or suspend account services upon initial notification to the State Street Funds of the death of the shareholder until the State Street Funds receive required documentation in good order;
5.
Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and
6.
Redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or activity the State Street Funds believe to be suspicious, fraudulent, or illegal.
Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSGA FM management, we reasonably believe they are deemed to be in the best interest of the State Street Fund.
Unclaimed Property
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. If the Fund's transfer agent identifies property as unclaimed, it will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state after the passage of a certain period of time (as required by applicable state law).
If you are a resident of the state of Texas, you may designate a representative to receive escheatment notifications by completing and submitting a designation form, which you can find on the website of the Texas Comptroller. Designating such a representative may be beneficial, since Texas law provides that the escheatment period will cease if the representative, after receiving an escheatment notification regarding your account, communicates knowledge of your location and confirms that you have not abandoned your account. You can mail a completed designation form to the Fund (if you hold shares directly with the Fund) or to your financial intermediary (if you do not hold shares directly with the Fund).
Dividends, Distributions and Tax Considerations
Dividends of investment income and capital gain distributions of the Fund will be declared and paid at least annually. Any investment income and capital gains that have not been distributed by December of each calendar year are generally distributed at such time. When the Fund distributes investment income or capital gains, the NAV per share is reduced by the amount of the distribution.
Distribution Options. You can choose from four different distribution options as indicated on the application:
•
Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.
•
Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.
•
Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.
•
Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered State Street Fund of the same share class.
If you have elected to receive distributions by check, and the postal or other delivery service is unable to deliver the checks because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the uncashed distribution and all future distributions will be reinvested at the then-current net asset value of the Fund.
Dividend Policy Upon Purchase. A shareholder will receive a dividend or capital gain distribution only if the shareholder purchased Fund Shares by the close of the record date of such dividend or capital gain distribution.
Delivery of Documents to Accounts Sharing an Address
To reduce expenses, we may mail only one copy of the Fund's Prospectus and the annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 647-7327, or contact your financial institution. We will begin sending you individual copies thirty (30) days after receiving your request.
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Tax Considerations
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
The Fund will elect to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. The Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you have owned your Fund Shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the Fund owned (or is deemed to have owned) for one year or less generally will be taxable to you as ordinary income. Distributions of investment income properly reported by the Fund as derived from “qualified dividend income,” which will not include income from the Fund's portfolio securities on loan, are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the Fund. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares). Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares. Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a return of capital to the extent of your basis in the Fund's shares, and, in general, as capital gain thereafter.
Any gain resulting from the redemption or other taxable disposition of Fund Shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held such Fund Shares.
An additional 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net gains recognized on the redemption (or other taxable disposition) of Fund Shares.
The Fund's income from or the proceeds of dispositions of its investments in non-U.S. assets may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, the Fund may be entitled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the Fund. If the Fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the Fund. There can be no assurance that the Fund will make such election, even if it is eligible to do so. If the Fund does not qualify for or does not make such election, shareholders will not be entitled separately to claim a credit or deduction with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Even if the Fund elects to pass through to shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Certain of the Fund's investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of the Fund's distributions to shareholders and may require the Fund to sell its investments at a time when it is not advantageous to do so.
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If you are not a U.S. person, dividends paid by the Fund that the Fund properly reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain requirements are met. The Fund is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. The Fund's dividends other than those the Fund so reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends generally will be subject to U.S. withholding tax at a 30% rate (or lower applicable treaty rate). See the Fund's SAI for further information.

The U.S. Treasury and Internal Revenue Service (the “IRS”) generally require the Fund to obtain information sufficient to identify the status of each shareholder under sections 1471-1474 of the Code, and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) or under an applicable intergovernmental agreement between the United States and a foreign government. Please see the SAI for more information on FATCA reporting requirements.
Cost Basis Reporting. U.S. Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund Shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Fund and not through a Financial Intermediary, SS&C GIDS, Inc. will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.
Financial Intermediary Arrangements
Payments to Financial Intermediaries
The Fund may reimburse SSGA FD or its affiliates for payments made to Financial Intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.
Financial Intermediaries are firms that sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund investors. Financial Intermediaries may include, among others, brokers, financial planners or advisers, banks, retirement plan recordkeepers and insurance companies.
In some cases, a Financial Intermediary may hold its clients' Fund Shares in nominee or street name and may utilize omnibus accounts. Shareholder services provided by a Financial Intermediary may (though they will not necessarily) include, among other things: establishing and maintaining shareholder account registrations; receiving and processing purchase and redemption orders, including aggregated orders and delivering orders to the Fund's transfer agent; processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; and collecting and posting distributions to shareholder accounts.
The Financial Intermediary is often compensated by SSGA FD or its affiliates for the services it performs and in such cases is typically paid continually over time, during the period when the Financial Intermediary's clients hold investments in the Fund. The amount of continuing compensation paid by SSGA FD or its affiliates to different Financial Intermediaries for distribution and/or shareholder services varies. Any compensation is typically a percentage of the value of the Financial Intermediary's clients' investments in the Fund or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the Financial Intermediary.
If you invest through a Financial Intermediary and meet the eligibility criteria for more than one share class, you should discuss with your Financial Intermediary which share class is appropriate for you. Your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend one share class over another, when you are eligible to invest in more than one share class. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Fund or its affiliates with respect to the different share classes offered by the Fund.
SSGA FD and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to Financial Intermediaries in connection with sales of the Fund's shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to Financial Intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public;
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advertising or sales campaigns; or other Financial Intermediary-sponsored special events. In some instances, this compensation may be made available only to certain Financial Intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.
If payments to Financial Intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by SSGA FD and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your Financial Intermediary at the time of purchase.
Third-Party Transactions. The State Street Funds have authorized certain Financial Intermediaries to accept purchase, redemption and exchange orders on the State Street Funds' behalf. Orders received for a State Street Fund by a Financial Intermediary that has been authorized to accept orders on the Fund's behalf (or other Financial Intermediaries designated by the Financial Intermediary) will be deemed accepted by the Fund at the time they are received by the Financial Intermediary and will be priced based on the Fund's next NAV determination as long as the Financial Intermediary transmits the order in good form and in a timely manner to the applicable State Street Fund(s). The State Street Funds will be the sole party to determine if a trade is received in good order. The Financial Intermediary is responsible for transmitting your orders and associated funds in good form and in a timely manner to the applicable State Street Fund(s). The State Street Funds will not be responsible for delays by the Financial Intermediary in transmitting your orders, including timely transfer of payment, to the Fund.
If you are purchasing, selling, exchanging or holding State Street Fund shares through a program of services offered by a Financial Intermediary, you may be required by the Financial Intermediary to pay additional fees. You should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.
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Financial Highlights
The Fund had not commenced operations prior to the date of this Prospectus. Once the Fund has completed a full calendar year of operations, financial highlight tables will be provided.
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Contacting the State Street Funds
Online:	www.ssga.com	24 hours a day, 7 days a week
Phone:	(800) 647-7327	Monday – Friday 7:00 am – 5:00 pm EST
Written requests should be sent to:
Regular mail	Overnight/ Registered, Express, Certified Mail
State Street Funds P.O. Box 219737 Kansas City, MO 64121-9737	State Street Funds 430 W 7th Street Suite 219737 Kansas City, MO 64105-1407
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services, or receipt at the Fund's post office box, of purchase orders or redemption requests, do not constitute receipt by the Fund or Transfer Agent.
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For more information about the Fund:
The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments will be available in the Fund's initial annual or semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI is available, without charge, upon request. The Fund's annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (800) 997-7327 or the customer service center at the telephone number shown in the accompanying contract prospectus, if applicable. The Fund's Prospectus and SAI are available, and the annual and semi-annual reports to shareholders will be available, free of charge, on the Fund's website at www.ssga.com/cash.
Reports and other information about the Fund are available free of charge on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
SSGA Funds Management, Inc
ONE IRON STREET
BOSTON, MASSACHUSETTS 02210
SSITSSBIXSTATPROThe State Street Institutional Investment Trust's Investment Company Act File Number is 811-09819.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
(the “Trust”)
One Iron Street
Boston, Massachusetts 02210
STATEMENT OF ADDITIONAL INFORMATION
October 27, 2023
STATE STREET BALANCED INDEX FUND
Class K (SSBIX)
This Statement of Additional Information (“SAI”) relates to the prospectus dated October 27, 2023 as may be revised and/or supplemented from time to time thereafter for the State Street Balanced Index Fund (the “Prospectus”).
The SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus. This SAI describes the Trust generally and provides additional information about the Fund. A copy of the Prospectus can be obtained free of charge, upon request, by calling (800) 647-7327. The Fund had not commenced operations as of the date of this SAI and therefore did not have any financial information to report for the Trust's most recent fiscal year end. Capitalized terms used in this SAI and not otherwise defined have the meanings assigned to them in the Prospectus.
SSIITSSBIXSAI
1

2

General
The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000.
The Trust is an open-end management investment company. The Trust includes the following diversified series:
•State Street Aggregate Bond Index Fund;
•State Street Aggregate Bond Index Portfolio;
•State Street Balanced Index Fund;
•State Street Emerging Markets Equity Index Fund;
•State Street Equity 500 Index Fund;
•State Street Equity 500 Index II Portfolio;
•State Street Global All Cap Equity ex-U.S. Index Fund;
•State Street Global All Cap Equity ex-U.S. Index Portfolio;
•State Street Hedged International Developed Equity Index Fund;
•State Street Income Fund;
•State Street International Developed Equity Index Fund;
•State Street Institutional Liquid Reserves Fund;
•State Street Institutional Treasury Money Market Fund;
•State Street Institutional Treasury Plus Money Market Fund;
•State Street Institutional U.S. Government Money Market Fund;
•State Street Small/Mid Cap Equity Index Fund;
•State Street Small/Mid Cap Equity Index Portfolio;
•State Street Target Retirement Fund;
•State Street Target Retirement 2020 Fund;
•State Street Target Retirement 2025 Fund;
•State Street Target Retirement 2030 Fund;
•State Street Target Retirement 2035 Fund;
•State Street Target Retirement 2040 Fund;
•State Street Target Retirement 2045 Fund;
•State Street Target Retirement 2050 Fund;
•State Street Target Retirement 2055 Fund;
•State Street Target Retirement 2060 Fund;
•State Street Target Retirement 2065 Fund;
•State Street Treasury Obligations Money Market Fund;
•State Street U.S. Core Equity Fund.
Description of the Fund and Its Investments and Risks
The Fund's Prospectus contains information about the investment objective and policies of the Fund. This SAI should only be read in conjunction with the Prospectus of the Fund.
In addition to the principal investment strategies and the principal risks of the Fund described in the Fund's Prospectus, the Fund may employ other investment practices and may be subject to additional risks, which are described below.
The Fund seeks to gain its investment exposure to the constituents of the Bloomberg U.S. Aggregate Bond Index by investing in the State Street Aggregate Bond Index Portfolio.
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Additional Investments and Risks
To the extent consistent with its investment objective and restrictions, the Fund may invest in the following instruments and use the following techniques, and is subject to the following additional risks.
Bonds
The Fund may invest a portion of their assets in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date; provided, however, a zero-coupon bond pays no interest to its holder during its life. The value of a zero-coupon bond to the Fund consists of the difference between such bond's face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).
An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of the Fund holding fixed rate bonds can decline, as can the value of the Fund's distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral). The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.
Cash Reserves
The Fund may hold portions of its assets in cash or short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody's Investors Service, Inc. (“Moody's”) or AA or higher by S&P or, if unrated, of comparable quality in the opinion of SSGA FM; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.
Cleared Derivatives Transactions
Transactions in some types of swaps are required to be centrally cleared by applicable rules and regulations and the Fund may also voluntarily centrally clear other transactions that are available for clearing. In a cleared derivatives transaction, the Fund's counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Fund is not a member of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to the Fund than bilateral (non-cleared) arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to the Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. The Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which the Adviser expects to be cleared), and no clearing member
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is willing or able to clear the transaction on the Fund's behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund's clearing member. Also, such documentation typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.
Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. With respect to a centrally cleared transaction, a party is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to centrally cleared derivatives is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member's proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account (which can be invested in instruments permitted under the regulations). Therefore, the Fund might not be fully protected in the event of the bankruptcy of the Fund's clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers, with a claim against the clearing member for any deficiency. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amount is generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission (the “CFTC”) require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Fund's initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house's omnibus account to satisfy payment obligations a defaulting customer of the clearing member has to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers, rather than individually for each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund's cleared derivatives positions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
Russia Sanctions Risk
Sanctions threatened or imposed by a number of jurisdictions, including the United States, the European Union and the United Kingdom, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country's credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund, even if the Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, certain Funds have used, and may in the future use, fair valuation procedures approved by the Fund's Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.
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Swap Execution Facilities
Certain derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund's behalf, against any losses or costs that may be incurred as a result of the Fund's transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund's behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.
Risks Associated with Derivatives Regulation
The U.S. government has enacted and is continuing to implement legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (“E.U.”), the United Kingdom (the “U.K.”) and some other countries have also adopted and are continuing to implement similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Such rules and other new rules and regulations could, among other things, restrict the Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. While the rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of costs and risks.
For example, in the event of a counterparty's (or its affiliate's) insolvency, the Fund's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the E.U., the U.K. and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the E.U. and the U.K. the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
The Securities and Exchange Commission (“SEC”) has adopted new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC's Release 10666 and ensuing staff guidance. The rule also requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule.
Additionally, U.S. regulators, the E.U., the U.K. and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. It is expected that these regulations will have a material impact on the Fund's use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between the Fund and its counterparties and may increase the amount of margin the Fund is required to provide. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.
These and other regulations are relatively new and evolving, so their full impact on the Fund and the financial system are not yet known.
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Commodities
General. The Fund may invest in commodities. There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks. which subject the Fund's investments to greater volatility than other investments. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.
The Fund's ability to invest in commodity-linked investments may be limited by the Fund's intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) and could bear on the ability of the Fund to so qualify. See “Taxation of the Fund” below.
Commodity-Linked Investments. The Fund may invest in commodity-linked investments. The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through commodity-linked derivative securities, such as structured notes, discussed below, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by the Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund's investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund's investments are expected to exhibit low or negative correlation with stocks and bonds.
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Because commodity-linked investments are available from a relatively small number of issuers, the Fund's investments will be particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Fund's commodity-linked and other derivative investments) will not fulfill its contractual obligations.
The Fund's ability to invest in commodity-linked investments may be limited by the Fund's intention to qualify as a RIC and could bear on the ability of the Fund to so qualify. See “Taxation of the Fund” below.
Credit Default Swaps and Total Return Swaps
The Fund may enter into credit default swaps or total return swaps to gain market exposure, manage liquidity, increase total returns or for hedging purposes. Credit default swaps and total return swaps are typically governed by the standard terms and conditions of an ISDA Master Agreement.
A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer in a credit default swap makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated interest rate and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.
In both credit default swaps and total return swaps, the same general risks inherent to derivative transactions are present; however, the use of credit default swaps and total return swaps can involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps and total return swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap or a total return swap only with counterparties that the Adviser determines to meet certain standards of creditworthiness. In a credit default swap, a buyer generally also will lose its premium and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with the ownership of stocks, bonds, and other traditional investments. The use of a swap agreement requires an understanding not only of the referenced obligation, reference rate, or index, but also of the swap agreement itself. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
Custodial Risk
There are risks involved in dealing with the custodians or brokers who hold the Fund's investments or settle the Fund's trades. It is possible that, in the event of the insolvency or bankruptcy of a custodian or broker, the Fund would be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets. In recent insolvencies of brokers or other financial institutions, the ability of certain customers to recover their assets from the insolvent's estate has been delayed, limited, or prevented, often unpredictably, and there is no assurance that any assets held by the Fund with a custodian or broker will be readily recoverable by the Fund. In addition, there may be limited recourse against non-U.S. sub-custodians in those situations in which the Fund invests in markets where custodial and/or settlement systems and regulations are not fully developed, including emerging markets, and the assets of the Fund have been entrusted to such sub-custodians. SSGA FM or an affiliate may serve as the custodian of the Fund.
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Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“YCDs”)
The Fund may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar denominated certificates of deposit and time deposits, respectively, issued by non-U.S. branches of domestic banks and non-U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of non-U.S. banks.
Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or non-U.S. branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of non-U.S. issuers also involve risks such as future unfavorable political and economic developments, withholding or other taxes, seizures of non-U.S. deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.
Foreign Currency Transactions and Foreign Currency Derivatives
The Fund may enter into a variety of different foreign currency transactions, including, by way of example, currency forward transactions, spot transactions, futures and forward contracts, swaps, or options. Most of these transactions are entered into “over the counter,” and the Fund assumes the risk that the counterparty may be unable or unwilling to perform its obligations, in addition to the risk of unfavorable or unanticipated changes in the values of the currencies underlying the transactions. Certain types of over-the-counter currency transactions may be uncollateralized, and the Fund may not be able to recover all or any of the assets owed to it under such transactions if its counterparty should default. In some markets or in respect of certain currencies, the Fund may be required, or agree, in SSGA FM's discretion, to enter into foreign currency transactions via the custodian's relevant sub-custodian. SSGA FM may be subject to a conflict of interest in agreeing to any such arrangements on behalf of the Fund. Such transactions executed directly with the sub-custodian are executed at a rate determined solely by such sub-custodian. Accordingly, the Fund may not receive the best pricing of such currency transactions. Regulatory changes in a number of jurisdictions may require that certain currency transactions be subject to central clearing, or be subject to new or increased collateral requirements. These changes could increase the costs of currency transactions to the Fund and may make certain transactions unavailable; they may also increase the credit risk of such transactions to the Fund.
Foreign Securities
The Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) or its delegate under applicable rules adopted by the Securities and Exchange Commission (“SEC”). In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as “foreign,” “non-U.S.” “European,” “Latin American,” and “Asian,” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of the Fund's assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i)
The issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or
(ii)
The securities are traded principally in the country or region suggested by the Relevant Language; or
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(iii)
The issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.
In addition, the Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).
Investments in foreign securities involve special risks and considerations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or other taxes (in each case, which taxes could potentially be confiscatory), higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions, which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.
A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
Forward Commitments
The Fund may invest in forward commitments. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.
Futures Contracts and Options on Futures
The Fund may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.
Futures contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no
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delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm, which is a member of the relevant contract market.
Although many futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, the Fund is required to deposit initial margin with the futures broker. The initial margin serves as a “good faith” deposit that the Fund will honor its potential future commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” If the Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited. Futures contracts also involve brokerage costs.
The Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.
Registration under the Commodity Exchange Act. The Fund is operated by the Adviser, which has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund, under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC's jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).
Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund's positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund's portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
Options on futures contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the exercisable period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the exercisable period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the expiration date suffer a loss of the premium paid.
As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.
The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.
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Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Fund is subject to the Adviser's ability to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.
The use of options and futures strategies involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast interest rates and market movements correctly.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.
To reduce or eliminate a position held by the Fund, the Fund may seek to close out such a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would likely continue to be exercisable in accordance with their terms.
The CFTC and certain futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes complying with position limits. It is possible that positions of different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund's investment strategy.
U.S. Treasury security futures contracts and options. Some U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price; others may be settled in cash. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the exercisable period of the option.
Successful use of U.S. Treasury security futures contracts by the Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.
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There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.
Government Mortgage-Related Securities
The Government National Mortgage Association (“GNMA” or “Ginnie Mae”) is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of the Fund's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.
Residential mortgage loans are also pooled by the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC's portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.
The Federal National Mortgage Association (“FNMA” or “Fannie Mae”) is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.
High Yield Securities
The Fund may invest a portion of their assets in high yield debt securities (commonly known as “junk bonds”). Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, but can also be issued by governments. Such issuers are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.
Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero-coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.
Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.
The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value (“NAV”) per share of the Fund. When secondary
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markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, an Index seeks to include primarily high yield securities that the Index provider believes have greater liquidity than the broader high yield securities market as a whole.
The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.
Illiquid Securities
The Fund may invest in illiquid investments. The Fund will invest no more than 15% of its net assets in illiquid investments, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid investments imposes additional risks on investments in these securities. Illiquid investments may be difficult to value and may often be disposed of only after considerable expense and delay.
The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Fund to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees (defined infra), have designated the Adviser to administer the Fund's LRMP. Under the LRMP, the Adviser assesses, manages, and periodically reviews the Fund's liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The liquidity of the Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in the Fund's investments.
Infrastructure-Related Companies Risk
Infrastructure-related companies include companies that primarily own, manage, develop and/or operate infrastructure assets, including transportation, utility, energy and/or telecommunications assets. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, insurance costs, costs associated with environmental and other regulations, the effects of an economic slowdown, surplus capacity or technological obsolescence, industry competition, labor relations, rate caps or rate changes, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies, natural disasters, terrorist attacks and other factors. Certain infrastructure-related entities, particularly telecommunications and utilities companies, are subject to extensive regulation by various governmental authorities. The costs of complying with governmental regulations, delays or failures to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect infrastructure-related companies. Infrastructure-related companies may also be affected by service interruption and/or legal challenges due to environmental, operational or other conditions or events, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in non-U.S. markets, resulting in work stoppage, delays and cost overruns. Other risks associated with infrastructure-related companies include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.
Investment Grade Bonds
The Fund may invest in corporate notes and bonds that are rated investment-grade by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are of comparable quality to the rated securities described above, as determined by the Adviser, in accordance with procedures established by the Board of Trustees. Investment-grade securities include securities rated Baa or higher by Moody's or BBB- or higher by S&P (and securities of comparable quality); securities rated Baa by Moody's or BBB by S&P may have speculative characteristics.
Lending of Fund Securities
The Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed 40% of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the
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securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. The Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower typically will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. The Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral.
The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent provides the following services to the Fund in connection with the Fund's securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from the Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Fund; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Fund from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Fund's Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for the Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a), 17(d) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust, to invest the cash collateral received from loan transactions in an affiliated cash collateral fund and to receive a fee based on a share of the revenue generated from such transactions.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral (or the proceeds of its liquidation) or in recovering the loaned securities. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. Although State Street has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund's securities as agreed. For example, delays in recovery of lent securities may cause the Fund to lose the opportunity to sell the securities at a desirable price with guaranteed delivery provisions.
Market Disruption and Geopolitical Risk
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, epidemics or pandemics and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments. Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might
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adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund's investments. On January 31, 2020, the United Kingdom (“U.K.”) formally withdrew from the European Union (“E.U.”) (commonly known as “Brexit”). An agreement between the U.K. and the E.U. governing their future trade relationship became effective January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences associated with the exit, including whether the U.K.'s exit will increase the likelihood of other countries also departing the E.U. Brexit may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the U.K., Europe and globally, which may adversely affect the value of the Fund's investments.
Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (“LIBOR”)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund.
Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis on June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021.
The transition away from and elimination of LIBOR may adversely affect the interest rates on, and value of, certain investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). In planning for the transition away from LIBOR, various financial industry groups have faced questions around the liquidity of these rates, and how to appropriately adjust these rates at the time of transition. These questions remain a concern for the Fund.
The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Recent political activity in the U.S. has increased the risk that the U.S. could default on some or any of its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund's investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. To the extent the Fund has focused its investments in the stock market index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.
Market Turbulence Resulting From COVID-19
An outbreak of a respiratory disease caused by a novel coronavirus first detected in China in December 2019 has spread globally. In an organized attempt to contain and mitigate the effects of the spread of the coronavirus known as COVID-19, governments and businesses world-wide have taken aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. Although the long-term effects of COVID-19 are difficult to predict, it has resulted in, and may continue to result in, the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to, and may continue to contribute to, increased volatility in global markets. The continuing effects of COVID-19 may affect certain sectors and industries more
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dramatically than others, which may adversely affect the value of the Fund's investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
Mortgage-Backed Security Rolls
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will typically bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. The Fund that engages in a forward roll transaction forgoes principal and interest paid on the securities sold during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, the Fund earns interest by investing the transaction proceeds during the roll period. A forward roll transaction may create investment leverage. The Fund is subject to the risk that the value of securities to be purchased pursuant to a forward roll transaction will decline over the roll period, and that the Fund's counterparty may be unwilling or unable to perform its obligations to the Fund.
Mortgage-Related Securities
The Fund may invest in mortgage-related securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. Mortgage-related securities may be issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as GNMA, FNMA and FHLMC or (ii) other issuers, including private companies.
Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.
Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors, including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.
Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.
Collateralized mortgage obligations (“CMOs”) may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected
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because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.
Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.
Municipal and Municipal-Related Securities
Municipal securities may bear fixed, floating or variable rates of interest or may be zero-coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.
Options
The Fund may purchase and sell put and call options to enhance investment performance and to protect against changes in market prices. There is no assurance that the Fund's use of put and call options will achieve its desired objective, and the Fund's use of options may result in losses to the Fund.
Covered call options. The Fund may write (i.e., sell) covered call options to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. The Fund may write covered call options or uncovered call options.
The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.
In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the
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underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.
Uncovered call options. Writing uncovered call options may enable the Fund to realize income without committing capital to the ownership of the underlying securities or instruments, however writing uncovered calls are riskier than writing covered calls because there is no underlying security held by the Fund that can act as a partial hedge. When the Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result of writing a call option without holding the underlying the securities, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund's exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase. Uncovered calls have speculative characteristics.
Covered put options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option may be “covered” if the writer earmarks or otherwise segregates liquid assets equal to the price to be paid if the option is exercised minus margin on deposit.
By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.
The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
Purchasing put and call options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
The Fund may also purchase put and call options to attempt to enhance its current return.
Options on foreign securities. The Fund may purchase and sell options on foreign securities if the Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
Options on securities indices. The Fund may write or purchase options on securities indices. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”
Price movements in securities which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, if the Fund uses an option for hedging purposes, it bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement
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obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. The Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.
Risks involved in the use of options. The successful use of the Fund's options strategies depends on the ability of the Adviser to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.
The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.
Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
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Over-the-counter (“OTC”) options purchased by the Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities.
Other Asset-Backed Securities
In addition to the mortgage related securities discussed above, the Fund may invest in asset-backed securities that are not mortgage-related. Asset-backed securities other than mortgage-related securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are typically similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity, or by priority to certain of the borrower's other securities. The degree of credit-enhancement, if any, varies, applying only until exhausted and generally covering only a fraction of the security's par value.
The value of such asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments, or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and the Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the duration of asset-backed securities and may lower their return, in generally the same manner as described above for prepayments of pools of mortgage loans underlying mortgage-related securities.
Pre-Refunded Municipal Securities
The interest and principal payments on pre-refunded municipal securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government securities. These payments have been “pre-refunded” using the escrow fund.
Private Placements and Restricted Securities
The Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Market quotations for such securities are generally less readily available than for publicly traded securities. The absence of a trading market can make it difficult to ascertain a market value for such securities for purposes of computing the Fund's net asset value, and the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities. Disposing of such securities, which may be illiquid investments, can involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.
The Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.
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Purchase of Other Investment Company Shares
The Fund may, to the extent permitted under the 1940 Act and the rules thereunder, invest in shares of other investment companies, which include funds managed by SSGA FM, which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to those of the Fund. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions, or as long-term investments.
Real Estate Investment Trusts (“REITs”)
The Fund may invest in REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third-parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if applicable, Equity and Mortgage REITs could possibly fail to qualify for the favorable tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
Repurchase Agreements
The Fund may enter into repurchase agreements with banks, other financial institutions, such as broker-dealers, and other institutional counterparties. Under a repurchase agreement, the Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System, broker-dealers and other financial institutions whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements, which are a form of borrowing. Under reverse repurchase agreements, the Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the security that it sold.
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Total Return Swaps, Equity Swaps and Interest Rate Swaps
The Fund may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. The Fund's return on a swap will depend on the ability of its counterparty to perform its obligations under the swap. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines.
The Fund may enter into interest rate swap transactions with respect to any security they are entitled to hold. Interest rate swaps involve the exchange by the Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund generally intends to use these transactions as a hedge and not as a speculative investment. For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.
Treasury Inflation-Protected Securities
The Fund may invest in Inflation-Protection Securities (“TIPSs”), a type of inflation-indexed Treasury security. TIPSs typically provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers (“CPI-U”).
Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.
TIPSs also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.
U.S. Government Securities
The Fund may purchase U.S. Government securities. The types of U.S. Government obligations in which the Fund may at times invest include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to U.S. Government securities it is not obligated to support.
U.S. Registered Securities of Non-U.S. Issuers
The Fund may purchase publicly traded common stocks of non-U.S. corporations.
Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or taxation (which could potentially be confiscatory), adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to
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less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
The Fund's investment in common stock of non-U.S. corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a non-U.S. corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Variable Amount Master Demand Notes
The Fund may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.
Variable and Floating Rate Securities
The Fund may invest in variable and floating rate securities. In general, variable rate securities are instruments issued or guaranteed by entities such as (1) U.S. Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, widely recognized market rates, which are typically set once a day. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Variable rate obligations will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
When-Issued, Delayed Delivery and Forward Commitment Transactions
To secure an advantageous price or yield, certain Funds may purchase securities on a when-issued, delayed delivery, to-be-announced (“TBA”) or forward commitment basis and may sell securities on a forward commitment or delayed delivery basis. The Fund will enter into when-issued, delayed delivery, TBA or forward commitment transactions for the purpose of acquiring securities and not for the purpose of leverage.
When purchasing a security on a when-issued, delayed delivery, TBA or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. In general, the Fund does not pay for the securities until received and does not start earning interest or other income until the contractual settlement date. The Fund may take delivery of the securities or it may sell the securities before the settlement date.
At the time of delivery of the securities, the value may be more or less than the purchase or sale price. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, TBA or forward commitment purchases are outstanding, the purchases may result in a form of leverage and give rise to increased volatility of the Fund's NAV. Default by, or bankruptcy of, a counterparty to a when-issued, delayed delivery, TBA or forward commitment transaction
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would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Purchases of when-issued, delayed delivery, TBA or forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.
A TBA transaction involves a commitment to purchase securities sold for a fixed price where the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. For this reason, in a TBA transaction, the Fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions. The purchaser in a TBA transaction generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.
Certain Funds may also enter into a forward commitment to sell securities it owns. The use of forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. In a forward sale, the Fund does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined. Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts.
Rule amendments proposed by the Financial Industry Regulatory Authority, Inc. (“FINRA”) may impose mandatory margin requirements for “Covered Agency Transactions,” which include TBA Transactions, certain transactions in pass-through mortgage-backed securities or small-business administration-backed asset-backed securities and transactions in CMOs, in each case where such transactions have delayed contractual settlement dates of a specified period. There are limited exceptions to these margin requirements. Covered Agency Transactions historically have not been required to be collateralized. The collateralization of Covered Agency Transactions is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity.
Zero-Coupon Securities
The Fund may invest in zero-coupon securities. Zero-coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero-coupon security than on the market value of the comparable securities that pay interest periodically during the life of the instrument. In the case of any zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance that are treated as issued originally at a discount, the Fund (or a Portfolio or Underlying Fund, as applicable) will be required to accrue original issue discount (“OID”) for U.S. federal income tax purposes and may as a result be required to pay out as an income distribution an amount which is greater than the total amount of cash interest the Fund actually received. To generate sufficient cash to make the requisite distributions to maintain its qualification for treatment as a RIC, the Fund (or a Portfolio or Underlying Fund, as applicable) may be required to sell investments, including at a time when it may not be advantageous to do so.
Privately-issued stripped securities are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.
Master/Feeder Structure
The Fund may in the future determine to become a “feeder” fund that invests all of its assets in another open-end investment company (a “master fund”) that has substantially similar investment strategies as the Fund. This structure is sometimes called a “master/feeder” structure.
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Fundamental Investment Restrictions
The Trust has adopted the following fundamental investment restrictions with respect to the Fund, which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.
1.
The Fund may borrow money and issue senior securities to the extent consistent with applicable law from time to time.
2.
The Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.
3.
The Fund may purchase or sell commodities to the extent consistent with applicable law from time to time.
4.
The Fund may purchase, sell or hold real estate to the extent consistent with applicable law from time to time.
5.
The Fund may underwrite securities to the extent consistent with applicable law from time to time.
Fundamental Investment Restrictions (1) through (5), as numbered above limit the Fund's ability to engage in certain investment practices and purchase securities or other instruments to the extent consistent with applicable law as that law changes from time to time. Applicable law includes the 1940 Act, the rules or regulations thereunder and applicable orders of the SEC as are currently in place. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if an investment practice or the purchase of securities or other instruments is permitted by applicable law. As such, the effects of these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought when such changes permit or require a resulting change in practice.
Non-Fundamental Investment Restrictions
Names Rule Policy
The Fund has an investment policy, described in the Fund's prospectus, to, under normal circumstances, invest at least 80% of its assets in the particular types of investments suggested by the Fund's name (a “Name Policy”). “Assets” for the purposes of the Name Policy are net assets plus the amount of any borrowings for investment purposes. The percentage limitation applies at the time of purchase of an investment. The Fund's Name Policy may be changed by the Board without shareholder approval. However, to the extent required by SEC regulations, shareholders will be provided with at least sixty (60) days' notice prior to any change in the Fund's Name Policy.
Additional Information
Concentration
The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate (in the aggregate) the compositions of its target indexes.
Disclosure of Portfolio Holdings
Introduction
The policies set forth below to be followed by State Street and SSGA FM (collectively, the “Service Providers”) for the disclosure of information about the portfolio holdings of the SSGA Funds, State Street Master Funds, and State Street Institutional Investment Trust (each, a “Trust”). These disclosure policies are intended to ensure compliance by the Service Providers and the Trust with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. The Board of Trustees must approve all material amendments to the policy.
General Policy
It is the policy of the Service Providers to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Trust.
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No information concerning the portfolio holdings of the Trust may be disclosed to any party (including shareholders) except as provided below. The Service Providers are not permitted to receive compensation or other consideration in connection with disclosing information about the Fund's portfolio to third-parties. In order to address potential conflicts between the interest of Fund shareholders, on the one hand, and those of the Service Providers or any affiliated person of those entities or of the Fund, on the other hand, the Fund's policies require that non-public disclosures of information regarding the Fund's portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the Fund.
The Board of Trustees exercises continuing oversight over the disclosure of the Fund's holdings by (i) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of the Fund and its Service Providers by the Trust's Chief Compliance Officer (“CCO”), and (ii) considering reports and recommendations by the Trust's CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act). The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.
Publicly Available Information. Any party may disclose portfolio holdings information after the holdings are publicly available.
Disclosure of the complete holdings of the Fund is required to be made quarterly within 60 days of the end of the Fund's fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the monthly holdings report on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Portfolios' fiscal quarter. You can find SEC filings on the SEC's website, www.sec.gov. Information about the Fund's 10 largest holdings generally is posted on the Fund's website at SSGA.com, within 30 days following the end of each month. The Fund will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Fund's fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Fund's filings with the SEC or on their website.
Press Interviews, Brokers and Other Discussions
Portfolio managers and other senior officers or spokespersons of the Service Providers or the Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these disclosure policies. For example, a portfolio manager discussing the Trust may indicate that he owns XYZ Company for the Trust only if the Trust's ownership of such company has previously been publicly disclosed.
Trading Desk Reports
State Street Global Advisors' (“SSGA”) trading desk may periodically distribute lists of investments held by its clients (including the Trust) for general analytical research purposes. In no case may such lists identify individual clients or individual client position sizes. Furthermore, in the case of equity securities, such lists shall not show aggregate client position sizes.
Miscellaneous
Confidentiality Agreement. No non-public disclosure of the Fund's portfolio holdings will be made to any party unless such party has signed a written Confidentiality Agreement. For purposes of the disclosure policies, any Confidentiality Agreement must be in a form and substance acceptable to, and approved by, the Trust's officers.
Evaluation Service Providers. There are numerous mutual fund evaluation services (such as Morningstar, Inc. and Broadridge Financial Solutions, Inc., formerly Lipper, Inc.) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Trust by these services and departments, the Trust may distribute (or authorize the Service Providers and the Trust's custodian or fund accountants to distribute) month-end portfolio holdings to such services and departments only if such entity has executed a confidentiality agreement.
Additional Restrictions. Notwithstanding anything herein to the contrary, the Board of Trustees, State Street and SSGA FM may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these disclosure policies.
Waivers of Restrictions. These disclosure policies may not be waived, or exceptions made, without the consent of the Trust's officers. All waivers and exceptions involving the Trust will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.
27

Disclosures Required by Law. Nothing contained herein is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, SSGA FM, State Street, the Trust or any of its affiliates or service providers may file any report required by applicable law (such as Schedules 13D, 13G and 13F or Form N-MFP), respond to requests from regulators and comply with valid subpoenas.
Management of the Trust and State Street Master Funds
The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Trust (see the section called “Investment Advisory and Other Services”). The Board has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Amended and Restated Declaration of Trust. The Trustees listed below are also Trustees of the SSGA Funds, the State Street Master Funds and the State Street Navigator Securities Lending Trust (the “Navigator Trust”), State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc., Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts (collectively, the “Elfun Funds”), and their respective series. The following table provides information with respect to each Trustee, including those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and each officer of the Trusts.
Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
PATRICK J. RILEY c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Trustee and Chairperson of the Board	Term: Indefinite Elected: 1/14	Associate Justice of the Superior Court, Commonwealth of Massachusetts (2002 – May 2010); Partner, Riley, Burke & Donahue, L.L.P. (law firm) (1985 – 2002); Independent Director, State Street Global Advisors Europe Limited (investment company) (1998 – March 2023); Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc) (1998 – March 2023); Independent Director, SSGA Fixed Income plc) (January 2009 – March 2023); and Independent Director, SSGA Qualified Funds PLC (January 2009 - 2019).	54	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – March 2023); Board Director and Chairman, SPDR Europe II, PLC (2013 – March 2023).
JOHN R. COSTANTINO c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 12/18	Senior Advisor to NGN Capital LLC (January 2020 – present); Managing General Partner, NGN Capital LLC (2006 – December 2019).	54
Director of Kleinfeld
Bridal Corp. (January
2016 – present); Trustee
of Neuroscience
Research Institute (1986
– 2017); Trustee of
Fordham University
(1989 – 1995 and 2001
– 2007) and Trustee
Emeritus (2007 –
present); Trustee and
Independent
Chairperson of GE

28

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years

Funds (1993 – February
2011); Director,
Muscular Dystrophy
Association (2019 –
present); Trustee of
Gregorian University
Foundation (1992 –
2007); Chairman of the
Board of Directors,
Vivaldi Biosciences Inc.
(May 2017 - present);
Chairman of the
Supervisory Board,
Vivaldi Biosciences AG.
(May 2017 - present);
Trustee, Gallim Dance
(December 2021 -
present).

MICHAEL A. JESSEE c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Valuation Committee	Term: Indefinite Appointed: 7/16 Elected: 12/18	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	54	None.
MARGARET MCLAUGHLIN c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee	Term: Indefinite Appointed: 9/22	Consultant, Bates Group (consultants) (2021 – 2023); Consultant, Madison Dearborn Partners (private equity) (2019 – 2020); General Counsel/CCO, Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology) (2011 – 2019).	54	Director, Manning & Napier Fund Inc (2021 – 2022).
GEORGE M. PEREIRA c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1964	Trustee	Term: Indefinite Appointed: 9/22	Chief Operating Officer (January 2011 – September 2020) and Chief Financial Officer (November 2004 – September 2020), Charles Schwab Investment Management.	54
Director, Pacific Premier
Bancorp, Pacific Premier
Bank (2021 – present);
Director, Charles
Schwab Asset
Management (Ireland)
Ltd., & Charles Schwab
Worldwide Funds plc.
(2005 – 2020); Director,
Rotaplast International,
Inc. (non-profit providing
free medical services to
children worldwide)
(2012 – 2018).

DONNA M. RAPACCIOLI c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee and Chairperson of the Audit Committee	Term: Indefinite Elected: 12/18	Dean of the Gabelli School of Business (2007 – June 2022) and Accounting Professor (1987 – present) at Fordham University.	54	Director- Graduate Management Admissions Council (2015 – present); Trustee of Emmanuel College (2010 – 2019).
RICHARD D. SHIRK c/o SSGA Funds Management, Inc.	Trustee and Chairperson of the Nominating	Term: Indefinite Elected: 1/14	Chairman (March 2001 - April 2002), President and Chief Executive	54	Chairman and Board Member (1998 - December 2008) and
29

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
One Iron Street Boston, MA 02210 YOB: 1945	Committee and Chairperson of the Governance Committee
Officer (1996 - March
2001), Cerulean
Companies, Inc. (holding
company) (Retired);
President and Chief
Executive Officer, Blue
Cross Blue Shield of
Georgia (health insurer,
managed healthcare)
(1992 - March 2001).

Investment Committee
Member (December
2008 - present),
Healthcare Georgia
Foundation (private
foundation); Lead
Director and Board
Member, Amerigroup
Corp. (managed health
care) (September 2002
– 2012); Board Member
(1999 - 2013) and
Investment Committee
Member (2001 - 2017),
Woodruff Arts Center;
Trustee, Gettysburg
College (2003 - 2009);
Board member,
Aerocare Holdings
(2003 - January 2021),
Regenesis Biomedical
Inc. (April 2012 -
present).

MARK E. SWANSON c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1963	Trustee/Director	Term: Indefinite Appointed: 3/23	Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment Funds (“RIF”) (1998 – 2022); Global Head of Fund Services, Russell Investments (2013 - 2022); Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment Company (“RIC”) (1998 - 2022); President and Chief Executive Officer, RIF (2016 - 2017 and 2020 - 2022); President and Chief Executive Officer, RIC (2016 - 2017 and 2020 - 2022)	54
Director and President,
Russell Investments
Fund Services, LLC
(2010 - 2023); Director,
Russell Investment
Management, LLC,
Russell Investments
Trust Company and
Russell Investments
Financial Services, LLC
(2010 - 2023).

†
For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA FM serves as investment adviser.
*
Served in various capacities and/or with various affiliated entities during noted time period.
The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:
Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Indefinite Served: since 4/19 Term: Indefinite Served: since 5/23	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 – present)*; Managing Director, State Street Global Advisors (April 2005 – present).*
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Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Term: Indefinite Served: since 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Served: since 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Served: since 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Served: since 11/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Mutual Funds Controller at GE Asset Management Incorporated (April 2011 – July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Served: since 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 – present); Assistant Vice President, State Street Bank and Trust Company (November 2011 – July 2017).*
JOHN BETTENCOURT SSGA Funds Management, Inc. One Iron Street, Boston, MA 02210 YOB:1976	Assistant Treasurer	Term: Indefinite Served: since 5/22	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (March 2020 – present); Assistant Vice President, State Street Global Advisors (June 2007 – March 2020).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Indefinite Served: since 7/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – Present).*
SEAN O'MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Chief Legal Officer	Term: Indefinite Served: since 8/19	Senior Vice President and General Counsel, State Street Global Advisors (May 2022 - present); Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 – May 2022).
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Secretary	Term: Indefinite Served: since 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 – present); Vice President and Counsel, Eaton Vance Corp. (October 2010 – October 2019).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Secretary	Term: Indefinite Served: since 5/23	Assistant Vice President, State Street Global Advisors (July 2014 – present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Secretary	Term: Indefinite Served: since 8/19
Vice President and Senior Counsel, State Street Global
Advisors (April 2019 – present); Vice President and
Counsel, State Street Global Advisors (August 2015 –
April 2019); Associate, Ropes & Gray LLP (November
2012 – August 2015).

*
Served in various capacities and/or with various affiliated entities during noted time period.
31

The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust's best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.
Summary of Trustees' Qualifications
Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Boards of Trustees of the Trust and State Street Master Funds.
Patrick J. Riley: Mr. Riley is an experienced business executive with over 45 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related committees of the Trust for 33 years and possesses significant experience regarding the operations and history of the Trust. Mr. Riley serves as a Trustee of the Navigator Trust, SSGA Funds, State Street Master Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
John R. Costantino: In addition to his tenure as a board member of various other funds advised by SSGA FM, Mr. Costantino has over 33 years of private equity investing experience. He has also served as an officer or a board member of charitable organizations and public and private companies for over 32 years. Mr. Costantino is an attorney and a certified public accountant. Mr. Costantino serves as a Trustee of the Navigator Trust, SSGA Funds, State Street Master Funds, Elfun Funds, and State Street Institutional Funds (independent chairperson through 2016) and a Director of State Street Variable Insurance Series Funds, Inc. (independent chairperson through 2016).
Michael A. Jessee: Mr. Jessee is an experienced business executive with approximately 45 years of experience in the banking industry. He previously served as President and Chief Executive Officer of the Federal Home Loan Bank of Boston as well as various senior executive positions of major banks. Mr. Jessee has served on the Navigator Trust's Board of Trustees and related committees for 26 years and possesses significant experience regarding the trust's operations and history. Mr. Jessee also serves as a Trustee of the Navigator Trust, SSGA Funds, State Street Master Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Margaret McLaughlin: Ms. McLaughlin has over twenty-five years of experience she has gained in a variety of roles encompassing regulatory, operating, legal, and compliance functions, serving both firms and their boards. Ms. McLaughlin formerly served as a founding member of the executive management team for Kramer Van Kirk Credit Strategies L.P. and its technology affiliate, Mariana Systems LLC, where she was integrally involved in corporate strategy, operational oversight, risk management and board governance. Prior to Kramer Van Kirk, Ms. McLaughlin was Assistant General Counsel to Harris Associates L.P., where she was responsible for legal, regulatory and compliance activities related to the Oakmark Mutual Funds. Ms. McLaughlin has an extensive understanding and perspective on governance, oversight, regulation, policies and procedures from these positions as well as her prior experience with both the Securities and Exchange Commission and the Department of Justice. Most recently, Ms. McLaughlin has held consulting positions at major private equity and management consulting firms. Ms. McLaughlin serves as a Trustee of State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, SSGA Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
George M. Pereira: Mr. Pereira has over thirty years of experience in executive management with financial institutions, including extensive experience relating to financial reporting, operations, cybersecurity oversight, and enterprise risk management. Mr. Pereira recently retired from Charles Schwab Investment Management Inc., having served as Chief Operating Officer and Chief Financial Officer during his tenure. Previously, Mr. Pereira also served as Head of Financial Reporting for Charles Schwab & Co., Inc. Earlier in his career, Mr. Pereira gained valuable regulatory experience and perspective while serving as managing director at the New York Stock Exchange. With this professional experience, Mr. Pereira has developed wide-ranging expertise in building and managing financial, operational, technology and risk control platforms for growth and scale within the financial services industry. Additionally, Mr. Pereira is a member of the Latino Corporate Directors Association. Mr. Pereira serves as a Trustee of State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, SSGA Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Donna M. Rapaccioli: Ms. Rapaccioli has over 32 years of service as a full-time member of the business faculty at Fordham University, where she developed and taught undergraduate and graduate courses, including International Accounting and Financial Statement Analysis, has taught at the executive MBA level and served as Dean of the Gabelli School of Business for 15 years. She has served on Association to Advance Collegiate Schools of Business accreditation
32

team visits, lectured on accounting and finance topics and consulted for numerous investment banks. Ms. Rapaccioli also serves as a Trustee of the Navigator Trust, SSGA Funds, State Street Master Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Richard D. Shirk: Mr. Shirk is an experienced business executive with over 53 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of Trustees and related committees of the Trust for 33 years and possesses significant experience regarding the operations and history of the Trust. Mr. Shirk also serves as a Trustee of the Navigator Trust, SSGA Funds, State Street Master Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Mark E. Swanson: Mr. Swanson has over twenty-five years of experience in executive management with financial services institutions, including extensive experience relating to, fund operations, financial reporting, fund accounting, and fund services. Mr. Swanson recently retired from Russell Investments, having served most recently as the Global Head of Fund Services. Additionally, Mr. Swanson served as Treasurer, Chief Accounting Officer and Chief Financial Officer Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”). Previously, Mr. Swanson served as Global Head of Fund Operations for Russell, as well as serving in different directorships with RIC, RIF and other Russell entities. Mr. Swanson serves as a Trustee of State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, SSGA Funds, Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax Exempt Income Fund, Elfun Trusts, and State Street Institutional Funds and a Director of State Street Variable Insurance Funds, Inc.
References to the experience, attributes and skills of Trustees above are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Standing Committees
The Board of Trustees has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Governance Committee, Valuation Committee, Nominating Committee and Qualified Legal Compliance Committee (the “QLCC”).
The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant's key personnel involved in the foregoing activities and monitors the independent accountant's independence. During the fiscal year ended December 31, 2022, the Audit Committee held four meetings.
Each of the Governance Committee and the Nominating Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee and the Nominating Committee are to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will consider nominees to the Board recommended by shareholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Shareholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. The Governance Committee performs an annual self-evaluation of Board members. During the fiscal year ended December 31, 2022, the Governance Committee and Nominating Committee held six combined meetings.
The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee's primary purpose is to review the actions and recommendations of the Adviser's Oversight Committee no less often than quarterly. The Trust has established procedures and guidelines for valuing portfolio securities and making fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street and SSGA FM. During the fiscal year ended December 31, 2022, the Valuation Committee held five meetings.
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The QLCC is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the Trust's CCO; to oversee generally the Trust's responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers or the Trustees. During the fiscal year ended December 31, 2022, the QLCC held four meetings.
Leadership Structure and Risk Management Oversight
The Board has chosen to select different individuals as Chairperson of the Board of the Trust and as President of the Trust. Currently, Mr. Riley, an Independent Trustee, serves as Chairperson of the Board, Ms. Rapaccioli serves as Chairperson of the Audit Committee, Mr. Costantino serves as Chairperson of the QLCC, Mr. Jessee serves as Chairperson of the Valuation Committee and Mr. Shirk serves as Chairperson of each of the Governance Committee and Nominating Committee. Ms. Carpenter, who is an employee of the Adviser, serves as President of the Trust. The Board believes that this leadership structure is appropriate. Ms. Carpenter is available to provide the Board with insight regarding the Trust's day-to-day management when requested, while Mr. Riley provides an independent perspective on the Trust's overall operation and Ms. Rapaccioli provides a specialized perspective on audit matters.
The Board has delegated management of the Trust to service providers who are responsible for the day-to-day management of risks applicable to the Trust. The Board oversees risk management for the Trust in several ways. The Board receives regular reports from both the CCO and administrator for the Trust, detailing the results of the Trust's compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Fund, and applicable provisions of the federal securities laws and the Code. As needed, the Adviser discusses management issues regarding the Trust with the Board, soliciting the Board's input on many aspects of management, including potential risks to the Fund. The Board's Audit Committee also receives reports on various aspects of risk that might affect the Trust and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the Independent Trustees, the independent registered public accounting firm, counsel to the Trust, the CCO and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Trust, which are effected on a day-to-day basis by service providers to the Trust.
Trustee Ownership of Securities of the Trust, Adviser and Distributor
As of December 31, 2022 none of the Independent Trustees or their immediate family members had any ownership of securities of the Adviser, State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), the Trust's distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or SSGA FD.
The following table sets forth information describing the dollar range of the Trust's equity securities beneficially owned by each Trustee as of December 31, 2022.
Name of Independent Trustee	Dollar Range Of Equity Securities In The Fund	Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
Patrick J. Riley	None	Over $100,000
John R Costantino	None	None
Michael A. Jessee	None	None
Margaret McLaughlin(1)	None	None
George M. Pereira(1)	None	None
Donna M. Rapaccioli	None	None
Richard D. Shirk	None	Over $100,000
Mark E. Swanson(2)	None	None
(1)
Ms. McLaughlin and Mr. Pereira were appointed Trustees effective September 15, 2022.
(2)
Mr. Swanson was appointed as Trustee effective March 2, 2023.
Trustee Compensation
Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Fund does not receive compensation from the Fund for his or her service as a Trustee. As of January 1, 2023, except as noted below, each Independent Trustee will receive for his or her services to the
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State Street Master Funds, the State Street Institutional Investment Trust, SSGA Funds, the Elfun Funds and the Navigator Trust, State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (together, the “Fund Entities”) an annual retainer of $360,000. The Chairperson receives an additional $90,000 annual retainer. The Independent Trustees receive a fee of $25,000 for each additional special in-person Board meeting and $5,000 for each additional special telephonic Board meeting. As of January 1, 2020, the total annual compensation paid to the Independent Trustees (other than telephonic and special meeting fees) is allocated to each Fund Entity as follows: a fixed amount of $21,000 will be allocated to each Fund Entity or, if applicable, each series thereof; and the remainder will be allocated among the Fund Entities or, if applicable, each series thereof based on relative net assets excluding, however, any feeder fund that invests in a master fund that is a Fund Entity or series thereof. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of the Trust's expenses.
The Trust's officers are compensated by the Adviser and its affiliates.
The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2022:
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex Paid to Trustees
Michael F. Holland(1)	$134,416	$0	$0	$410,000
Patrick J. Riley	$134,416	$0	$0	$410,000
John R. Costantino	$109,742	$0	$0	$350,000
Michael A. Jessee	$109,742	$0	$0	$350,000
Donna M. Rapaccioli	$109,742	$0	$0	$350,000
Richard D. Shirk	$109,742	$0	$0	$350,000
Margaret McLaughlin(2)	$22,132	$0	$0	$80,000
George M. Pereira(2)	$22,132	$0	$0	$80,000
Mark E. Swanson(3)	$0	$0	$0	$0
(1)
Mr. Holland retired from the Board of Directors of the Trust effective as of December 31, 2022.
(2)
Ms. McLaughlin and Mr. Pereira were appointed Trustees effective September 15, 2022.
(3)
Mr. Swanson did not receive compensation from the Funds for services as Trustee for the most recently completed fiscal years of the Funds because he did not serve as Trustee during the relevant periods.
Proxy Voting Procedures
The Board has delegated to the Adviser the responsibility to vote proxies on securities held by the Fund, subject to certain exceptions. The Board has retained authority to vote proxies for certain bank and bank holding company securities (“Bank Securities”) that may be held by the Fund from time to time. The Board has adopted the Institutional Shareholder Services, Inc.'s (“ISS”) benchmark proxy voting policy with respect to voting such Bank Securities' proxies. The Board has retained this authority in order to permit the Adviser to utilize exemptions from limitations arising under the Bank Holding Company Act of 1956, as amended, that might otherwise prevent the Adviser from investing the Fund's assets in Bank Securities. A copy of the Trust's proxy voting procedures is attached to this SAI as Appendix B,  a copy of the Adviser's proxy voting procedures is attached to this SAI as Appendix C, and a copy of ISS' benchmark proxy voting procedures is attached to this SAI as Appendix D. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Fund's website at https://www.ssga.com/us/en/intermediary/ic; and (3) on the SEC's website at https://www.sec.gov.
Control Persons and Principal Holders of Securities
The Fund had not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.
The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities as of the date of this SAI.
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Investment Advisory and Other Services
Investment Advisory Agreement
SSGA FM is responsible for the investment management of the Fund pursuant to the Amended and Restated Investment Advisory Agreement dated November 17, 2015, as amended from time to time (the “Advisory Agreement”), by and between the Adviser and the Trust. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. State Street is a wholly-owned subsidiary of State Street Corporation.
For the services provided under the Advisory Agreement, the Fund pays the Adviser a fee at an annual rate of 0.05% of the Fund's average daily net assets.
The Advisory Agreement provides for an initial term of two years and thereafter will continue from year to year provided that such continuance is specifically approved at least annually by (a) the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by the Adviser or the Trust without penalty upon sixty days' notice and will terminate automatically upon its assignment.
The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of the Fund, including outstanding loans to such issuers that could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Adviser has informed the Fund that, in making its investment decisions, it will not obtain or use material non-public information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers were held by any fund managed by the Adviser or any such affiliate.
In certain instances, there may be securities that are suitable for the Fund as well as for one or more of the Adviser's other clients. Investment decisions for the Trust and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. The Trust recognizes that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.
The Fund had not commenced operations as of the date of this SAI and therefore did not pay fees to the Adviser for the past three fiscal years.
Total Annual Fund Operating Expense Waivers. The Adviser has contractually agreed with the Trust, through April 30, 2025, (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund for expenses to the extent that Total Annual Fund Operating Expenses (subject to certain exclusions as described in the Fund's Prospectus) exceed 0.05% of average daily net assets on an annual basis.
Administrator
SSGA FM serves as the administrator for the Fund pursuant to an Amended and Restated Administration Agreement. Under the Amended and Restated Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and the Fund and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the Amended and Restated Administration Agreement, manage all of the business and affairs of the Trust.
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As consideration for SSGA FM's services as administrator with respect to the Fund, SSGA FM receives a fee at the annual rate of 0.05% of the average daily net assets attributable to Class K shares of the Fund. The fees are accrued daily at the rate of 1/365th and payable monthly on the first business day of each month. Additionally, the Fund reimburses the Administrator for certain out-of-pocket travel expenses of the CCO and compliance team incurred on the Fund's behalf.
The Fund had not commenced operations as of the date of this SAI and therefore did not pay fees to the Administrator for the past three fiscal years.
Sub-Administrator, Custody and Fund Accounting
State Street serves as the sub-administrator for the Trust, pursuant to a sub-administration agreement dated June 1, 2015 (the “Sub-Administration Agreement”). State Street serves as the custodian for the Trust, pursuant to a custody agreement dated April 11, 2012 (the “Custody Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Trust. Under the Custody Agreement, State Street is obligated to provide certain custody services to the Trust, as well as basic portfolio recordkeeping required by the Trust for regulatory and financial reporting purposes. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street's mailing address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.
State Street receives an annual fee from the Adviser (payable monthly), as consideration for sub-administration services provided to the Fund. As consideration for custody and fund accounting services, the Fund pays State Street an annual fee (payable monthly) based on the average monthly net assets of the Fund. The Fund also pays State Street transaction and service fees for these services and reimburses State Street for out-of-pocket expenses.
The sub-administration and custodian fees paid by the Fund to State Street for the last three fiscal years have been omitted because the Fund had not commenced investment operations as of the date of this SAI.
Transfer Agent and Dividend Paying Agent
SS&C GIDS, Inc. serves as the Transfer and Dividend Paying Agent. SS&C GIDS, Inc. is paid for the following annual account services and activities including but not limited to: establishment and maintenance of each shareholder's account; closing an account; acceptance and processing of trade orders; preparation and transmission of payments for dividends and distributions declared by the Fund; customer service support including receipt of correspondence and responding to shareholder and financial intermediary inquiries; investigation services; tax related support; financial intermediary commission and fee payment processing; and charges related to compliance and regulatory services.
Portfolio fees are allocated to the Fund based on the average NAV of the Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. SS&C GIDS, Inc. is reimbursed by the Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. SS&C GIDS, Inc. principal business address is 2000 Crown Colony Drive, Quincy, MA 02169.
Securities Lending
The Fund's Board has approved the Fund's participation in a securities lending program. Under the securities lending program, the Fund has retained State Street to serve as the securities lending agent.
The income earned by the Fund as well as the fees and/or compensation paid by the Fund (in dollars) pursuant to the Master Amended and Restated Securities Lending Authorization Agreement among SSGA Funds, State Street Institutional Investment Trust, and State Street Master Funds, each on behalf of its respective series, and State Street (the “Securities Lending Authorization Agreement”) for the fiscal year ended December 31, 2022 have been omitted because the Fund had not commenced investment operations as of the date of this SAI.
State Street, acting as agent of the Fund, will provide the following services to the Fund in connection with the Fund's securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring the value of loaned securities, the value of collateral received and other lending parameters; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Fund; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Fund from borrowers; (vii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan
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premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Fund's Securities Lending Authorization Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; and (x) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement.
Code of Ethics
The Adviser, SSGA FD and the Trust have each adopted a code of ethics (the Trust's code being referred to herein as the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Fund's Adviser, Distributor and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Adviser or the Trust. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Adviser or SSGA FD as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Trust's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.
Distributor
SSGA FD serves as the distributor of the Fund. SSGA FD is an indirect wholly-owned subsidiary of State Street Corporation. SSGA FD's mailing address is One Iron Street, Boston, MA 02210.
Payments to Financial Intermediaries
Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.
The compensation paid by SSGA FD to a financial intermediary may be paid continually over time, during the period when the intermediary's clients hold investments in the Fund. The compensation to financial intermediaries may include networking fees and account-based fees. The amount of continuing compensation paid by SSGA FD to different financial intermediaries varies. In the case of most financial intermediaries, compensation for servicing is generally paid at an annual rate of 0.10% – 0.20% of the aggregate average daily NAV of Fund shares held by that financial intermediary's customers, although in some cases the compensation may be paid at higher annual rates (which may, but will not necessarily, reflect enhanced or additional services provided by the financial intermediary). SSGA FD and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with sales of the Fund's shares or the servicing of shareholders or shareholder accounts by financial intermediaries. Such compensation may include, but is not limited to, ongoing payments, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Financial intermediaries may not use sales of the Fund's shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority, Inc. (“FINRA”). The level of payments made to a financial intermediary in any given year will vary and, in the case of most financial intermediaries, will not exceed 0.20% of the value of assets attributable to the financial intermediary invested in shares of funds in the SSGA FM-fund complex. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels.
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If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by SSGA FD and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.
Set forth below is a list of those financial intermediaries to which SSGA FD (and its affiliates) expects, as of January 1, 2023, to pay compensation in the manner described in this “Payments to Financial Intermediaries” section. This list may change over time. Please contact your financial intermediary to determine whether it or its affiliate currently may be receiving such compensation and to obtain further information regarding any such compensation.
•ADP Broker-Dealer Inc.
•Alight Financial Solutions, LLC
•American Portfolios Financial Services, Inc.
•American United Life Insurance Company
•Ascensus Broker Dealer Services, LLC
•AXA Advisors, LLC
•Charles Schwab & Co., Inc.
•Edward Jones
•E*Trade Securities
•Fidelity Brokerage Services LLC
•Fidelity Investments Institutional Operations Company, Inc.
•GWFS Equities Inc.
•Hand Securities, LLC
•Hartford Life Insurance Company
•Interactive Brokers LLC
•John Hancock Trust Company
•J.P. Morgan Securities LLC
•LaSalle Street Securities
•Lincoln Financial Advisors
•LPL Financial Services, LLC
•Merrill Lynch, Pierce, Fenner & Smith Inc.
•Mid Atlantic Capital Corp.
•Morgan Stanley Smith Barney LLC
•MSCS Financial Services LLC
•National Financial Services, LLC
•Nationwide Financial Services, Inc.
•Pershing LLC
•PNC Bank, N.A.
•Putnam Investor Services, Inc.
•Raymond James & Associates, Inc.
•RBC Capital Markets Corp.
•Reliance Trust Company
•SEI Private Trust Company
•TD Ameritrade, Inc.
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•TIAA CREF Individual & Institutional Services, LLC
•Trust Company of America
•UBS Financial Services, Inc.
•VALIC Financial Advisors, Inc.
•Vanguard Marketing Corp.
•Voya Institutional Plan Services, LLC
•Voya Retirement Insurance and Annuity Company
•Wells Fargo Bank, N.A.
•Wells Fargo Clearing Services, LLC
Counsel and Independent Registered Public Accounting Firm
Ropes & Gray LLP serves as counsel to the Trust. The principal business address of Ropes & Gray LLP is 800 Boylston Street, Boston, Massachusetts 02199. Sullivan & Worcester LLP, located at One Post Office Square, Boston, Massachusetts 02109, serves as independent counsel to the Independent Trustees.
Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and provides (i) audit services and (ii) tax services. In connection with the audit of the 2022 financial statements, the Trust entered into an engagement agreement with Ernst & Young LLP that sets forth the terms of Ernst & Young LLP's audit engagement. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.
Portfolio Managers
The following persons serve as the portfolio managers of the Fund as of the date of this SAI. The following table lists the number and types of accounts managed and assets under management in those accounts as of September 30, 2023:
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Leo Law	28	$20.82	155	$223.49	170	$90.58	$334.89
Seamus Quinn	28	$20.82	155	$223.49	170	$90.58	$334.89
(1)
There are no performance-based fees associated with these accounts.
The Fund had not commenced operations prior to the date of this SAI and therefore the portfolio managers did not beneficially own any Shares.
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
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A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of the Adviser's and Trust's Code of Ethics.
SSGA's culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. SSGA's Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, an incentive pool is allocated to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees' interests with SSGA clients' and shareholders' long-term interests.
SSGA recognizes and rewards outstanding performance by:
•Promoting employee ownership to connect employees directly to the company's success.
•Using rewards to reinforce mission, vision, values and business strategy.
•Seeking to recognize and preserve the firm's unique culture and team orientation.
•Providing all employees the opportunity to share in the success of SSGA.
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Brokerage Allocation and Other Practices
The Fund invests substantially all of its assets allocated to fixed income securities in the Portfolio and therefore does not directly incur transactional costs for purchases and shares of portfolio investments. The Fund generally purchases or redeems shares of the Portfolio each day depending on the number of shares of the Fund purchased or redeemed by investors on that day. Shares of the Portfolio are available for purchase by the Fund at its NAV without any sales charges, transaction fees, or brokerage commissions being charged.
All portfolio transactions are placed on behalf of the Fund by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over-the-counter orders (e.g., fixed income securities) because the Fund pays a spread which is included in the cost of the security and represents the difference between the dealer's quoted price at which it is willing to sell the security and the dealer's quoted price at which it is willing to buy the security. When the Fund executes an over-the-counter order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.
In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser's duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.
The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser's Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:
•Prompt and reliable execution;
•The competitiveness of commission rates and spreads, if applicable;
•The financial strength, stability and/or reputation of the trading counterparty;
•The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
•Local laws, regulations or restrictions;
•The ability of the trading counterparty to maintain confidentiality;
•The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;
•Market share;
•Liquidity;
•Price;
•Execution related costs;
•History of execution of orders;
•Likelihood of execution and settlement;
•Order size and nature;
•Clearance and settlement capabilities, especially in high volatility market environments;
•Availability of lendable securities;
•Sophistication of the trading counterparty's trading capabilities and infrastructure/facilities;
•The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
•Speed and responsiveness to the Adviser;
•Access to secondary markets;
•Counterparty exposure; and
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•Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.
In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for the Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:
(i)
The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;
(ii)
The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;
(iii)
The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;
(iv)
Whether the transaction is a ‘delivery versus payment' or ‘over -the-counter' transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over-the-counter' transactions; and/or
(v)
Any other circumstances that the Adviser believes are relevant at the time.
The Adviser does not currently use the Fund's assets in connection with third party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Fund for the purchase of third party research, the Adviser reserves the right to do so in the future.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Fund.
Securities of “Regular Broker-Dealer.” The Trust is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.
The Fund had not commenced operations as of the date of this SAI and therefore did not pay brokerage commissions during the past three fiscal years.
Declaration of Trust, Capital Stock and Other Information
Capitalization. Under the Declaration of Trust, the Trustees are authorized to issue an unlimited number of shares of the Fund. Upon liquidation or dissolution of the Fund, investors are entitled to share pro rata in the Fund's net assets available for distribution to its investors. Investments in the Fund have no preference, preemptive, conversion or similar rights, except as determined by the Trustees or as set forth in the Bylaws, and are fully paid and non-assessable, except as set forth below.
Declaration of Trust. The Declaration of Trust of the Trust provides that the Trust may redeem shares of the Fund at the redemption price that would apply if the share redemption were initiated by a shareholder. It is the policy of the Trust that, except upon such conditions as may from time to time be set forth in the then current prospectus of the Trust or to facilitate the Trust's or the Fund's compliance with applicable law or regulation, the Trust would not initiate a redemption of shares unless it were to determine that failing to do so may have a substantial adverse consequence for the Fund or the Trust.
The Trust's Declaration of Trust provides that a Trustee who is not an “interested person” (as defined in the 1940 Act) of the Trust will be deemed independent and disinterested with respect to any demand made in connection with a derivative action or proceeding. It is the policy of the Trust that it will not assert that provision to preclude a shareholder from claiming that a trustee is not independent or disinterested with respect to any demand made in connection with a
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derivative action or proceeding; provided, however, that the foregoing policy will not prevent the Trust from asserting applicable law (including Section 2B of Chapter 182 of the Massachusetts General Laws) to preclude a shareholder from claiming that a trustee is not independent or disinterested with respect to any demand made in connection with a derivative action or proceeding.
The Trust will not deviate from the foregoing policies in a manner that adversely affects the rights of shareholders of the Fund without the approval of “a vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund.
Voting. Each investor is entitled to a vote in proportion to the number of Fund shares it owns. Shares do not have cumulative voting rights in the election of Trustees, and investors holding more than 50% of the aggregate outstanding shares in the Trust may elect all of the Trustees if they choose to do so. The Trust is not required and has no current intention to hold annual meetings of investors but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.
Massachusetts Business Trust. Under Massachusetts law, shareholders in a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification out of the property of the applicable series of the Trust for any loss to which the shareholder may become subject by reason of being or having been a shareholder of that series and for reimbursement of the shareholder for all expense arising from such liability. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability should be limited to circumstances in which the series would be unable to meet its obligations.
Pricing of Shares
The price per share of the Fund is determined each business day (unless otherwise noted) at the close of the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m. Eastern time).
Pricing of shares of the Fund does not occur on New York Stock Exchange (“NYSE”) holidays. The NYSE is open for trading every weekday except for: (a) the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Washington's Birthday (the third Monday in February), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively. Purchases and withdrawals will be effected at the time of determination of NAV next following the receipt of any purchase or withdrawal order which is determined to be in good order.
The Fund's securities will be valued pursuant to guidelines established by the Board of Trustees.
Taxation of the Fund
The following discussion of U.S. federal income tax consequences of an investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situations.
Qualification as a Regulated Investment Company
The Fund will elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i)
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at least 50% of the value of the Fund's total assets consists of cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of its assets are invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.
In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in section (a)(i) of the preceding paragraph), will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes, because they meet the passive income requirement under Code Section 7704(c)(2). Further, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund's ability to meet the diversification test in (b) above.
If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest or disposing of certain assets. If such Fund were ineligible to or otherwise did not cure such failure for any year, or if such Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax at the Fund level on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net capital gains (as defined below), would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund's shares (each as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.
The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income retained by the Fund will be subject to tax at the Fund level at regular corporate rates. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an
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amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (a) of the preceding sentence and the tax deemed paid by the shareholder under clause (b) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
If the Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31, if the Fund is eligible to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC's ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; if the Fund has a December 31 year end and makes the election described above, no such gains or losses will be so treated. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by the Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund's net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. See the Fund's most recent annual shareholder report for the Fund's available capital loss carryovers as of the end of its most recently ended fiscal year.
Taxation of Distributions Received by Shareholders
For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her Fund shares. In general, the Fund will recognize long-term capital gain or loss on the disposition of assets the Fund has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments the Fund has owned (or is deemed to have owned) for one year or less. Distributions of net-capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at each of the shareholder and the Fund level.
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The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
Shareholders of the Fund will be subject to U.S. federal income taxes as described herein on distributions made by the Fund whether received in cash or reinvested in additional shares of the Fund.
Distributions with respect to the Fund's shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's NAV includes either unrealized gains, or realized but undistributed income or gains that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund's shares below the shareholder's cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund's NAV also reflects unrealized losses.
In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to the dividend-paying stocks held by the Fund and the shareholder must meet holding period and other requirements with respect to the Fund's shares. In general, a dividend will not be treated as qualified dividend income (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company (“PFIC”).
In general, distributions of investment income properly reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of the Fund's gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.
In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Finally, the dividends-received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
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Any distribution of income that is attributable to (a) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (b) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
If the Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or before December 31, 2017, on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the bond otherwise allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder's proportionate share of the amount of such credits and be allowed a credit against the its U.S. federal income tax liability equal to the amount of such deemed distribution. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code, and the amount of the tax credits may not exceed the amount reported by the Fund in a written notice to shareholders. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.
Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, original issue discount (“OID”) is treated as interest income and is included in the Fund's income and required to be distributed by the Fund over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind obligations will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired in the secondary market by the Fund may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. If the Fund makes the election referred to in the preceding sentence, then rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.
If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would have if the Fund had not held such obligations.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.
Securities Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is
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irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.
At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount; whether, when or to what extent the Fund should recognize market discount on such debt obligations; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Certain Investments in REITs. Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Certain Investments in Mortgage Pooling Vehicles. The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund's income (including income allocated to the Fund from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a RIC investing in such securities may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Foreign Currency Transactions. Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate the Fund's distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
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Passive Foreign Investment Companies. Equity investments by the Fund in PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.
Options and Futures. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund's obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
The Fund's options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund's long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the dividends-received deduction, as the case may be.
The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
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Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, the Fund's transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax.
Commodity-Linked Instruments. The Fund's direct or indirect investments in commodities and commodity-linked instruments can be limited by the Fund's intention to qualify as a RIC, and can bear on the Fund's ability to so qualify. Income and gains from commodities and certain commodity-linked instruments does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund's nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.
Book-Tax Differences. Certain of the Fund's investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund's book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.
Foreign Taxation
The Fund's income, proceeds and gains from sources within foreign countries may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is expected that at the close of the Fund's taxable year, more than 50% of the assets of the Fund will consist of the securities of foreign corporations. In that case, the Fund may elect to permit shareholders to claim a credit or deduction (but not both) on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by such Fund. A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so.
If the Fund does not qualify for or does not make such election, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund, if any. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
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Backup Withholding
The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Tax-Exempt Shareholders
Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.
Redemptions and Exchanges
Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will generally be disallowed under the Code's “wash sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon the redemption or exchange of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund's prospectus for more information.
Tax Shelter Reporting
Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance
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may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Non-U.S. Shareholders
Non-U.S. shareholders in the Fund should consult their tax advisors concerning the tax consequences of ownership of shares in the Fund. Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code ( “foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.
The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (i) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A RIC is permitted to report such parts of its dividends as are eligible to be treated as interest-related or short-term capital gain dividends, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.
Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.
Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (a) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (c) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder's sale of shares of the Fund (as described below).
Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
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Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If the Fund were a QIE under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund, would retain their character as gains realized from USRPIs in the hands of the Fund's foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder's current and past ownership of the Fund. The Fund generally does not expect that it will be a QIE.
Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed above through the sale and repurchase of Fund shares.
Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.
In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from back-up withholding, the foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute form). Non-U.S. investors in the Fund should consult their tax advisers in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.
A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax on income referred to above.
Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund's “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
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Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.
General Considerations
The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal income tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax laws and any proposed tax law changes.
Underwriter
SSGA FD serves as the Fund's distributor pursuant to the Distribution Agreement by and between SSGA FD and the Trust. SSGA FD is not obligated to sell any specific number of shares and will sell shares of the Fund on a continuous basis only against orders to purchase shares. The principal business address of SSGA FD is One Iron Street, Boston, MA 02210.
Financial Statements
The Fund had not commenced operations as of the date of this SAI and therefore does not have financial statements.
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APPENDIX A
RATINGS OF DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE, INC. (“MOODY'S”)
GLOBAL LONG-TERM RATING SCALE
Ratings assigned on Moody's global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
GLOBAL SHORT-TERM RATING SCALE
Ratings assigned on Moody's global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P GLOBAL RATINGS (“S&P”)
ISSUE CREDIT RATING DEFINITIONS
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
LONG-TERM ISSUE CREDIT RATINGS*
AAA: An obligation rated ‘AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated ‘BB', ‘B', ‘CCC', ‘CC', and ‘C' are regarded as having significant speculative characteristics. ‘BB' indicates the least degree of speculation and ‘C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.

*
Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
SHORT-TERM ISSUE CREDIT RATINGS
A-1: A short-term obligation rated ‘A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed exchange offer.
FITCH RATINGS. (“FITCH”)
ISSUER DEFAULT RATINGS
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity's relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality.
‘AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
‘AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
‘A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.
‘BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative.
‘B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Near default
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:
a.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.
the formal announcement by the issuer or their agent of a distressed debt exchange;
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default.
‘RD' ratings indicate an issuer that in Fitch's opinion has experienced:
a.
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b.
has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c.
has not otherwise ceased operating.
This would include:
i.
the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default.
‘D' ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
SHORT-TERM RATINGS ASSIGNED TO ISSUERS AND OBLIGATIONS
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA' has three notch-specific rating levels (‘AA+'; ‘AA'; ‘AA-'; each a rating level). Such suffixes are not added to ‘AAA' ratings and ratings below the 'CCC' category. For the short-term rating category of ‘F1', a ‘+' may be appended. For Viability Ratings, the modifiers “+” or “–” may be appended to a rating to denote relative status within categories from ‘AA' to ‘CCC'. For derivative counterparty ratings the modifiers “+” or “–” may be appended to the ratings within ‘AA(dcr)' to ‘CCC(dcr)' categories.

APPENDIX B - TRUST'S PROXY VOTING POLICY AND PROCEDURES
SSGA FUNDS
STATE STREET MASTER FUNDS
STATE STREET INSTITUTIONAL INVESTMENT TRUST
ELFUN GOVERNMENT MONEY MARKET FUND
ELFUN TAX-EXEMPT INCOME FUND
ELFUN INCOME FUND
ELFUN DIVERSIFIED FUND
ELFUN INTERNATIONAL EQUITY FUND
ELFUN TRUSTS
STATE STREET NAVIGATOR SECURITIES LENDING TRUST
STATE STREET INSTITUTIONAL FUNDS
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC. (THE “COMPANY”)1
PROXY VOTING POLICY AND PROCEDURES
As of September 20, 2017
The Board of Trustees/Directors of the Trust/Company (each series thereof, a “Fund”) have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust/Company's investment portfolios.
1. Proxy Voting Policy
The policy of the Trust/Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust/Company to SSGA Funds Management, Inc., the Trust/Company's investment adviser (the “Adviser”), subject to the Trustees/Directors' continuing oversight.
2. Fiduciary Duty
The right to vote proxies with respect to a portfolio security held by the Trust/Company is an asset of the Trust/Company. The Adviser acts as a fiduciary of the Trust/Company and must vote proxies in a manner consistent with the best interest of the Trust/Company and its shareholders.
3. Proxy Voting Procedures
A. At least annually, the Adviser shall present to the Boards of Trustees/Directors its policies, procedures and other guidelines for voting proxies (“Policy”) and the policy of any Sub-adviser (as defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Trustees/Directors of material changes to its Policy or the policy of any Sub-adviser promptly and not later than the next regular meeting of the Board of Trustees/Directors after such amendment is implemented.
B. At least annually, the Adviser shall present to the Boards of Trustees/Directors its policy for managing conflicts of interests that may arise through the Adviser's proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by a Fund to the Trustees/Directors at the next regular meeting of the Board of Trustees/Directors after such override(s) occur.
C. At least annually, the Adviser shall inform the Trustees/Director that a record is available with respect to each proxy voted with respect to portfolio securities of the Trust/Company during the year. Also see Section 5 below.
4. Revocation of Authority to Vote
The delegation by the Trustees/Directors of the authority to vote proxies relating to portfolio securities of the Trust/Company may be revoked by the Trustees/Directors, in whole or in part, at any time.
____________
1
Unless otherwise noted, the singular term “Trust/Company” used throughout this document means each of SSGA Funds, State Street Master Funds, State Street Institutional Investment Trust, State Street Navigator Securities Lending Trust, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund, Elfun Trusts, State Street Institutional Funds, and State Street Variable Insurance Series Funds, Inc.
B-1

5. Annual Filing of Proxy Voting Record
The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of the Trust/Company to the Trust/Company or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust/Company's annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.
6. Retention and Oversight of Proxy Advisory Firms
A. In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm's staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to Boards of Trustees/Directors regarding the results of this review.
B. The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm's capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm's conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.
7. Periodic Sampling
The Adviser will periodically sample proxy votes to review whether they complied with the Policy. The Adviser shall, at least annually, report to the Boards of Trustees/Directors regarding the frequency and results of the sampling performed.
8. Disclosures
A.
The Trust/Company shall include in its registration statement:
1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
1. A statement disclosing that information regarding how the Trust/Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the “SEC”) website.
B.
The Trust/Company shall include in its annual and semi-annual reports to shareholders:
1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust/Company to determine how to vote proxies relating to portfolio securities of the Fund is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and
2. A statement disclosing that information regarding how the Trust/Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.
9. Sub-Advisers
For this Fund, the Adviser may retain investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Fund pursuant to sub-advisory agreements. It is the policy of the Trust/Company that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund for which it serves as sub-adviser, in accordance with the Sub-adviser's proxy voting policies and procedures.
10. Review of Policy
The Trustees/Directors shall review this policy to determine its continued sufficiency as necessary from time to time.
B-2

APPENDIX C – ADVISER'S PROXY VOTING PROCEDURES AND GUIDELINES

March 2023
Global Proxy Voting and Engagement Principles
State Street Global Advisors, one of the industry's largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.i
State Street Global Advisors' Authority and Duties to Vote Client and Fund Securities
Where State Street Global Advisors' clients have asked it to vote their shares on their behalf or where a commingled fund fiduciary has delegated the responsibility to vote the fund's securities to State Street Global Advisors, State Street Global Advisors votes those client and fund-owned securities in a unified manner, consistent with the Principles described in this document. Exceptions to this unified voting policy are: (1) where State Street Global Advisors has made proxy voting choices (i.e., the proxy voting program) available to investors within a commingled fund, in which case a pro rata portion of shares held by the fund attributable to investors who choose to participate in the proxy voting program would be voted consistent with the third-party proxy voting policies selected by the investors, and (2) in the limited circumstances where a pooled investment vehicle managed by State Street Global Advisors utilizes a third party proxy voting guideline as set forth in that fund's organizational and/or offering documents. With respect to such funds utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Principles described herein and the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines.
The Principles-State Street Global Advisors' Approach to Proxy Voting and Issuer Engagement
At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising voting rights. The underlying goal is to maximize shareholder value.
The Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. Rather than divesting from portfolio companies, our approach is to engage with such companies. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.
We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long- term economic value of the holdings in our clients' accounts. We maximize voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast array of investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective.

i
These Global Proxy Voting and Engagement Principles (the “Principles”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

The Principles support governance structures that we believe add to, or maximize, shareholder value for the companies held in our clients' portfolios. We conduct issuer- specific engagements with companies to discuss our principles, including sustainability- related risks and opportunities. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.
In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level.
The State Street Global Advisors Asset Stewardship Team may consult with members of various investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies, covering various corporate governance and sustainability- related topics outside of proxy season.
The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event-driven, focusing on issuer-specific corporate governance or sustainability concerns, or broader industry-related trends. We also consider the size of our total position in the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:
Active
We use screening tools designed to capture a mix of company-specific data, including governance and sustainability profiles, to inform our voting and engagement activity.
We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.
Reactive
Reactive engagement is initiated by issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.
We have established an engagement protocol that further describes our approach to issuer engagement.
Measurement
Our stewardship activities are designed to have an impact on company-specific and market-level disclosure and oversight practices that we believe protect and promote shareholder value.
Company-specific successes Assessing the effectiveness of our company-specific engagement process can be challenging to measure. To limit subjectivity in measuring our success, we actively seek issuer feedback and monitor the actions taken by issuers post-engagement in order to identify tangible changes. This enables us to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over multiple years depending on the facts and circumstances involved. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. We also track the impact of our proxy votes by reviewing changing trends in market practices on specific corporate-governance or sustainability-related issues that we address through voting action. We report engagement and voting actions to clients on an annual basis.
Market-level successes We track the broader adoption of our stewardship priorities — Effective Board Oversight, Climate Risk Management, Human Capital Management, and Diversity, Equity, and Inclusion - which we consider core to creating long-term value, by assessing the number of market participants that have embraced positions consistent with our thought leadership and advocacy.
Proxy Voting Procedure
Oversight
The Asset Stewardship Team is responsible for developing and implementing State Street Global Advisors' Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines, and guidance published thereunder by State Street Global Advisors from time to time, available at ssga.com/about-us/asset-stewardship.html (collectively, the “Voting Policy”), the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The Asset Stewardship Team's activities are overseen by our internal governance body, State Street Global Advisors' ESG Committee (the “ESG Committee”). The ESG Committee is responsible for reviewing State Street Global Advisors' stewardship strategy, engagement priorities, and proxy voting guidelines, and for monitoring the delivery of voting objectives.
Proxy Voting Process
In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Voting Policy, (3) provide research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.
All voting decisions and engagement activities are undertaken in accordance with our in-house Voting Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy is the use of an independent third party to vote on State Street stock and other State Street Global Advisors affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we retain an independent fiduciary to make a voting decision where we believe we may be conflicted from voting (for example, due to an outside business interest). In such cases, delegated third parties exercise vote decisions based upon State Street Global Advisors' Proxy Voting and Engagement Guidelines.
We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we could refrain from voting at meetings in cases where:
•Power of attorney documentation is required.
•Voting will have a material impact on our ability to trade the security.
•Voting is not permissible due to sanctions affecting a company or individual.
•Issuer-specific special documentation is required or various market or issuer certifications are required.
•Unless a client directs otherwise, State Street Global Advisors will not vote proxies in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).
Additionally, we are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.
In rare circumstances where nuances within specific resolutions fall outside of the scope of existing voting guidelines, requiring case-by-case analysis, such resolutions are escalated to the head of Asset Stewardship and reported to the ESG Committee. Additionally, in certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.

Conflict of Interest
See our standalone Conflicts Mitigation Guidelines.
Proxy Voting and Engagement Principles
Directors and Boards
The election of directors is one of the most important fiduciary duties we perform on behalf of our clients. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize long-term value.
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board sets the strategy and provides guidance on strategic matters, oversees management, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company's day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.
We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.
Accounting and Audit- Related Issues
We believe audit committees are critical and necessary as part of the board's risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company's operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance of a company's financial condition.
Capital Structure, Reorganization and Mergers
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder's ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.
Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported. In evaluating mergers and acquisitions, we consider the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders' rights, entrench management, or reduce the likelihood of shareholders' right to vote on reasonable offers.
Compensation
We consider it the board's responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders' interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.
We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.
Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social issues. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material environmental or social topic would promote long-term shareholder value in the context of the company's existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social topics, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.
General/Routine
Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company's value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.
Fixed Income Stewardship
The two elements of our fixed income stewardship program are:
Proxy Voting:
While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:
•Approving amendments to debt covenants and/or terms of issuance
•Authorizing procedural matters, such as filing of required documents/other formalities
•Approving debt restructuring plans
•Abstaining from challenging the bankruptcy trustees
•Authorizing repurchase of issued debt security
•Approving the placement of unissued debt securities under the control of directors

•Approving spin-off/absorption proposals
Given the nature of the items that arise for vote at bondholder meetings, we take a case- by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.
Issuer Engagement:
We recognize that debt holders have limited leverage with companies on a day-to- day basis. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings, as described above.
Securities on Loan
As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors' securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds' long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, bankruptcy and liquidation).
Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.
State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds' long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In cases in which we do not receive timely notice, we may be unable to recall the shares on or before the record date.
Reporting
We provide transparency for our stewardship activities through our regular client reports and relevant information reported online. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual report is complemented by quarterly stewardship activity reports as well as the regular publication of thought leadership on governance and sustainability on our website. Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.
About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager* with US $3.48 trillion† under our care.
*
Pensions & Investments Research Center, as of December 31, 2021.
†
This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com
Marketing communications
State Street Global Advisors Worldwide Entities
Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson's Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers' Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE- 105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.
The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.
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ID1482717-3479888.7.1.GBL.RTL 0323
Exp. Date: 03/31/2024

March 2023
Australia and New Zealand
Proxy Voting and Engagement Guidelines
State Street Global Advisors' Proxy Voting and Engagement Guidelinesi for Australia and New Zealand outline our approach to voting and engaging with companies listed on stock exchanges in Australia and New Zealand. These Guidelines complement and should be read in conjunction with State Street Global Advisors' Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors' Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors' proxy voting and engagement activities.
State Street Global Advisors' Proxy Voting and Engagement Guidelines for Australia and New Zealand address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.
When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country's regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
In our analysis and research into corporate governance issues in Australia and New Zealand, we expect all companies at a minimum to comply with the ASX Corporate Governance Principles or the NZX Corporate Governance Code, based on their locations. Consistent with the ‘comply or explain' expectations established by the Principles and the Code, we encourage companies to proactively disclose their level of compliance with the Principles or the Code. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.
State Street Global Advisors' Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.
The team works alongside members of State Street Global Advisors' Active Fundamental and Asia-Pacific (“APAC”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.
Directors and Boards
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

i
These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors believes that a well-constituted board of directors with a good balance of skills, expertise, and independence provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors including board quality, general market practice, and availability of information on director skills and expertise.
In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.
We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).
Board Independence
In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.
We expect boards of ASX 300 and New Zealand listed companies to be comprised of at least a majority of independent directors. At all other Australian listed companies, we expect boards to be comprised of at least one-third independent directors.
Our broad criteria for director independence in Australia and New Zealand include factors such as:
•Participation in related-party transactions and other business relations with the company
•Employment history with company
•Relations with controlling shareholders
•Family ties with any of the company's advisers, directors, or senior employees
Separation Chair/CEO
While we are generally supportive of having the roles of chairman and CEO separated in the Australian and New Zealand markets, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company-specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we will monitor for circumstances in which a combined chairman/CEO is appointed or where a former CEO becomes chairman.
Director Time Commitments
When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:
•Named Executive Officers (NEOs) of a public company who sit on more than two public company boards
•Non-executive board chairs or lead independent directors who sit on more than three public company boards
•Director nominees who sit on more than four public company boards
For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:
•A numerical limit on public company board seats a director can serve on
–This limit cannot exceed our policy by more than one seat
•Consideration of public company board leadership positions (e.g., Committee Chair)
•Affirmation that all directors are currently compliant with the company policy

•Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments
If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.
Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.
Director Attendance at Board Meetings
We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships, significant shareholdings, and tenure. We support the annual election of directors and encourage Australian and New Zealand companies to adopt this practice.
Board Committees
We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. We hold Australian and New Zealand companies to our global standards for developed financial markets by requiring that all members of the audit committee be independent directors.
The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if the board has failed to address concerns over board structure or succession.
Board Gender Diversity
We expect boards of all listed companies to have at least one female board member and the boards of ASX 300 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board's nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.
We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (ASX 300) or for adding a woman director (non-ASX 300).
Board Responsiveness to High Dissent Against Pay Proposals
Executive pay is another important aspect of corporate governance. We believe that executive pay should be determined by the board of directors. We expect companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles require listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Similarly, the NZX Corporate Governance Code recommends that at least a majority of remuneration committee members be independent.
Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, we believe that the vote provides investors a mechanism to address concerns they may have on the quality of oversight provided by the board on remuneration issues. Accordingly, our voting guidelines accommodate local market practice.

We believe poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company's compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company's remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.
Climate-related Disclosure
State Street Global Advisors finds that the recommendations of the Taskforce on Climate- related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.
As such, we may take voting action against companies in the ASX 200 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate related risks and opportunities, in accordance with the TCFD framework.
Indemnification and Limitations on Liability
Generally, State Street Global Advisors supports proposals to limit directors' liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Shareholder Rights
Virtual/Hybrid Shareholder Meetings
As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.
Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:
•Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
•Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
•Provide a written record of all questions posed during the meeting, and
•Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.
Accounting and Audit- Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.
Appointment of External Auditors
State Street Global Advisors believes that a company's auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We will generally not support resolutions if adequate breakdown is not provided and if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Approval of Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company's financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.
Capital Structure, Reorganization, and Mergers
Share Issuances
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders' ability to monitor the returns and to ensure capital is deployed efficiently. State Street Global Advisors supports capital increases that have sound business reasons and are not excessive relative to a company's existing capital base.
Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20 percent of the issued share capital. We may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100 percent of the issued share capital when the proceeds are not intended for specific purpose.
Share Repurchase Programs
We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.
Dividends
We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against a dividend payout if the dividend payout ratio has been consistently below 30 percent without adequate explanation. We may also vote against if the payout is excessive given the company's financial position. Particular attention will be warranted when the payment may damage the company's long-term financial health.
Mergers and Acquisitions
Mergers or reorganization of the company structure often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders' rights are not supported. We will generally support transactions that maximize shareholder value. Some of the considerations include:
•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock
•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures
We oppose anti-takeover defenses, such as authorities for the board to issue warrants convertible into shares to existing shareholders during a hostile takeover.
Remuneration
Executive Pay
There is a simple underlying philosophy that guides State Street Global Advisors' analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider various factors, such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports in which there seems to be a misalignment between pay and shareholders' interests and where incentive policies and schemes have a re-test option or feature. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.
Equity Incentive Plans
We may not support proposals on equity-based incentive plans where insufficient information is provided on matters, such as grant limits, performance metrics, performance, and vesting periods and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price nor plans that allow for re-testing of performance metrics.
Non-Executive Director Pay
Authorities that seek shareholder approval for non-executive directors' fees generally are not controversial. We generally support resolutions regarding directors' fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by other comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.
Risk Management and Oversight
State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion over the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients' portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.
Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company's existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.
About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager* with US $3.48 trillion† under our care. .
*
Pensions & Investments Research Center, as of December 31, 2021.
†
This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.
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State Street Global Advisors Worldwide Entities
Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson's Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers' Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

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March 2023
Continental Europe
Proxy Voting and Engagement Guidelines
State Street Global Advisors' Proxy Voting and Engagement Guidelinesi for Continental Europe outline our approach to voting and engaging with companies listed on stock exchanges in European markets, excluding the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors' Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors' Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors' proxy voting and engagement activities.
State Street Global Advisors' Proxy Voting and Engagement Guidelines for Continental Europe address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.
When voting and engaging with companies in European markets, we consider market- specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country's regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
In our analysis and research into corporate governance issues at European companies, we expect all companies at a minimum to comply with guidance issued by the European Commission and country-specific governance codes. Consistent with the “comply-or- explain” expectations commonly established by guidance and codes, we encourage companies to proactively disclose their level of compliance with applicable provisions and requirements. In cases of non-compliance, and when companies cannot explain the nuances of their governance structures effectively, either publicly or through engagement, we may vote against the independent board leader.
State Street Global Advisors' Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.
The team works alongside members of State Street Global Advisors' Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.
Directors and Boards
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives,

i
These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We believe that a well-constituted board of directors with a balance of skills, expertise and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.
In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.
We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and/or breach of fiduciary responsibilities).
Board Independence
In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.
Our broad criteria for director independence in European companies include factors such as:
•Participation in related-party transactions and other business relations with the company
•Employment history with the company
•Relations with controlling shareholders
•Family ties with any of the company's advisers, directors or senior employees
•Serving as an employee or government representative
•Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively, and
•Company classification of a director as non-independent
While overall board independence requirements and board structures differ from market to market, we consider voting against directors we deem non-independent if overall board independence is below 33 percent or if overall independence level is below 50 percent after excluding employee representatives and/or directors elected in accordance with local laws who are not elected by shareholders. We may withhold support for a proposal to discharge the board if a company does not meet adequate governance standards or board level independence.
Separation Chair/CEO
We also assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. However, we may take voting action against the chair or members of the nominating committee at the STOXX Europe 600 companies that have combined the roles of chair and CEO and have not appointed an independent deputy chair or a lead independent director.
Director Time Commitments
When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:
•Named Executive Officers (NEOs) of a public company who sit on more than two public company boards
•Non-executive board chairs or lead independent directors who sit on more than three public company boards
•Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:
•A numerical limit on public company board seats a director can serve on
–This limit cannot exceed our policy by more than one seat
•Consideration of public company board leadership positions (e.g., Committee Chair)
•Affirmation that all directors are currently compliant with the company policy
•Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments
If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.
Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.
Director Attendance at Board Meetings
We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings. Moreover, we may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.
Board Gender Diversity
We expect boards of all listed companies to have at least one female board member and the boards of STOXX 600 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board's nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.
We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (STOXX 600) or for adding a woman director (non-STOXX 600).
Length of Board Terms
Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. We may vote against article/bylaw changes that seek to extend director terms. In addition, we may vote against directors in certain markets if their terms extend beyond four years.
Board Committees
We believe companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and assessing effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight of executive pay. We may vote against nominees who are executive members of audit or remuneration committees.
In certain European markets, it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, we may vote against the entire slate.
Board Responsiveness to High Dissent Against Pay Proposals

Poorly-structured executive remuneration plans pose increasing reputational risk to companies. Ongoing high levels of dissent against a company's remuneration proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company's remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a remuneration-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.
Climate-related Disclosure
State Street Global Advisors finds that the recommendations of the Task Force on Climate- related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.
As such, we may take voting action against companies in the STOXX 600 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.
Indemnification and Limitations on Liability
Generally, we support proposals to limit directors' liability and/or expand indemnification and liability protection up to the limit provided by law if a director has not acted in bad faith, with gross negligence, or with reckless disregard of the duties involved in the conduct of his or her office.
Shareholder Rights
Virtual/Hybrid Shareholder Meetings
As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.
Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:
•Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
•Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
•Provide a written record of all questions posed during the meeting, and
•Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.
Accounting and Audit-Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting up an internal audit function lies with the audit committee, which should have as members independent non-executive directors.
Appointment of External Auditors
We believe that a company's auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint them at the annual meeting. When appointing external auditors and approving audit fees, we consider the level of detail in company disclosures; we will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. We may consider auditor tenure when evaluating the audit process in certain circumstances.
Limit Legal Liability of External Auditors
We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Approval of Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company's financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.
Capital Structure, Reorganization, and Mergers In some European markets, differential voting rights continue to exist. State Street Global Advisors supports the one-share, one-vote policy and favors a share structure where all shares have equal voting rights. We believe pre-emption rights should be introduced for shareholders in order to provide adequate protection from excessive dilution from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.
Unequal Voting Rights
We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. We support proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.
Increase in Authorized Capital
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders' ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company's existing capital base.
Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst disapplying pre-emption rights, we may vote against if such authorities are greater than 20 percent of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we oppose capital issuance proposals greater than 100 percent of the issued share capital when the proceeds are not intended for a specific purpose.
Share Repurchase Programs
We typically support proposals to repurchase shares; however, there are exceptions in some cases. We do not support repurchases if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which the company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.
Dividends
We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position. Particular attention will be paid to cases in which the payment may damage the company's long-term financial health.
Related-Party Transactions
Some companies in European markets have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to provide details of the transaction, such as the nature, the value and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions
Mergers or restructurings often involve proposals relating to reincorporation, restructurings, mergers, liquidation and other major changes to the corporation. Proposals will be supported if they are in the best interest of the shareholders, which is demonstrated by enhancing share value or improving the effectiveness of the company's operations. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders' rights are not supported.
We will generally support transactions that maximize shareholder value. Some of the considerations include:
•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock
•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•The current market price of the security exceeds the bid price at the time of voting.
Anti-Takeover Measures
European markets have diverse regulations concerning the use of share issuances as takeover defenses, with legal restrictions lacking in some markets. We support the one-share, one-vote policy. For example, dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. We oppose unlimited share issuance authorizations because they can be used as anti-takeover devices. They have the potential for substantial voting and earnings dilution. We also monitor the duration of time for authorities to issue shares, as well as whether there are restrictions and caps on multiple issuance authorities during the specified time periods. We oppose antitakeover defenses, such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.
Remuneration
Executive Pay
Despite the differences among the various types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders' interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.
Equity Incentives Plans
We may not support proposals regarding equity-based incentive plans where insufficient information is provided on matters, including grant limits, performance metrics, performance and vesting periods, and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price or plans that allow for retesting of performance metrics.

Non-Executive Director Pay
In European markets, proposals seeking shareholder approval for non-executive directors' fees are generally not controversial. We typically support resolutions regarding directors' fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.
Risk Management
We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients' portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.
Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company's existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.
About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager* with US $3.48 trillion† under our care.
*
Pensions & Investments Research Center, as of December 31, 2021.
†
This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.
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Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab

Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson's Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers' Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.
The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.
Investing involves risk including the risk of loss of principal.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express written consent.
All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.
The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor's particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.
The returns on a portfolio of securities which exclude companies that do not meet the portfolio's specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio's ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.
This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.
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Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.
The information contained in this communication is not a research recommendation or ‘investment research' and is classified as a ‘Marketing Communication' in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.
© 2023 State Street Corporation.
All Rights Reserved.
ID1482701-3479909.3.1.GBL.RTL 0323
Exp. Date: 03/31/2024

March 2023
Japan
Proxy Voting and Engagement Guidelines
State Street Global Advisors' Proxy Voting and Engagement Guidelinesi for Japan outline our approach to voting and engaging with companies listed on stock exchanges in Japan. These Guidelines complement and should be read in conjunction with State Street Global Advisors' Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors' Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors' proxy voting and engagement activities.
State Street Global Advisors' Proxy Voting and Engagement Guidelines for Japan address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, remuneration and mergers, compensation, and other governance-related issues. When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect all companies to observe the relevant laws and regulations of their respective markets, as well as any country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country's regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
With companies in Japan, State Street Global Advisors takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between three structures of corporate governance: the statutory auditor system, the committee structure and the hybrid structure.
Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, State Street Global Advisors expects the boards of Japanese companies to address conflicts of interest and risk management, and to demonstrate an effective process for monitoring management.
Regardless of the corporate governance structure a company adopts, we expect all companies at a minimum to comply with Japan's Corporate Governance Code (the “Code”). Consistent with the ‘comply or explain' expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the board leader.
State Street Global Advisors' Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.
The team works alongside members of State Street Global Advisors' Active Fundamental and Asia-Pacific (“APAC”) Investment Teams, collaborating on issuer engagements and providing input on company-specific fundamentals.
Directors and Boards
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives,

i
These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
State Street Global Advisors believes that a well-constituted board of directors with a balance of skills, expertise and independence provides the foundation for a well- governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case- by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.
Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with a board level audit committee. We will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.
Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role, as they are not involved in strategic decision-making, nor are they part of the formal management decision process. Statutory auditors attend board meetings, but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company's operations.
State Street Global Advisors will support the election of statutory auditors unless the outside statutory auditor nominee is regarded as non-independent based on our criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or the board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrongdoing, and breach of fiduciary responsibilities).
Board Independence
In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions that are necessary to protect shareholder interests.
We believe that boards of TOPIX 500 companies should have at least three independent directors and be at least one-third independent. Otherwise, we may oppose the board leader who is responsible for the director nomination process.
For non-TOPIX 500 companies, we may oppose the board leader if the board does not have at least two independent directors. For companies with a committee structure or a hybrid board structure, we also take into consideration the overall independence level of the committees.
In determining director independence, we consider the following factors:
•Participation in related-party transactions and other business relations with the company
•Past employment with the company
•Professional services provided to the company
•Family ties with the company
Regardless of board structure, we may oppose the election of a director for the following reasons:
•Failure to attend board meetings
•In instances of egregious actions related to a director's service on the board
Board Gender Diversity
We expect boards of all listed companies to have at least one female board member. If a company does not meet this expectation, State Street Global Advisors may vote against the Chair of the board's nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.
We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to its board.

Climate-related Disclosures
State Street Global Advisors finds that the recommendations of the Taskforce on Climate- related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.
As such, we take voting action against companies in the TOPIX 100 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.
Indemnification and Limitations on Liability
Generally, State Street Global Advisors supports proposals to limit directors' and statutory auditors' liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. We believe limitations and indemnification are necessary to attract and retain qualified directors.
Shareholder Rights
Virtual/Hybrid Shareholder Meetings
As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.
Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:
•Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
•Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
•Provide a written record of all questions posed during the meeting, and
•Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.
Accounting and Audit- Related Issues
State Street Global Advisors believes that a company's auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should have the opportunity to vote on the appointment of the auditor at the annual meeting.
Ratifying External Auditors
We generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.
Approval of Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company's financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.
Limiting Legal Liability of External Auditors
We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization, and Mergers
Unequal Voting Rights
State Street Global Advisors supports the “one-share, one-vote” policy and favors a share structure where all shares have equal voting rights. We support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.
We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.
However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.
Share Capital Increases
We believe pre-emption rights should be introduced for shareholders. This can provide adequate protection from excessive dilution due to the issuance of new shares or convertible securities to third parties or a small number of select shareholders.
Increase in Authorized Capital
We generally support increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, we may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, we will consider the nature of the specific need, such as mergers, acquisitions and stock splits.
Dividends
We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against a dividend payout if the dividend payout ratio has been consistently below 30 percent without adequate explanation or if the payout is excessive given the company's financial position. Particular attention will be paid where the payment may damage the company's long-term financial health.
Share Repurchase Programs
Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board's discretion. We will oppose such amendments. We believe the company should seek shareholder approval for a share repurchase program at each year's AGM, providing shareholders the right to evaluate the terms of the repurchase.
We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.
Mergers and Acquisitions
Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations and other major changes to the corporation. We will support proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations. In general, provisions that are deemed to be destructive to shareholders' rights or financially detrimental will not be supported.
We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that we believe will maximize shareholder value. Some of the considerations include, but are not limited to, the following:
•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders

•Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock
•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•Offers in which the current market price of the security exceeds the bid price at the time of voting
Anti-Takeover Measures
In general, State Street Global Advisors believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders' interest. A shareholder rights plan may lead to management entrenchment. It may also discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company's chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.
Proposals that reduce shareholders' rights or have the effect of entrenching incumbent management will not be supported.
Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.
Shareholder Rights Plans
In evaluating the adoption or renewal of a Japanese issuer's shareholder rights plans (“poison pill”), we consider the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger of over 20 percent, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, and (vii) lack of protective or entrenchment features. Additionally, we consider the length of time that a shareholder rights plan has been in effect.
In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, we will also evaluate and consider supporting proposals where the terms of the new plan are more favorable to shareholders' ability to accept unsolicited offers.
“Cross-shareholdings”
“Cross-Shareholdings” are a long-standing feature of the balance sheets of many Japanese companies, but, in our view, can be detrimental for corporate governance practices and ultimately shareholder returns.
Therefore, State Street Global Advisors may vote against the board leader at those TOPIX 500 companies where the “cross-shareholdings” (strategic listed shares) held by a company exceed 30 percent of the company's net assets (as in the securities report disclosed for the previous fiscal year).
We may waive the guideline if a company engages with State Street Global Advisors and provides a specific, timebound, and publicly available plan for reducing its exposure to “cross-shareholdings”:
•To less than 30% by 2025; or
•By 50% of current level by 2025
Compensation
In Japan, excessive compensation is rarely an issue. Rather, the problem tends to be the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. State Street Global Advisors, where possible, seeks to encourage the use of performance-based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Adjustments to Aggregate Compensation Ceiling for Directors
Remuneration for directors in Japan is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate, thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted, and management provides the rationale for the ceiling increase. We will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. We may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.
Annual Bonuses for Directors/Statutory Auditors
In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, we believe that existing shareholder approval of the bonus should be considered best practice. As a result, we support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.
Retirement Bonuses for Directors/Statutory Auditors
While many companies in Japan have abolished the practice where retirement bonuses, based upon tenure, make up a sizeable portion of directors and auditors' lifetime compensation, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, we support these payments unless the recipient is an outsider or in instances where the amount is not disclosed.
Stock Plans
Most option plans in Japan are conservative, particularly at large companies. Japanese corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, we cannot calculate the dilution level and, therefore, we may oppose such plans due to poor disclosure. We also oppose plans that allow for the repricing of options.
Deep Discount Options
As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. We evaluate deep discount options using the same criteria used to evaluate stock options and consider the vesting period.
Risk Management
We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients' portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.
Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company's existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.
General/Routine
Expansion of Business Activities
Japanese companies' articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, State Street Global Advisors views proposals that expand and diversify the company's business activities as routine and non-contentious. We will monitor instances in which there has been an inappropriate acquisition and diversification away from the company's main area of competence that resulted in a decrease of shareholder value.
About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager* with US $3.48 trillion† under our care.
*
Pensions & Investments Research Center, as of December 31, 2021.
†
This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.
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State Street Global Advisors Worldwide Entities
Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson's Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers' Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th

floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.
The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.
Investing involves risk including the risk of loss of principal.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express written consent.
All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.
The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor's particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.
The returns on a portfolio of securities which exclude companies that do not meet the portfolio's specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio's ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.
This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.
The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.
Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.
The information contained in this communication is not a research recommendation or ‘investment research' and is classified as a ‘Marketing Communication' in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.
© 2023 State Street Corporation.
All Rights Reserved.
ID1482398-3479913.3.1.GBL.RTL 0323
Exp. Date: 03/31/2024

March 2023
United Kingdom and Ireland
Proxy Voting and Engagement Guidelines
State Street Global Advisors' Proxy Voting and Engagement Guidelinesi for the United Kingdom and Ireland outline our approach to voting and engaging with companies listed on stock exchanges in the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors' Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors' Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors' proxy voting and engagement activities.
State Street Global Advisors' Proxy Voting and Engagement Guidelines for the United Kingdom (“UK”) and Ireland address our market-specific approach to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.
When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guideliness and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country's regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
In our analysis and research into corporate governance issues in the UK and Ireland, we expect all companies that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange, regardless of domicile, to comply with the UK Corporate Governance Code (the “Code”), and proactively monitor companies' adherence to the Code. Consistent with the ‘comply or explain' expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance in which companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.
State Street Global Advisors' Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.
The team works alongside members of State Street Global Advisors' Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.
Directors and Boards
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives,

i
These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

creating a succession plan for the board and management, and providing risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We believe that a well-constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.
We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).
Board Independence
In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.
Our broad criteria for director independence for UK companies include factors such as:
•Participation in related-party transactions and other business relations with the company
•Employment history with company
•Excessive tenure and a preponderance of long-tenured directors
•Relations with controlling shareholders
•Family ties with any of the company's advisers, directors or senior employees
•Company classification of a director as non-independent
Director Attendance at Board Meetings
We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings in a given year without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings.
Classified Boards
We support the annual election of directors.
Separation Chair/CEO
While we are generally supportive of having the roles of chair and CEO separated in the UK market, we assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as the company's specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we monitor for circumstances in which a combined chair/CEO is appointed or a former CEO becomes chair.
Board Committees
We believe companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, the appointment of external auditors, auditor qualifications and independence, and effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight over executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

We consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if, over time, the board has not addressed concerns over board structure or succession.
Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company's compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company's remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.
Board Gender Diversity
We expect boards of all listed companies to have at least one female board member and the boards of FTSE 350 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the chair of the board's nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.
We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (FTSE 350) or for adding a woman director (non-FTSE 350).
Board Racial/Ethnic Diversity
Effective board oversight of a company's long-term business strategy necessitates a diversity of perspectives, especially in terms of gender, race and ethnicity. If a company in the FTSE 350 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. We may withhold support from the Chair of the nominating committee also when a company in the FTSE 100 does not have at least one director from an underrepresented racial and/or ethnic community on its board.
Director Time Commitments
When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:
•Named Executive Officers (NEOs) of a public company who sit on more than two public company boards
•Non-executive board chairs or lead independent directors who sit on more than three public company boards
•Director nominees who sit on more than four public company boards
For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:
•A numerical limit on public company board seats a director can serve on
–This limit cannot exceed our policy by more than one seat
•Consideration of public company board leadership positions (e.g., Committee Chair)
•Affirmation that all directors are currently compliant with the company policy
•Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments
If a director is imminently leaving a board and this departure is disclosed in a written, time- bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.
Climate-related Disclosures
State Street Global Advisors finds that the recommendations of the Taskforce on Climate- related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.
As such, we may take voting action against companies in the FTSE 350 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.
Indemnification and Limitations on Liability
Generally, we support proposals to limit directors' liability and/or expand indemnification and liability protection up to the limit provided by law. This holds if a director has not acted in bad faith, gross negligence, nor reckless disregard of the duties involved in the conduct of his or her office.
Shareholder Rights
Virtual/Hybrid Shareholder Meetings
As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.
Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:
•Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
•Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
•Provide a written record of all questions posed during the meeting, and Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.
Accounting and Audit-Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors. Appointment of External Auditors
Appointment of External Auditors
State Street Global Advisors believes that a company's auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.
Limit Legal Liability of External Auditors
We generally oppose limiting the legal liability of audit firms because we believe this could create a negative impact on the quality of the audit function.

Approval of Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company's financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.
Capital Structure, Reorganization, and Mergers
Share Issuances
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is essential to shareholders' ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company's existing capital base.
Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.
Share Repurchase Programs
We generally support a proposal to repurchase shares. However, this is not the case if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.
Dividends
We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company's financial position. Particular attention will be paid where the payment may damage the company's long term financial health.
Mergers and Acquisitions
Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders' rights and are not supported.
We will generally support transactions that maximize shareholder value. Some of the considerations include the following:
•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock
•Offers in which we believe there is a reasonable prospect for an enhanced bid or other bidders
•The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures
We oppose anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.
Notice Period to Convene a General Meeting
We expect companies to give as much notice as is practicable when calling a general meeting. Generally, we are not supportive of authorizations seeking to reduce the notice period to 14 days.
Remuneration
Executive Pay
Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, we consider adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders' interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices or if the company has not been responsive to shareholder concerns.
Equity Incentive Plans
We may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance, vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.
Non-Executive Director Pay
Authorities that seek shareholder approval for non-executive directors' fees are generally not controversial. We typically support resolutions regarding directors' fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance related pay to non-executive directors on a company- by-company basis.
Risk Management
State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight of the risk management process established by senior executives at a company. We allow boards to have discretion over how they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the with a changing political and economic landscape or as companies diversify their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients' portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company's existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.
About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager* with US $3.48 trillion† under our care.
*
Pensions & Investments Research Center, as of December 31, 2021.
†
This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.
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State Street Global Advisors Worldwide Entities
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6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.
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Exp. Date: 03/31/2024

March 2023
North America (United States & Canada)
Proxy Voting and Engagement Guidelines
State Street Global Advisors' Proxy Voting and Engagement Guidelinesi for North America outline our approach to voting and engaging with companies listed on stock exchanges in the United States and Canada. These Guidelines complement and should be read in conjunction with State Street Global Advisors' Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors' Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors' proxy voting and engagement activities.
State Street Global Advisors' Proxy Voting and Engagement Guidelines for North America (United States [“US”] and Canada) address our market-specific approaches to topics including directors and boards, accounting and audit related issues, capital structure, reorganization and mergers, compensation, and other governance-related issues.
When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country's regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
In our analysis and research into corporate governance issues in North America, we expect all companies to act in a transparent manner and to provide detailed disclosure on board profiles, related-party transactions, executive compensation, and other governance issues that impact shareholders' long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), we proactively monitor companies' adherence to the Corporate Governance Principles for US listed companies (the “Principles”). Consistent with the “comply-or-explain” expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.
State Street Global Advisors' Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.
The team works alongside members of State Street Global Advisors' Active Fundamental and various other investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.
Directors and Boards
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives,

i
These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
State Street Global Advisors believes that a well-constituted board of directors, with a balance of skills, expertise, and independence, provides the foundations for a well- governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.
In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.
In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.
Director-related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation's board of directors. In deciding the director nominee to support, we consider numerous factors.
Director Elections
Our director election guideline focuses on companies' governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors we consider when evaluating governance practices include, but are not limited to the following:
•Shareholder rights
•Board independence
•Board structure
If a company demonstrates appropriate governance practices, we believe a director should be classified as independent based upon the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, we may vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice and serves on a key committee of the board (compensation, audit, nominating, or committees required to be fully independent by local market standards).
Conversely, if a company demonstrates negative governance practices, State Street Global Advisors believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based upon the following classification standards:
•Is the nominee an employee of or related to an employee of the issuer or its auditor?
•Does the nominee provide professional services to the issuer?
•Has the nominee attended an appropriate number of board meetings?
•Has the nominee received non-board related compensation from the issuer?
In the US market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, we may vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.
Additionally, we may withhold votes from directors based on the following:
•Overall average board tenure is excessive. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures
•Directors attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold

•Directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting
•Consideration can be warranted if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s)
•Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact our shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote
•Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period
•Audit committee members if non-audit fees exceed 50 percent of total fees paid to the auditors
•Directors who appear to have been remiss in their duties
Board Gender Diversity
We expect boards of all listed companies to have at least one female board member and the boards of Russell 3000 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board's nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.
We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (Russell 3000) or for adding a woman director (non-Russell 3000).
Board Racial/Ethnic Diversity
We believe effective board oversight of a company's long-term business strategy necessitates a diversity of perspectives, especially in terms of gender, race and ethnicity.
If a company in the Russell 1000 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. We may withhold support from the Chair of the nominating committee also when a company in the S&P 500 does not have at least one director from an underrepresented racial/ethnic community on its board.
Workforce Diversity
We may vote against the Chair of the compensation committee at companies in the S&P 500 that do not disclose their EEO-1 reports. Acceptable disclosures include:
•The original EEO-1 report response
•The exact content of the report translated into custom graphics
Director Time Commitments
When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:
•Named Executive Officers (NEOs) of a public company who sit on more than two public company boards
•Non-executive board chairs or lead independent directors who sit on more than three public company boards
•Director nominees who sit on more than four public company boards
For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:
•A numerical limit on public company board seats a director can serve on
–This limit cannot exceed our policy by more than one seat

•Consideration of public company board leadership positions (e.g., Committee Chair)
•Affirmation that all directors are currently compliant with the company policy
•Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments
If a director is imminently leaving a board and this departure is disclosed in a written, time- bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.
Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.
Climate-related Disclosures
State Street Global Advisors finds that the recommendations of the Taskforce on Climate- related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.
As such, we may take voting action against companies in the S&P 500 and S&P/TSX Composite that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.
Director-Related Proposals
We generally vote for the following director-related proposals:
•Discharge of board members' duties, in the absence of pending litigation, regulatory investigation, charges of fraud, or other indications of significant concern
•Proposals to restore shareholders' ability in order to remove directors with or without cause
•Proposals that permit shareholders to elect directors to fill board vacancies
•Shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s), and fees paid
We generally vote against the following director-related proposals:
•Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
•Proposals that relate to the “transaction of other business as properly comes before the meeting,” which extend “blank check” powers to those acting as proxy
•Proposals requiring two candidates per board seat
Majority Voting
We will generally support a majority vote standard based on votes cast for the election of directors.
We will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.
Annual Elections
We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.
Cumulative Voting
We do not support cumulative voting structures for the election of directors.
Separation Chair/CEO
We analyze proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including the appointment of and role played by a lead director, a company's performance, and the overall governance structure of the company.

However, we may take voting action against the chair or members of the nominating committee at S&P 500 companies that have combined the roles of chair and CEO and have not appointed a lead independent director.
Proxy Access
In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We will consider proposals relating to proxy access on a case-by-case basis. We will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company's circumstances.
We will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.
Considerations include the following:
•The ownership thresholds and holding duration proposed in the resolution
•The binding nature of the proposal
•The number of directors that shareholders may be able to nominate each year
•Company governance structure
•Shareholder rights
•Board performance
Age/Term Limits
Generally, we may vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.
Approve Remuneration of Directors
Generally, we will support directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.
Indemnification
Generally, we support proposals to limit directors' liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Classified Boards
We generally support annual elections for the board of directors.
Confidential Voting
We will support confidential voting.
Board Size
We will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Board Responsiveness
We may vote against the re-election of members of the compensation committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. In addition, if the level of dissent against a management proposal on executive pay is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the compensation committee.

Shareholder Rights
Virtual/Hybrid Shareholder Meetings
As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.
Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:
•Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
•Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
•Provide a written record of all questions posed during the meeting, and
•Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.
Accounting and Audit-Related Issues
Ratifying Auditors and Approving Auditor Compensation
We support the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. We deem audit fees to be excessive if the non-audit fees for the prior year constituted 50 percent or more of the total fees paid to the auditor. We will also support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.
In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
We will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.
Approval of Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company's financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.
Capital Structure
Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.
The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, we support requests that are not unreasonably dilutive or enhance the rights of common shareholders. In considering authorized share proposals, the typical threshold for approval is 100percent over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company's specific financial situation.
Increase in Authorized Common Shares
In general, we support share increases for general corporate purposes up to 100 percent of current authorized stock.

We support increases for specific corporate purposes up to 100 percent of the specific need plus 50 percent of current authorized common stock for US and Canadian firms.
When applying the thresholds, we will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.
Increase in Authorized Preferred Shares
We vote on a case-by-case basis on proposals to increase the number of preferred shares.
Generally, we will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
We will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, we may vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Unequal Voting Rights
We will not support proposals authorizing the creation of new classes of common stock with superior voting rights and may vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.
However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.
Reorganization and Mergers
The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported.
In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders' rights are not supported.
We will generally support transactions that maximize shareholder value. Some of the considerations include the following:
•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•The current market price of the security exceeds the bid price at the time of voting
Anti-Takeover Issues
Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or to delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management's attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.
Proposals that reduce shareholders' rights or have the effect of entrenching incumbent management may not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.
Shareholder Rights Plans
US: We will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.
In general, we may vote against the adoption or renewal of a US issuer's shareholder rights plan (“poison pill”).
We will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20 percent, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).
Canada: We analyze proposals for shareholder approval of a shareholder rights plan (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation' rights plans and the scope of the plan.
Special Meetings
We will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:
•The company also does not allow shareholders to act by written consent
•The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25 percent of outstanding shares
We will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10 percent ownership threshold) the right to call for a special meeting in their bylaws if:
•The current ownership threshold to call for a special meeting is above 25 percent of outstanding shares
We will vote for management proposals related to special meetings.
Written Consent
We will vote for shareholder proposals on written consent at companies if:
•The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting
•The company allows shareholders the right to call for a special meeting, but the current ownership threshold to call for a special meeting is above 25percent of outstanding shares
•The company has a poor governance profile
We will vote management proposals on written consent on a case-by-case basis.
Super-Majority
We will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. We will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.
Compensation
Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, the terms of the plan should be designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans that benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency
State Street Global Advisors believes executive compensation plays a critical role in aligning executives' interest with shareholders', attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. We support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. We seek adequate disclosure of various compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy, and performance. Further shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.
In Canada, where advisory votes on executive compensation are not commonplace, we will rely primarily upon engagement to evaluate compensation plans.
Employee Equity Award Plans
We consider numerous criteria when examining equity award proposals. Generally we do not vote against plans for lack of performance or vesting criteria. Rather the main criteria that will result in a vote against an equity award plan are:
Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, such as the industry of the issuer.
Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.
Repricing We may vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.
Other criteria include the following:
•Number of participants or eligible employees
•The variety of awards possible
•The period of time covered by the plan
There are numerous factors that we view as negative. If combined they may result in a vote against a proposal. Factors include:
•Grants to individuals or very small groups of participants
•“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment
•The power of the board to exchange “underwater” options without shareholder approval. This pertains to the ability of a company to reprice options, not the actual act of repricing described above
•Below market rate loans to officers to exercise their options
•The ability to grant options at less than fair market value;
•Acceleration of vesting automatically upon a change in control
•Excessive compensation (i.e. compensation plans which we deem to be overly dilutive)
Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.
Companies will not have any such repurchase plan factored into the dilution calculation if they do not (i) clearly state the intentions of any proposed share buy-back plan, (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares, and (iv) disclose the time frame during which the shares will be bought back.
162(m) Plan Amendments If a plan would not normally meet our criteria described above, but was primarily amended to add specific performance criteria to be used with awards that were designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then we will support the proposal to amend the plan.

Employee Stock Option Plans
We generally vote for stock purchase plans with an exercise price of not less than 85 percent of fair market value. However, we take market practice into consideration.
Compensation-Related Items
We generally support the following proposals:
•Expansions to reporting of financial or compensation-related information within reason
•Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee
We generally vote against the following proposal:
•Retirement bonuses for non-executive directors and auditors
Miscellaneous/Routine Items
We generally support the following miscellaneous/routine governance items:
•Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate
•Opting-out of business combination provision
•Proposals that remove restrictions on the right of shareholders to act independently of management
•Liquidation of the company if the company will file for bankruptcy if the proposal is not approved
•Shareholder proposals to put option repricings to a shareholder vote
•General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)
•Change in corporation name
•Mandates that amendments to bylaws or charters have shareholder approval
•Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable
•Repeals, prohibitions or adoption of anti-greenmail provisions
•Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting
•Exclusive forum provisions
State Street Global Advisors generally does not support the following miscellaneous/ routine governance items:
•Proposals requesting companies to adopt full tenure holding periods for their executives
•Reincorporation to a location that we believe has more negative attributes than its current location of incorporation
•Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable
•Proposals to approve other business when it appears as a voting item
•Proposals giving the board exclusive authority to amend the bylaws
•Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal
Risk Management
We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients' portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.
Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company's existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.
About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager* with US $3.48 trillion† under our care.
*
Pensions & Investments Research Center, as of December 31, 2021.
†
This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.
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Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe

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Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.
The information contained in this communication is not a research recommendation or ‘investment research' and is classified as a ‘Marketing Communication' in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.
© 2023 State Street Corporation.
All Rights Reserved.
ID1482705-3479916.3.1.GBL.RTL 0323

Exp. Date: 03/31/2024

March 2023
Rest of the World
Proxy Voting and Engagement Guidelines
State Street Global Advisors' Proxy Voting and Engagement Guidelinesi for the Rest of the World outline our approach to voting and engaging with companies listed on stock exchanges in international markets not covered under specific country/regional Guidelines. These Guidelines complement and should be read in conjunction with State Street Global Advisors' Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors' Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors' proxy voting and engagement activities.
At State Street Global Advisors, we recognize that markets not covered under specific country/regional guidelines, specifically emerging markets, are disparate in their corporate governance frameworks and practices. While they tend to pose broad common governance issues, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, our Guidelines are designed to identify and to address specific governance concerns across the markets. We also evaluate the various factors that contribute to the corporate governance framework of a country. These factors include, but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary.
When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect all companies to observe the relevant laws and regulations of their respective markets, as well as any country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country's regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
State Street Global Advisors' Proxy Voting and Engagement Guidelines for the Rest of the World address our approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.
State Street Global Advisors' Proxy Voting and Engagement Philosophy in Emerging Markets
State Street Global Advisors' approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our clients' investments through the mitigation of governance risks. The overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country. Thus, improving the macro governance framework in a country may help to reduce governance risks and to increase the overall value of our clients' holdings over time. In order to improve the overall governance framework and practices in a country, members of our Asset Stewardship Team endeavor to engage with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. To help mitigate company-specific risk, the State Street Global Advisors Asset Stewardship Team works alongside members of the Active Fundamental and emerging market specialists to engage with emerging market companies on governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives our proxy voting and engagement philosophy in emerging markets.

i
These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

Directors and Boards
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We believe that a well-constituted board of directors, with a good balance of skills, expertise and independence, provides the foundation for a well-governed company. However, several factors, such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions, and the general resistance from controlling shareholders to increase board independence, render the election of directors as one of the most important fiduciary duties we perform in emerging market companies.
Board Independence
We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice and availability of information on director skills and expertise. We expect companies to meet minimum overall board independence standards, as defined in a local corporate governance code or market practice. Therefore, in several countries, we may vote against certain non-independent directors if overall board independence levels do not meet market standards.
Our broad criteria for director independence in emerging market companies include factors such as:
•Participation in related-party transactions
•Employment history with company
•Relations with controlling shareholders and employees
•Company classification of a director as non-independent
Board Committees
In some countries, market practice calls for the establishment of a board level audit committee. We believe an audit committee should be responsible for monitoring the integrity of the financial statements of a company and appointing external auditors. It should also monitor their qualifications, independence, effectiveness and resource levels. Based upon our desire to enhance the quality of financial and accounting oversight provided by independent directors, we expect that listed companies have an audit committee constituted of a majority of independent directors.
Board Gender Diversity
We expect boards of listed companies in all markets and indices to have at least one female board member. If a company does not meet this expectation, State Street Global Advisors may vote against the Chair of the board's nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.
We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to its board.
Board Responsiveness to High Dissent against Pay Proposals
Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company's compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company's remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Climate-related Disclosures
State Street Global Advisors finds that the recommendations of the Taskforce on Climate- related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.
As such, we may take voting action against companies in the Hang Seng and Straits Times that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.
Shareholder Rights
Virtual/Hybrid Shareholder Meetings
As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.
Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:
•Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
•Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
•Provide a written record of all questions posed during the meeting, and
•Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.
Accounting and Audit-Related Issues
The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. We believe that audit committees provide the necessary oversight for the selection and appointment of auditors, the company's internal controls and the accounting policies, and the overall audit process.
Appointment of External Auditors
We believe that a company's auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. We believe that it is imperative for audit committees to select outside auditors who are independent from management.
Approval of Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company's financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.
Capital Structure, Reorganization, and Mergers State Street Global Advisors believes that changes to a company's capital structure, such as changes in authorized share capital, share repurchase and debt issuances, are critical decisions made by the board. We believe the company should have a business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.
Related-Party Transactions
Most companies in emerging markets have a controlled ownership structure that often includes complex cross-shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders, such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, we expect companies to provide details about the transaction, such as its nature, value and purpose. This also encourages independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.
Share Repurchase Programs
With regard to share repurchase programs, we expect companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.
Mergers and Acquisitions
Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations and other major changes to the corporation. Proposals that are in the best interest of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders' rights are not supported.
We evaluate mergers and structural reorganizations on a case-by-case basis. We generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to, the following:
•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock
•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•The current market price of the security exceeds the bid price at the time of voting
We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, we believe the engagement process represents the most meaningful opportunity for State Street Global Advisors to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.
Compensation
We consider it to be the board's responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the potential awards, there is a simple underlying philosophy that guides our analysis of executive remuneration: there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets, we encourage companies to disclose information on senior executive remuneration.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders' interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. With regard to director remuneration, we support director pay provided the amounts are not excessive relative to other issuers in the market or industry, and are not overly dilutive to existing shareholders.

Risk Management
We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with a changing political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients' portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.
Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company's existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.
General/Routine Issues
Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, our guidelines consider several factors, such as historical dividend payouts, pending litigation, governmental investigations, charges of fraud, or other indication of significant concerns.
About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager* with US $3.48 trillion† under our care.
*
Pensions & Investments Research Center, as of December 31, 2021.
†
This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.
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State Street Global Advisors Worldwide Entities
Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab

Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson's Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers' Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.
The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.
Investing involves risk including the risk of loss of principal.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express written consent.
All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.
The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor's particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.
The returns on a portfolio of securities which exclude companies that do not meet the portfolio's specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio's ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.
This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.
The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.
The information contained in this communication is not a research recommendation or ‘investment research' and is classified as a ‘Marketing Communication' in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.
© 2023 State Street Corporation.
All Rights Reserved.
ID1482392-3479918.3.1.GBL.RTL 0323
Exp. Date: 03/31/2024

April 2023
Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors
Overview
Our primary fiduciary obligation to our clients is to maximize the long-term returns of their investments. It is our view that material sustainability considerations, including material environmental and social (E&S) issues, can present material risks and/or opportunities that impact long-term value creation. This philosophy provides the foundation for our value-based approach to Asset Stewardship.
We regularly identify stewardship priorities that we believe are important for our portfolio companies to consider.
Our Approach to Assessing E&S Factors
While we believe that E&S factors can expose companies to material risks as well as drive long-term value creation, the materiality of specific E&S factors varies across industries, markets, and specific companies. We leverage several inputs to inform our views on an E&S issue at a given company, including:
•Established frameworks, including The Sustainability Accounting Standards Board's (SASB) Standards, the Task Force on Climate-related Financial Disclosures (TCFD) Framework, etc.
•Academic research and other expert insights
•Disclosure expectations required by regulation
•Market expectations for the sector and industry
We expect companies to disclose information regarding their approach to identifying and managing E&S-related risks and opportunities they have deemed to be material, as well as the board's oversight of these risks and opportunities.
Our Approach to E&S Factors Through Engagements
The Asset Stewardship team regularly identifies thematic stewardship priorities that will be addressed across different engagement meetings. We focus on priorities that we consider important to be considered by the portfolio companies in which we invest our clients' assets. These engagements help us to establish disclosure expectations and to more fully understand the nuanced challenges that companies seek to address related to E&S factors. Establishing robust disclosure expectations allows us to monitor companies' progress toward alignment with our relevant disclosure expectations, and contributes to our perspectives on our stewardship priority areas.
Through engagement, we address a broad range of factors that align with our stewardship priorities and seek to foster constructive, long-term relationships with issuers. We view engagements as part of an ongoing dialogue, versus a series of one-off conversations. During conversations with issuers, we share expectations and perspectives on key dimensions of E&S factors, and seek to understand how companies and their boards manage and oversee related risks and opportunities.
The Use of R-Factor in Engagements
R-Factor™ is a scoring system created by State Street Global Advisors that measures the performance of a company's business operations and governance as it relates to material ESG factors facing the company's industry. SSGA uses R-Factor as a consideration when prioritizing engagements. State Street Global Advisors may also engage with a company regarding its R-Factor™ score at the request of the company.
Analyzing E&S Proposals
When analyzing shareholder proposals related to E&S factors, we consider the following factors:
•The materiality of the E&S factors in the proposal to the company's business and sector (see “Our Approach to Assessing Materiality and Relevance of E&S Factors” above)
•The content and intent of the proposal, including whether the adoption of such a proposal would provide information to allow investors to better understand risk and opportunities in the context of the company's disclosure and practices
•The strength of board oversight of the company's relevant sustainability practices, as well as responsiveness to engagement

•Binding nature or prescriptiveness of proposal
For proposal topics for which we have developed guidance, we leverage the specific guidance, found in the Appendix, as a benchmark to analyze a company's disclosures relative to our expectations for the relevant E&S factor.
For proposal topics for which we have not published guidance, we evaluate the company's determination of materiality of the proposal to the company's business and operations and the company's related disclosures and oversight.
Voting on E&S Proposals
Below is the approach we follow when voting on E&S proposals:
•FOR We will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations, including those set out in the attached Appendix;
•ABSTAIN We will consider voting abstain when we support some elements of a proposal's request, or recognize a company's commitment to implement related disclosure and/or oversight practices;
•AGAINST We will consider voting against proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations, including those set out in the Appendix.
Appendix
Guidance on Common Environmental and Social Proposal Topics
The following provides an overview of State Street Global Advisors' public guidance related to common environmental and social shareholder proposal topics. We leverage this to inform our analysis of relevant shareholder proposals as it applies to companies in our portfolios.
Climate Change
We expect all companies to provide public disclosures in accordance with the following four pillars of the Taskforce for Climate-related Financial Disclosures (TCFD) framework:
1.
Governance;
2.
Strategy;
3.
Risk Management; and
4.
Metrics and Targets.
Additionally, we expect companies in carbon-intensive sectors to disclose:
Interim greenhouse gas emissions reduction targets to accompany long-term climate ambitions
Discussion of impacts of scenario-planning on strategy and financial planning Incorporation of climate considerations in capital allocation decisions
Scope 1, 2, and material categories of Scope 3 greenhouse gas emissions
For additional context on our expectations for relevant disclosures, please review our related guidance.
Diversity, Equity, and Inclusion
We expect all companies to provide public disclosure in the following key areas:
1.
Board Oversight - Describe how the board executes its oversight role in risks and opportunities related to diversity and inclusion;
2.
Strategy - Articulate the role diversity (of race, ethnicity, and gender, at minimum) plays in the company's broader human capital management practices and long-term strategy;
3.
Goals - Describe what diversity, equity, and inclusion-related goals exist, how these goals contribute to the company's overall strategy, and how they are managed and progressing;
4.
Metrics - Provide measures of the diversity of the company's global employee base and board, including:

–Workforce - Employee diversity by race, ethnicity, and gender (at minimum). We expect to see this information to be broken down by industry-relevant employment categories or levels of seniority, for all full-time employees. In the US, companies are expected to at least use the disclosure framework set forth by the United States Equal Employment Opportunity Commission's EEO-1 Survey. Non-US companies are encouraged to disclose this information in alignment with SASB guidance and nationally appropriate frameworks; and,
–Board Diversity - characteristics, including racial, ethnic, and gender makeup (at minimum) of the board of directors; and
5.
Board Diversity - Articulate goals and strategy related to diverse representation at the board (including race, ethnicity, and gender, at minimum), including how the board reflects the diversity of the company's workforce, community, customers, and other key stakeholders.
For additional context on our expectations for relevant disclosures, please review our related guidance.
Civil Rights Risks
We expect all companies in the US to provide public disclosure on:
1.
Risks related to civil rights, including risks associated with products, practices, and services;
2.
Plans to manage and mitigate these risks; and
3.
Processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).
For additional context on our expectations for relevant disclosures, please review our related guidance.
Pay Equity
We expect all companies in the US and the UK to provide public disclosure on:
1.
Adjusted pay gaps related to race and gender within the company (Disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the UK market at this time);
2.
Strategy to achieve and maintain pay equity; and
3.
Role of the board in overseeing pay strategies as well as Diversity, Equity and Inclusion efforts.
For additional context on our expectations for relevant disclosures, please review our related guidance.
Human Rights
We expect all companies to disclose which processes exist for identifying risks related to human rights. If any material human rights risks are identified, we expect further public disclosure describing:
1.
Human rights-related risks the company considers most material;
2.
Plans to manage and mitigate these risks;
3.
Board oversight of these risks; and
4.
Assessment of the effectiveness of the human rights risk management program.
For additional context on our expectations for relevant disclosures, please review our related guidance.
Human Capital Management
We expect all companies to provide public disclosure on:
1.
Board oversight - Methods outlining how the board oversees human capital-related risks and opportunities;
2.
Strategy - Approaches to human capital management and how these advance the long-term business strategy;
3.
Compensation - Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;
4.
Voice - Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and
5.
Diversity, equity, and inclusion - Efforts to advance diversity, equity, and inclusion (see our complementary Guidance on Diversity Disclosures & Practices for additional context).

For additional context on our expectations for relevant disclosures, please review our related guidance.
Environmental Impacts
If material risks related to adverse environmental impacts from company operations have been identified, we expect companies to disclose information related to:
1.
Adverse environmental impacts the company considers most material, including relevant demographic data where applicable;
2.
Management of material risks from company operations, including the role of stakeholders; and
3.
Board oversight of such risks.
Deforestation-Intensive Companies
We expect companies that have determined deforestation is a material risk to their business and operations to disclose:
1.
Strategy to assess and manage deforestation-related risks and opportunities for high-risk commodities in the company's operations and/or business value chain (e.g., supply chain monitoring and engagement, greenhouse gas emissions linked to deforestation, product certifications, stakeholder engagement);
2.
Quantitative and/or qualitative metrics and time-bound targets used to assess and manage risks and opportunities related to high deforestation-risk commodities in the company's operations and/or business value chain; and
3.
Board oversight and accountability for deforestation and/or land use-related risks.
For additional context on our expectations for relevant disclosures and leading practices, please review our related insights gained from engaging with our portfolio companies in deforestation-intensive sectors.
About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager* with US $3.62 trillion† under our care.
*
Pensions & Investments Research Center, as of December 31, 2021.
†
This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.
ssga.com
Marketing communication
State Street Global Advisors Worldwide Entities
Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street,

Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson's Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers' Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.
The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.
Investing involves risk including the risk of loss of principal.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express written consent.
All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.
The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor's particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.
The returns on a portfolio of securities which exclude companies that do not meet the portfolio's specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio's ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.
This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.
The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.
Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.
The information contained in this communication is not a research recommendation or ‘investment research' and is classified as a ‘Marketing Communication' in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.
© 2023 State Street Corporation.
All Rights Reserved.
ID1533400-3479887.5.1.GBL.RTL 0423
Exp. Date: 06/30/2024

March 2023
Conflicts Mitigation Guidelines Managing Conflicts of Interest Arising from State Street Global Advisors' Proxy Voting and Engagement Activity
State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of identified conflicts of interests. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This document* is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, it complements those policies and practices by providing information about managing the conflicts of interests that may arise through State Street Global Advisors' proxy voting and engagement activities.
Managing Conflicts of Interest Related to Proxy Voting and Engagement
State Street Global Advisors has implemented processes designed to prevent undue influence on State Street Global Advisors' voting and engagement activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors, State Street Global Advisors affiliates, State Street Global Advisors Funds, or State Street Global Advisors Fund affiliates.
State Street Global Advisors assigns sole responsibility for the implementation of proxy voting guidelines to members of its Asset Stewardship Team, a team that is independent from other functions within the organization, such as sales and marketing, investment, or client facing teams. Proxy voting is undertaken in accordance with the Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines and guidance published thereunder by State Street Global Advisors from time to time (the “Voting Policy”), which are reviewed and overseen by the State Street Global Advisors' ESG Committee (the “ESG Committee”). Any changes to the Voting Policy are communicated to Asset Stewardship Team employees in a timely manner to ensure that they understand the potential impact to their proxy voting activities. In rare circumstances where nuances within specific proxy proposals fall outside of the scope of the Voting Policy, requiring case-by-case analysis, such proposals are escalated to the head of Asset Stewardship and reported to the ESG Committee. Voting consistently with the Voting Policy helps mitigate potential conflicts of interest, as the Voting Policy is determined without reference to any specific entities or relationship.
Members of the Asset Stewardship Team may from time to time discuss views on proxy voting matters, company performance, strategy, etc. with other State Street Corporation or State Street Global Advisors employees, including portfolio managers, senior executives, and relationship managers. However, final voting decisions are made solely by the Asset Stewardship Team, in accordance with the Voting Policy and in a manner consistent with the best interest of its clients, taking into account various perspectives on risks and opportunities with the goal of maximizing the value of client assets. Except in certain jurisdictions where proxy voting decisions are regularly disclosed prior to voting pursuant to local custom, Asset Stewardship Team employees are generally prohibited from disclosing State Street Global Advisors' voting decisions prior to the meetings. In addition, State Street Global Advisors generally exercises a single voting decision for each ballot item across the client accounts for which it is responsible for proxy voting regardless of investment strategy.1 In certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.

*
These Managing Conflicts of Interest Arising From State Street Global Advisors' Proxy Voting and Engagement Activity Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.
1
Exceptions to this unified voting policy are where: (1) State Street Global Advisors has made proxy voting choices (i.e., the State Street Global Advisors proxy voting program) available to investors within a pooled investment vehicle, in which case a pro rata portion of shares held by the fund attributable to investors who choose to participate in the proxy voting program would be voted consistent with the third-party proxy voting policies selected by the investors, and (2) in limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

Other protocols designed to help mitigate potential conflicts of interest include:
Types of Potential Conflict	Stewardship Conflict of Interest Description	Typical Conflict Mitigation Protocols That We Employ
Business relationships	A conflict of interest may arise where, for example, we hold investments in companies with which we, or our affiliates, have material business relationships.
Assigning sole responsibility for the implementation of
proxy voting guidelines to members of Asset Stewardship
Team and voting in accordance with the Voting Policy are
our primary conflict mitigation protocols. Furthermore, the
voting rationale is recorded to provide transparency.
Additional mitigation steps may be implemented on a
case-by-case basis. This may include, for example,
blackout periods for communications with issuers/clients.

Equity investments
A conflict of interest may arise where client accounts and/
or State Street Global Advisors pooled funds, where State
Street Global Advisors acts as trustee, may hold shares in
State Street Corporation or other State Street Global
Advisors affiliated entities, such as mutual funds affiliated with SSGA Funds Management, Inc.

Mitigants may include, for example, outsourcing voting
decisions relating to a shareholder meeting of State Street
Corporation or other State Street Global Advisors affiliated entities to independent outside third parties. In such
cases, delegated third parties exercise voting decisions
based upon State Street Global Advisors' Voting Policy.

Outside business interest
A conflict of interest may arise where an Asset
Stewardship Team employee or a key employee in the firm
has an outside business interest (such as a director role in a company we invest in, or in the same industry as we
invest).

State Street Global Advisors maintains an Outside
Activities Policy and employees must submit a request
requiring approval before undertaking any outside
activities that are captured by the Outside Activities Policy.
The request will be reviewed by the employee's manager
and the Conduct Risk Management Office to ensure
compliance with applicable policies and procedures (such
as the Global Anti-Corruption Policy and the Standard of
Conduct) and ensure potential conflicts are mitigated.
Additional mitigation steps may be implemented on a
case-by-case basis. This may include, for example,
retaining an independent fiduciary to make a voting
decision where State Street Global Advisors believes it
may be conflicted from voting due to an employee's
outside business interest.

Other personal conflicts	A conflict of interest may arise where a family member or other personal contact of an employee is employed by a company in which we invest.
Mitigation steps may be implemented for personal conflicts
on a case-by-case basis. This may include, for example,
filing a Personal Conflicts declaration with a mitigation
strategy to document how the conflict will be avoided.
Such strategies may include, for example, a member of
the Asset Stewardship Team with a conflict recusing
him/herself from voting and participating in engagement
activities at the relevant company, and implementing
blackout periods for communications with issuers/clients.

Securities lending
We may lend securities that we hold in one of our
portfolios to another financial counterparty. This may
create a conflict of interest regarding whether to recall
those securities to enable us to vote on behalf of the
portfolio in a shareholder resolution, which may impact the
intended securities lending income.

Our approach to securities lending recall, and any
potential conflicts that may be created through our
securities lending recall activity, is governed by the
Securities Lending Recall for Proxy Voting Procedure,
which is co-owned by the Asset Stewardship Team,
Securities Lending Team and Proxy Operations Group.
The conflict mitigation protocols include predefining
criteria to systematically recall shares, periodic review of the recall procedure by relevant stakeholders, and periodic
reporting of recall activities and associated forgone
lending income to the relevant internal governance bodies.

About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager* with US $3.48 trillion† under our care.
*
Pensions & Investments Research Center, as of December 31, 2021.
†
This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com
Marketing communication
State Street Global Advisors Worldwide Entities
Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson's Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers' Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.
The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.
Investing involves risk including the risk of loss of principal.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express written consent.
All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.
The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor's particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.
The returns on a portfolio of securities which exclude companies that do not meet the portfolio's specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio's ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.
The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.
Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.
The information contained in this communication is not a research recommendation or ‘investment research' and is classified as a ‘Marketing Communication' in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.
© 2023 State Street Corporation.
All Rights Reserved.
ID1482714-3479898.4.1.GBL.RTL 0323
Exp. Date: 03/31/2024

March 2023
State Street Global Advisors' Global Issuer and Stakeholder Engagement Guidelines
State Street Global Advisors has developed engagement guidelines to increase transparency around our engagement philosophy, approach, and processes. These guidelines are designed to communicate with our investee companies regarding the objectives of our engagement activities and to facilitate a better understanding of our preferred terms of engagement. The guidelines also outline our approach to engaging with activist investors and shareholder proposal proponents.
State Street Global Advisors' engagement activities are driven exclusively by our goal to maximize and protect the long-term value of our clients' assets.
State Street Global Advisors' Methodology for Developing its Annual Engagement Strategy
While we would like to maintain a dialogue with all of our portfolio companies, we recognize the need to focus our engagement efforts where we believe we will have maximum impact. Each year, as part of its strategic review process, the Asset Stewardship Team develops an annual engagement strategy, and it accordingly identifies a priority list of companies that we intend to engage with during the year. We focus on priorities that we consider important to be considered by the portfolio companies in which we invest our clients' assets.
The intensity and type of engagement with a company is determined by State Street Global Advisors' relative and absolute holdings in that company. In addition, we factor in geographic diversity in our engagement efforts to reflect the level of economic exposure to various markets. Finally, we also consider the engagement culture in a market or geographic region when developing our engagement priority list and approach.
State Street Global Advisors meets with companies through in-person and virtual meetings. We prefer virtual meetings as we believe this is cost effective for our clients and investee companies. This also helps us minimize our global carbon footprint.
Helpful Information to Include in Engagement Request Emails to State Street Global Advisors
To help expedite the review of engagement requests, please include the following information in engagement request emails to State Street Global Advisors:
•Company name and identifier (i.e. ticker)
•Topics the issuer is interested in discussing
•Upcoming meeting date, if applicable
•Issuer attendees and their titles
All requests for engagement should be sent to the Asset Stewardship Team at GovernanceTeam@ssga.com.
Guidelines for Engaging with Investee Companies
•During the ‘proxy season', we prioritize conversations related to companies' shareholder meetings. In the ‘off-season', we discuss our focus areas and stewardship priorities with companies for whom these topics are most material.
•We believe that as a long-term shareholder with substantial holdings, it is important to establish a relationship and have a direct communication channel with independent directors in our investee companies. Therefore, as part of our engagement process, we prefer to meet with the non-executive chairperson/lead independent director and/or representative of key board committees. Such meetings help us assess the quality and effectiveness of the board, the extent of the oversight of management, and the board's perspectives on key issues, such as strategy, risk, capital allocation, and compensation. It also allows us to escalate matters to the board's attention if management has been unresponsive to suggestions discussed during prior engagements.
•After our initial meeting with members of the board, the frequency of desired follow-up meetings is determined by the nature of the issues discussed. We will outline expectations and timelines for subsequent meetings during the discussion. We follow similar guidelines for meeting requests with C-suite management representatives at companies.
•Typically, we allow additional capacity for reactive engagement in Q2 for markets such as the US, UK, EU, and Japan (Q4 for Australian companies) where the majority of the companies have general meetings between the months of April and June.

•We reserve the Q1, Q3, and Q4 time periods to conduct the majority of our active engagements with some room for reactive engagement with companies that have experienced a significant event or are seeking approval for a corporate transaction, board transition, or other material concern.
•Instances in which we are likely to accept engagement requests include instances when:
–We have concerns about a ballot item; and
–We believe that engagement will better inform our voting decision; and/or
–We want to discuss material risks with a company
•Instances in which we are likely to decline engagement requests include instances when:
–We do not have any immediate concerns about a ballot item
–We believe we have adequate information to make an informed voting decision on a ballot item
–Our position on a ballot item is addressed in our public policy statement
–We have actively engaged with the company on matters pertaining to the ballot proposal outside the ‘proxy season'
–We believe that the matter is best discussed outside the vote solicitation period
•If we have provided feedback during the vote solicitation period, we believe that any follow-up discussion with the company should focus on the board or company's response to our feedback
•We track all feedback provided to investee companies and routinely conduct follow-up engagements to assess the progress made by a company toward the incorporation of our feedback
•We welcome written submission of changes made by the board to the company's governance or remuneration policies and practices
Guidelines for Engaging with Other Investors Soliciting State Street Global Advisors' Votes in Connection with Vote-No Campaigns or Shareholder Proposals
We believe it is good practice for us to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at investee companies. However, we generally limit such discussions with investors to one engagement unless we believe that it is necessary for us to have a follow-up call. We welcome the opportunity to review materials sent in advance of the proposed discussion. To the extent possible, we review all materials made publicly available by the investor or the company on a contested ballot item before making a voting decision. Our primary purpose of engaging with investors is:
•To gain a better understanding of their position or concerns at investee companies.
•In proxy contest situations:
–To assess possible director candidates where investors are seeking board representation in proxy contest situations
–To understand the investor's proposed strategy for the company and investment time horizon to assess their alignment with State Street Global Advisors' views and interests as a long-term shareholder
All requests for engagement should be sent to GovernanceTeam@ssga.com.
Investor Engagement Protocol
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The protocol should identify key independent directors (such as a non-executive chairman, lead independent director, or a representative of a key board committee), who would be mandated to engage with shareholders on a range of topics that are of interest to State Street Global Advisors and/or other institutional investors. A robust engagement protocol would also develop a crisis communication plan for the board when institutional investors and the market-at- large need to communicate with independent directors, in a timely manner, about their oversight and response to a developing concern facing the company.

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APPENDIX D
ISS Proxy Voting Policy and Guidelines
D-1

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2023
Published December 13, 2022

WWW.ISSGOVERNANCE.COM D-1

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Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

◾

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

◾

Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

◾

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

◾	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the

“assigned” primary market coverage.

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1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

◾	Independent directors comprise 50 percent or less of the board;
◾	The non-independent director serves on the audit, compensation, or nominating committee;
◾	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
◾	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant	Shareholder
2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company
2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.
2.7.	Former officer[1] of an acquired company within the past five years.[4]
2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

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12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;
◾	Family emergencies; and
◾	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

◾

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

◾	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
◾	Rationale provided in the proxy statement for the level of implementation;
◾	The subject matter of the proposal;
◾	The level of support for and opposition to the resolution in past meetings;
◾	Actions taken by the board in response to the majority vote and its engagement with shareholders;
◾	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
◾	Other factors as appropriate.
◾	The board failed to act on takeover offers where the majority of shares are tendered;
◾

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

◾	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
◾	The company’s response, including:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
◾	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

◾	The company has a poison pill with a deadhand or slowhand feature[6];

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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◾	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
◾	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

◾	The disclosed rationale for the adoption;
◾	The trigger;
◾	The company’s market capitalization (including absolute level and sudden changes);
◾	A commitment to put any renewal to a shareholder vote; and
◾	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

◾	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
◾	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
◾	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
◾	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

◾	Supermajority vote requirements to amend the bylaws or charter;
◾	A classified board structure; or
◾	Other egregious provisions.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

◾	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
◾	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
◾	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
◾	The company’s ownership structure;
◾	The company’s existing governance provisions;
◾	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

◾	Classified the board;
◾	Adopted supermajority vote requirements to amend the bylaws or charter;
◾	Eliminated shareholders’ ability to amend bylaws;
◾	Adopted a fee-shifting provision; or
◾	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

◾

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group

(Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

◾	A classified board structure;

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◾	A supermajority vote requirement;
◾	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
◾	The inability of shareholders to call special meetings;
◾	The inability of shareholders to act by written consent;
◾	A multi-class capital structure; and/or
◾	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

◾	The non-audit fees paid to the auditor are excessive;
◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or
◾

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

◾

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

◾	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
◾	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

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Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

◾	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
◾	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
◾	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
◾	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
◾	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

◾	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
◾	Board governance measures;
◾	Corporate strategy;
◾	Risk management analyses; and
◾	Metrics and targets.
◾	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

◾	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
◾	Failure to replace management as appropriate; or

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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◾

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

◾	Long-term financial performance of the company relative to its industry;
◾	Management’s track record;
◾	Background to the contested election;
◾	Nominee qualifications and any compensatory arrangements;
◾	Strategic plan of dissident slate and quality of the critique against management;
◾	Likelihood that the proposed goals and objectives can be achieved (both slates); and
◾	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

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Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

◾	The rationale provided for adoption of the term/tenure limit;
◾	The robustness of the company’s board evaluation process;
◾	Whether the limit is of sufficient length to allow for a broad range of director tenures;
◾	Whether the limit would disadvantage independent directors compared to non-independent directors; and
◾	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

◾	The scope of the shareholder proposal; and
◾	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

◾	The reasonableness/scope of the request; and
◾	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

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◾	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
◾

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
◾	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
◾

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

◾	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

◾	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

12 A proxy access right that meets the recommended guidelines.

13 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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◾	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
◾	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
◾	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

◾	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
◾	Level of disclosure regarding the issue for which board oversight is sought;
◾	Company performance related to the issue for which board oversight is sought;
◾	Board committee structure compared to that of other companies in its industry sector; and
◾	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

◾	The scope and rationale of the proposal;
◾	The company’s current board leadership structure;
◾	The company’s governance structure and practices;
◾	Company performance; and
◾	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

◾	A majority non-independent board and/or the presence of non-independent directors on key board committees;
◾	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
◾	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
◾	Evidence that the board has failed to oversee and address material risks facing the company;
◾	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

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◾	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

◾	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
◾	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
◾	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
◾	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

◾	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
◾	Effectively disclosed information with respect to this structure to its shareholders;
◾	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
◾

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2. Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

◾	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
◾	The motivation and rationale for establishing the agreements;
◾	The quality of the company’s disclosure; and
◾	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

◾	An auditor has a financial interest in or association with the company, and is therefore not independent;
◾	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
◾	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
◾	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

◾	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

◾	The tenure of the audit firm;
◾	The length of rotation specified in the proposal;
◾	Any significant audit-related issues at the company;
◾	The number of Audit Committee meetings held each year;
◾	The number of financial experts serving on the committee; and
◾	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

◾	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
◾	The company’s ownership structure and historical voting turnout;
◾	Whether the board could amend bylaws adopted by shareholders; and
◾	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

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Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

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General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

◾	The company’s stated rationale for adopting such a provision;
◾	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
◾	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
◾

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

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Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

◾

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
◾

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

◾	Shareholders have approved the adoption of the plan; or
◾

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

◾	No lower than a 20 percent trigger, flip-in or flip-over;
◾	A term of no more than three years;
◾	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
◾

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

◾	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
◾

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

◾	The scope and structure of the proposal;
◾

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

◾	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
◾	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
◾	Any recent controversies or concerns related to the company’s proxy voting mechanics;
◾	Any unintended consequences resulting from implementation of the proposal; and
◾	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

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In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

◾	The election of fewer than 50 percent of the directors to be elected is contested in the election;
◾	One or more of the dissident’s candidates is elected;
◾	Shareholders are not permitted to cumulate their votes for directors; and
◾	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

◾	Reasons for reincorporation;
◾	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
◾	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

◾	Shareholders’ current right to act by written consent;
◾	The consent threshold;
◾	The inclusion of exclusionary or prohibitive language;

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◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

◾	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;
◾	A majority vote standard in uncontested director elections;
◾	No non-shareholder-approved pill; and
◾	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

◾	Shareholders’ current right to call special meetings;
◾	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

◾	Ownership structure;
◾	Quorum requirements; and
◾	Vote requirements.

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

◾	Scope and rationale of the proposal; and
◾	Concerns identified with the company’s prior meeting practices.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4. Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

◾	The company discloses a compelling rationale for the dual-class capital structure, such as:
◾	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
◾	The new class of shares will be transitory;
◾	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
◾	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

◾	The size of the company;
◾	The shareholder base; and
◾	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

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◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
◾	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
◾

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

◾

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

◾	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

◾	More simplified capital structure;
◾	Enhanced liquidity;
◾	Fairness of conversion terms;
◾	Impact on voting power and dividends;
◾	Reasons for the reclassification;
◾	Conflicts of interest; and
◾	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

◾	The number of authorized shares will be proportionately reduced; or
◾	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

◾	Stock exchange notification to the company of a potential delisting;
◾	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
◾	The company’s rationale; or
◾	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

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Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

◾	Greenmail;
◾	The use of buybacks to inappropriately manipulate incentive compensation metrics;
◾	Threats to the company’s long-term viability; or
◾	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

◾	Adverse governance changes;
◾	Excessive increases in authorized capital stock;
◾	Unfair method of distribution;
◾	Diminution of voting rights;
◾	Adverse conversion features;
◾	Negative impact on stock option plans; and
◾	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

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Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

◾	Purchase price;
◾	Fairness opinion;
◾	Financial and strategic benefits;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives for the business;
◾	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

◾	Impact on the balance sheet/working capital;
◾	Potential elimination of diseconomies;
◾	Anticipated financial and operating benefits;
◾	Anticipated use of funds;
◾	Value received for the asset;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

◾	Dilution to existing shareholders’ positions;
◾	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

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◾	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
◾	Management’s efforts to pursue other alternatives;
◾	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
◾	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

◾	The reasons for the change;
◾	Any financial or tax benefits;
◾	Regulatory benefits;
◾	Increases in capital structure; and
◾	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

◾	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
◾	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

◾	Offer price/premium;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives/offers considered; and
◾	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

◾	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
◾	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
◾	Are all shareholders able to participate in the transaction?
◾	Will there be a liquid market for remaining shareholders following the transaction?
◾	Does the company have strong corporate governance?
◾	Will insiders reap the gains of control following the proposed transaction?
◾	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

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Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

◾	Percentage of assets/business contributed;
◾	Percentage ownership;
◾	Financial and strategic benefits;
◾	Governance structure;
◾	Conflicts of interest;
◾	Other alternatives; and
◾	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

◾	Management’s efforts to pursue other alternatives;
◾	Appraisal value of assets; and
◾	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
◾

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

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◾

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

◾

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

◾	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

◾

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

◾

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

◾	Financial issues:
◾	The company’s financial condition;
◾	Degree of need for capital;
◾	Use of proceeds;
◾	Effect of the financing on the company’s cost of capital;
◾	Current and proposed cash burn rate;
◾	Going concern viability and the state of the capital and credit markets.

◾

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

◾	Control issues:
◾	Change in management;
◾	Change in control;
◾	Guaranteed board and committee seats;
◾	Standstill provisions;
◾	Voting agreements;
◾	Veto power over certain corporate actions; and
◾	Minority versus majority ownership and corresponding minority discount or majority control premium.

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◾	Conflicts of interest:
◾	Conflicts of interest should be viewed from the perspective of the company and the investor.
◾	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

◾	Market reaction:
◾	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

◾	Estimated value and financial prospects of the reorganized company;
◾	Percentage ownership of current shareholders in the reorganized company;
◾	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
◾	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
◾	Existence of a superior alternative to the plan of reorganization; and
◾	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

◾

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

◾

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

◾

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

◾	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
◾

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

◾	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
◾	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

◾	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
◾

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

◾

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

◾	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

◾	Tax and regulatory advantages;
◾	Planned use of the sale proceeds;
◾	Valuation of spinoff;
◾	Fairness opinion;
◾	Benefits to the parent company;
◾	Conflicts of interest;
◾	Managerial incentives;
◾	Corporate governance changes;
◾	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

◾	Hiring a financial advisor to explore strategic alternatives;
◾	Selling the company; or
◾	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

◾	Prolonged poor performance with no turnaround in sight;
◾	Signs of entrenched board and management (such as the adoption of takeover defenses);
◾	Strategic plan in place for improving value;
◾	Likelihood of receiving reasonable value in a sale or dissolution; and
◾	The company actively exploring its strategic options, including retaining a financial advisor.

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5. Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices;
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

◾	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
◾	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
◾	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

◾	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
◾	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
◾	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

◾	The ratio of performance- to time-based incentive awards;
◾	The overall ratio of performance-based compensation to fixed or discretionary pay;
◾	The rigor of performance goals;
◾	The complexity and risks around pay program design;
◾	The transparency and clarity of disclosure;
◾	The company’s peer group benchmarking practices;
◾	Financial/operational results, both absolute and relative to peers;
◾	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
◾	Realizable pay[20] compared to grant pay; and
◾	Any other factors deemed relevant.

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

20 ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

◾	Problematic practices related to non-performance-based compensation elements;
◾	Incentives that may motivate excessive risk-taking or present a windfall risk; and
◾	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

◾	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
◾	Extraordinary perquisites or tax gross-ups;
◾	New or materially amended agreements that provide for:
◾	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
◾	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
◾	CIC excise tax gross-up entitlements (including “modified” gross-ups);
◾	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
◾	Liberal CIC definition combined with any single-trigger CIC benefits;
◾	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
◾	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
◾	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

◾	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
◾	Duration of options backdating;
◾	Size of restatement due to options backdating;
◾	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
◾	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

◾	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
◾	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

◾	Single- or modified-single-trigger cash severance;
◾	Single-trigger acceleration of unvested equity awards;
◾	Full acceleration of equity awards granted shortly before the change in control;
◾	Acceleration of performance awards above the target level of performance without compelling rationale;
◾	Excessive cash severance (generally >3x base salary and bonus);
◾	Excise tax gross-ups triggered and payable;
◾	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
◾

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

◾	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

◾

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

◾	Plan Features:
◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan;
◾	Dividends payable prior to award vesting.

◾	Grant Practices:
◾	The company’s three-year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO’s recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy;
◾	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

◾	Awards may vest in connection with a liberal change-of-control definition;
◾

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
◾	The plan is excessively dilutive to shareholders’ holdings;
◾	The plan contains an evergreen (automatic share replenishment) feature; or
◾	Any other plan features are determined to have a significant negative impact on shareholder interests.

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

22 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

◾	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
◾	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
◾	Cancel underwater options in exchange for stock awards; or
◾	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

◾	Severity of the pay-for-performance misalignment;
◾	Whether problematic equity grant practices are driving the misalignment; and/or
◾	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Addresses administrative features only; or
◾

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

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Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

◾

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

◾

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

◾

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

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Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

◾	Purchase price is at least 85 percent of fair market value;
◾	Offering period is 27 months or less; and
◾	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

◾	Broad-based participation;
◾	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
◾	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
◾	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

◾	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
◾	Rationale for the re-pricing—was the stock price decline beyond management’s control?;
◾	Is this a value-for-value exchange?;
◾	Are surrendered stock options added back to the plan reserve?;
◾	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;
◾	Option vesting—does the new option vest immediately or is there a black-out period?;
◾	Term of the option—the term should remain the same as that of the replaced option;
◾	Exercise price—should be set at fair market or a premium to market;
◾	Participants—executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

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In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

◾	Executive officers and non-employee directors are excluded from participating;
◾

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

◾	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

◾	Eligibility;
◾	Vesting;
◾	Bid-price;
◾	Term of options;
◾	Cost of the program and impact of the TSOs on company’s total option expense; and
◾	Option repricing policy.

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Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

◾	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
◾	An assessment of the following qualitative factors:
◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

◾

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

◾	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
◾	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

◾	The company’s past practices regarding equity and cash compensation;
◾	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
◾	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

◾	The percentage/ratio of net shares required to be retained;
◾	The time period required to retain the shares;
◾	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
◾	Whether the company has any other policies aimed at mitigating risk taking by executives;
◾	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
◾	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

◾	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
◾	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
◾	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

◾

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

◾

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

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Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

◾	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
◾	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
◾

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

◾	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
◾

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

◾	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
◾

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

◾	Can shareholders assess the correlation between pay and performance based on the current disclosure?
◾	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

◾	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
◾	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
◾	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
◾	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
◾	An executive may not trade in company stock outside the 10b5-1 Plan;
◾	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

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Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

◾	If the company has adopted a formal recoupment policy;
◾	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
◾	Whether the company has chronic restatement history or material financial problems;
◾	Whether the company’s policy substantially addresses the concerns raised by the proponent;
◾	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
◾	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

◾	The triggering mechanism should be beyond the control of management;
◾	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
◾

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

◾	The frequency and timing of the company’s share buybacks;
◾	The use of per-share metrics in incentive plans;
◾	The effect of recent buybacks on incentive metric results and payouts; and
◾	Whether there is any indication of metric result manipulation.

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Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

◾

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

◾	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

◾	The new quorum threshold requested;
◾	The rationale presented for the reduction;
◾	The market capitalization of the company (size, inclusion in indices);
◾	The company’s ownership structure;
◾	Previous voter turnout or attempts to achieve quorum;
◾	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
◾	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7. Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

◾	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
◾	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
◾	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
◾

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

◾

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

◾	The company has already published a set of animal welfare standards and monitors compliance;
◾	The company’s standards are comparable to industry peers; and
◾	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

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Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

◾	The company is conducting animal testing programs that are unnecessary or not required by regulation;
◾	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
◾	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

◾	The potential impact of such labeling on the company’s business;
◾	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
◾	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

◾	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

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◾	Whether the company has adequately disclosed the financial risks of the products/practices in question;
◾	Whether the company has been subject to violations of related laws or serious controversies; and
◾	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

◾	The potential for reputational, market, and regulatory risk exposure;
◾	Existing disclosure of relevant policies;
◾	Deviation from established industry norms;
◾	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
◾	Whether the proposal focuses on specific products or geographic regions;
◾	The potential burden and scope of the requested report;
◾	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

◾	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
◾

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

◾	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

◾	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
◾	Current regulations in the markets in which the company operates; and
◾	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

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Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

◾	Recent related fines, controversies, or significant litigation;
◾	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
◾	Whether the company’s advertising restrictions deviate from those of industry peers;
◾	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
◾	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

◾	Whether the company complies with all laws and regulations;
◾	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
◾	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

◾	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
◾	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
◾	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
◾	Whether the company has sought and received third-party approval that its targets are science-based;
◾	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
◾	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
◾	Whether the company’s climate data has received third-party assurance;

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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◾	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
◾	Whether there are specific industry decarbonization challenges; and
◾	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

◾	The completeness and rigor of the company’s climate-related disclosure;
◾	The company’s actual GHG emissions performance;
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

◾

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure compared to industry peers; and
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

◾

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure is comparable to that of industry peers; and
◾	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

◾	Whether the company provides disclosure of year-over-year GHG emissions performance data;
◾	Whether company disclosure lags behind industry peers;
◾	The company’s actual GHG emissions performance;
◾	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

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Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

◾

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

◾	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

◾	The scope and structure of the proposal;
◾	The company’s current level of disclosure on renewable energy use and GHG emissions; and
◾	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

◾	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
◾	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

◾	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
◾	The level of gender and racial minority representation that exists at the company’s industry peers;
◾	The company’s established process for addressing gender and racial minority board representation;
◾	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

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◾	The independence of the company’s nominating committee;
◾	Whether the company uses an outside search firm to identify potential director nominees; and
◾	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

◾	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
◾	The company already publicly discloses comprehensive workforce diversity data; and
◾	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

◾	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
◾	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
◾	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

◾	The company’s established process or framework for addressing racial inequity and discrimination internally;
◾	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
◾	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

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◾	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
◾	The company’s track record in recent years of racial justice measures and outreach externally; and
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

◾	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
◾	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
◾	Recent significant controversies, fines, or violations related to workplace health and safety; and
◾	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

◾	The company’s compliance with applicable regulations and guidelines;
◾	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
◾	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

◾	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
◾

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

◾	The nature, purpose, and scope of the company’s operations in the specific region(s);
◾	The degree to which company policies and procedures are consistent with industry norms; and
◾	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

◾	The company’s current level of disclosure of relevant policies and oversight mechanisms;
◾	The company’s current level of such disclosure relative to its industry peers;
◾	Potential relevant local, state, or national regulatory developments; and

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◾	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

◾	Operations in the specified regions are not permitted by current laws or regulations;
◾	The company does not currently have operations or plans to develop operations in these protected regions; or
◾	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

◾	The nature of the company’s business;
◾	The current level of disclosure of the company’s existing related programs;
◾	The timetable and methods of program implementation prescribed by the proposal;
◾	The company’s ability to address the issues raised in the proposal; and
◾	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

◾

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

◾	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

◾	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
◾	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
◾	The potential financial impact or risk to the company associated with water-related concerns or issues; and
◾	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

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General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

◾	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
◾	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
◾	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
◾	Applicable market-specific laws or regulations that may be imposed on the company; and
◾	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

◾	The scope and prescriptive nature of the proposal;
◾	The company’s current level of disclosure regarding its environmental and social performance and governance;
◾	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
◾	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

◾	The degree to which existing relevant policies and practices are disclosed;
◾	Whether or not existing relevant policies are consistent with internationally recognized standards;
◾	Whether company facilities and those of its suppliers are monitored and how;

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◾	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
◾	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
◾	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
◾	The scope of the request; and
◾	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

◾	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
◾	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
◾	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
◾	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

◾	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
◾	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

◾	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
◾	Current disclosure of applicable risk assessment(s) and risk management procedures;
◾	Compliance with U.S. sanctions and laws;
◾	Consideration of other international policies, standards, and laws; and
◾	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

◾	Controversies surrounding operations in the relevant market(s);

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◾	The value of the requested report to shareholders;
◾	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
◾	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

◾	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
◾	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

◾	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
◾	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
◾	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

◾	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

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◾	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
◾	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

◾

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

◾

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

◾	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.
◾	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

◾	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
◾	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8. Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

◾	Past performance as a closed-end fund;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the discount; and
◾	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

◾	Past performance relative to its peers;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the issues;
◾	Past shareholder activism, board activity, and votes on related proposals;
◾	Strategy of the incumbents versus the dissidents;
◾	Independence of directors;
◾	Experience and skills of director candidates;
◾	Governance profile of the company;
◾	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

◾	Proposed and current fee schedules;
◾	Fund category/investment objective;
◾	Performance benchmarks;
◾	Share price performance as compared with peers;
◾	Resulting fees relative to peers;
◾	Assignments (where the advisor undergoes a change of control).

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Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

◾	Stated specific financing purpose;
◾	Possible dilution for common shares;
◾	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

◾	Potential competitiveness;
◾	Regulatory developments;
◾	Current and potential returns; and
◾	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

◾	The fund’s target investments;
◾	The reasons given by the fund for the change; and
◾	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

◾	Political/economic changes in the target market;
◾	Consolidation in the target market; and
◾	Current asset composition.

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Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

◾	Potential competitiveness;
◾	Current and potential returns;
◾	Risk of concentration;
◾	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

◾

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

◾

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

◾	The company has demonstrated responsible past use of share issuances by either:
◾	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
◾	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

◾	Strategies employed to salvage the company;
◾	The fund’s past performance;
◾	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

◾	The degree of change implied by the proposal;
◾	The efficiencies that could result;
◾	The state of incorporation;
◾	Regulatory standards and implications.

Vote against any of the following changes:

◾	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
◾	Removal of shareholder approval requirement for amendments to the new declaration of trust;

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◾

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

◾	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
◾	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
◾	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

◾	Regulations of both states;
◾	Required fundamental policies of both states;
◾	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

◾	Fees charged to comparably sized funds with similar objectives;
◾	The proposed distributor’s reputation and past performance;
◾	The competitiveness of the fund in the industry;
◾	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

◾	Resulting fee structure;
◾	Performance of both funds;
◾	Continuity of management personnel;
◾	Changes in corporate governance and their impact on shareholder rights.

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Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

◾	Performance of the fund’s Net Asset Value (NAV);
◾	The fund’s history of shareholder relations;
◾	The performance of other funds under the advisor’s management.

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PART C
OTHER INFORMATION
Item 28.
Exhibits
(a)(1)
Amended and Restated Declaration of Trust dated April 14, 2014 is incorporated herein by reference to Post-Effective
Amendment No. 47 to the State Street Institutional Investment Trust’s (the “Trust” or the “Registrant”) Registration
Statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”) on April 25, 2014.

(b)(1)
Amended and Restated By-Laws of the Trust are incorporated herein by reference to the Post-Effective Amendment
No. 137 to the Trust’s Registration Statement on Form N-1A filed with the Commission on August 28, 2015.

(c)	Not applicable.
(d)(1)
Amended and Restated Investment Advisory Agreement dated November 17, 2015 between SSGA Funds
Management, Inc. (“SSGA FM”) and the Trust is incorporated herein by reference to Post-Effective Amendment No.
216 to the Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2016.

(2)
Amended and Restated Appendix A dated April 24, 2020 to the Amended and Restated Investment Advisory
Agreement dated November 17, 2015 between SSGA FM and the Trust is incorporated herein by reference to Post-
Effective Amendment No. 273 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
January 28, 2021.

(3)
Amended and Restated Appendix B dated April 24, 2020 to the Amended and Restated Investment Advisory
Agreement dated November 17, 2015 between SSGA FM and the Trust is incorporated herein by reference to Post-
Effective Amendment No. 273 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
January 28, 2021.

(4)
Amended and Restated Appendix B dated May 14, 2021 to the Amended and Restated Investment Advisory
Agreement dated November 17, 2015 between SSGA FM (State Street Income Fund and State Street U.S. Core Equity
Fund) and the Trust is incorporated herein by reference to Post-Effective Amendment No. 291 to the Trust’s
Registration Statement on Form N-1A filed with the Commission on December 16, 2021.

(5)	Amended and Restated Appendix B to the Investment Advisory Agreement dated November 17, 2015 between SSGA FM (State Street Balanced Index Fund) and the Trust, to be filed by subsequent amendment.
(6)
Fee Waiver and/or Expense Reimbursement Arrangements Letter dated April 26, 2023 between SSGA FM and the
Trust with respect to State Street Global All Cap Equity ex-U.S. Index Portfolio (formerly known as State Street
Global Equity ex-U.S. Index Portfolio), State Street Small/Mid Cap Equity Index Portfolio, State Street Equity 500
Index Fund, State Street Equity 500 Index II Portfolio, State Street Aggregate Bond Index Fund, State Street
Aggregate Bond Index Portfolio, State Street Small/Mid Cap Equity Index Fund, State Street Global All Cap Equity
ex-U.S. Index Fund (formerly known as State Street Global Equity ex-U.S. Index Fund), State Street International
Developed Equity Index Fund, State Street Emerging Markets Equity Index Fund, State Street Hedged International
Developed Equity Index Fund, and State Street Treasury Obligations Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 297 to the Trust’s Registration Statement on Form N-1A filed with the
Commission on April 26, 2023.

(7)
Fee Waiver and/or Expense Reimbursement Arrangements Letter dated April 26, 2023 between SSGA FM and the
Trust with respect to State Street Institutional Liquid Reserves Fund, State Street Institutional U.S. Government
Money Market Fund, State Street Institutional Treasury Plus Money Market Fund, and State Street Institutional
Treasury Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 297 to the Trust’s
Registration Statement on Form N-1A filed with the Commission on April 26, 2023.

(8)
Fee Waiver and/or Expense Reimbursement Arrangements Letter dated April 26, 2023 between SSGA FM and the
Trust with respect to State Street Target Retirement Fund, State Street Target Retirement 2020 Fund, State Street Target
Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State
Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050
Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund and State Street Target
Retirement 2065 Fund is incorporated herein by reference to Post-Effective Amendment No. 297 to the Trust’s
Registration Statement on Form N-1A filed with the Commission on April 26, 2023.

(9)
Form of Reimbursement Agreement by and among State Street Master Funds, the Trust, State Street Navigator
Securities Lending Trust, Elfun Government Money Market Fund, SSGA FM and State Street Global Advisors Funds
Distributors, LLC (“SSGA FD”) is incorporated herein by reference to Post-Effective Amendment No. 271 to the
Trust’s Registration Statement on Form N-1A filed with the Commission on April 24, 2020.

(10)	Fee Waiver and/or Expense Reimbursement Arrangements letter dated October 25, 2023 between SSGA FM and the Trust with respect to the State Street Balanced Index Fund is filed herewith.
(e)(1)
Amended and Restated Distribution Agreement dated May 1, 2017 between the Registrant and SSGA FD is incorporated herein by reference to Post-Effective Amendment No. 253 to the Trust’s Registration Statement on Form
N-1A filed with the Commission on April 25, 2018.

(2)
Notice dated August 17, 2017 to the Amended and Restated Distribution Agreement dated May 1, 2017 related to the
State Street Treasury Obligations Money Market Fund is incorporated herein by reference to Post-Effective
Amendment No. 253 to the Trust’s Registration Statement on Form N-1A filed with the Commission on April 25,
2018.

(3)
Notice dated May 14, 2021 to the Amended and Restated Distribution Agreement dated May 1, 2017 related to the
State Street Target Retirement 2065 Fund, State Street Income Fund and State Street U.S. Core Equity Fund is
incorporated herein by reference to Post-Effective Amendment No. 291 to the Trust’s Registration Statement on Form
N-1A filed with the Commission on December 16, 2021.

(f)	Not applicable.
(g)(1)
Amended and Restated Custodian Agreement dated February 14, 2001 between State Street Bank and Trust Company and the Trust is incorporated herein by reference to Post-Effective Amendment No. 9+ to the Trust’s Registration
Statement on Form N-1A filed with the Commission on April 30, 2002.

(2)
Amendment dated September 30, 2020 to the Amended and Restated Custodian Agreement dated February 14, 2001 between State Street Bank and Trust Company and the Trust is incorporated herein by reference to Post-Effective
Amendment No. 273 to the Trust’s Registration Statement on Form N-1A filed with the Commission on January 28,
2021.

(3)
Notice dated February 14, 2002 to Amended and Restated Custodian Agreement dated February 14, 2001 with respect to the State Street Institutional Money Market Fund and the State Street Institutional U.S. Government Money Market
Fund is incorporated herein by reference to Post-Effective Amendment No. 28 to the Trust’s Registration Statement on
Form N-1A filed with the Commission on April 30, 2008.

(4)
Notice dated February 12, 2004 to Amended and Restated Custodian Agreement dated February 14, 2001 between
State Street Bank and Trust Company and the Trust with respect to the State Street Institutional Money Market Fund is
incorporated herein by reference to Post-Effective Amendment No. 28 to the Trust’s Registration Statement on Form
N-1A filed with the Commission on April 30, 2008.

(5)
Notice dated July 22, 2008 to Amended and Restated Custodian Agreement dated February 14, 2001 between State
Street Bank and Trust Company and the Trust with respect to the State Street Institutional Treasury Money Market
Fund and the State Street Institutional Treasury Plus Money Market Fund is incorporated herein by reference to Post-
Effective Amendment No. 29 to the Trust’s Registration Statement on Form N-1A filed with the Commission on July
24, 2008.

(6)
Notice dated June 19, 2014 to Amended and Restated Custodian Agreement dated February 14, 2001 between State
Street Bank and Trust Company and the Trust with respect to the State Street Target Retirement 2020 Fund, State
Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035
Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target
Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State
Street Target Retirement Fund, State Street Strategic Real Return Portfolio, State Street Aggregate Bond Index
Portfolio, State Street Global All Cap Equity ex-U.S. Index Portfolio, State Street Equity 500 Index II Portfolio, State
Street Opportunistic Emerging Markets Fund, State Street Clarion Global Real Estate Income Fund, State Street Small
Cap Emerging Markets Equity Fund and State Street Clarion Global Infrastructure & MLP Fund is incorporated herein by reference to Post-Effective Amendment No. 216 to the Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2016.

(7)
Notice dated August 17, 2017 to Amended and Restated Custodian Agreement dated February 14, 2001 between State
Street Bank and Trust Company and the Trust with respect to the State Street Treasury Obligations Money Market
Fund is incorporated herein by reference to Post-Effective Amendment No. 253 to the Trust’s Registration Statement
on Form N-1A filed with the Commission on April 25, 2018.

(8)
Notice dated February 10, 2015 to Amended and Restated Custodian Agreement dated February 14, 2001 between
State Street Bank and Trust Company and the Trust with respect to the State Street International Developed Equity
Index Fund is incorporated herein by reference to Post-Effective Amendment No. 111 to the Trust’s Registration
Statement on Form N-1A filed with the Commission on May 26, 2015.

(9)
Notice dated February 10, 2015 to Amended and Restated Custodian Agreement dated February 14, 2001 between
State Street Bank and Trust Company and the Trust with respect to the State Street Hedged International Developed
Equity Index Fund is incorporated herein by reference to Post-Effective Amendment No. 104 to the Trust’s
Registration Statement on Form N-1A filed with the Commission on May 6, 2015.

(10)
Notice dated August 3, 2015 to Amended and Restated Custodian Agreement dated February 14, 2001 between State
Street Bank and Trust Company and the Trust with respect to the State Street Small/Mid Cap Equity Index Fund, State
Street Small/Mid Cap Equity Index Portfolio and State Street Emerging Markets Equity Index Fund is incorporated herein by reference to the Post-Effective Amendment No. 151 to the Trust’s Registration Statement on Form N-1A
filed with the Commission on September 30, 2015.

(11)
Notice dated May 14, 2021 to Amended and Restated Custodian Agreement between State Street Bank and Trust
Company and the Trust with respect to the State Street Aggregate Bond Index Fund, State Street Global All Cap
Equity ex-U.S. Index Fund, State Street Income Fund and State Street U.S. Core Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 291 to the Trust’s Registration Statement on Form N-1A filed with the
Commission on December 16, 2021.

(12)
Notice dated May 28, 2021 to Amended and Restated Custodian Agreement between State Street Bank and Trust
Company and the Trust with respect to the State Street Target Retirement 2065 Fund is incorporated herein by reference to Post-Effective Amendment No. 273 to the Trust’s Registration Statement on Form N-1A filed with the
Commission on January 28, 2021.

(13)	Notice to Amended and Restated Custodian Agreement between State Street Bank and Trust Company and the Trust with respect to the State Street Balanced Index Fund to be filed by subsequent amendment.
(h)(1)(a)
Transfer Agency and Service Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust is incorporated herein by reference to Post-Effective Amendment No. 9+ to the Trust’s Registration
Statement on Form N-1A filed with the Commission on April 30, 2002.

(1)(b)
Anti-Money Laundering Services Amendment dated October 31, 2006 to Transfer Agency and Service Agreement
dated February 28, 2000 between State Street Bank and Trust Company and the Trust is incorporated herein by reference to Post-Effective Amendment No. 29 to the Trust’s Registration Statement on Form N-1A filed with the
Commission on July 24, 2008.

(1)(c)
Services Amendment dated April 5, 2004 to Transfer Agency and Service Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust is incorporated herein by reference to Post-Effective
Amendment No. 28 to the Trust’s Registration Statement on Form N-1A filed with the Commission on April 30, 2008.

(1)(d)
Notice dated February 14, 2002 to Transfer Agency and Service Agreement dated February 28, 2000 between State
Street Bank and Trust Company and the Trust with respect to the State Street Institutional Money Market Fund and the
State Street Institutional U.S. Government Money Market Fund is incorporated herein by reference to Post-Effective
Amendment No. 30 to the Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2009.

(1)(e)
Notice dated February 12, 2004 to Transfer Agency and Service Agreement dated February 28, 2000 between State
Street Bank and Trust Company and the Trust with respect to the State Street Institutional Money Market Fund is
incorporated herein by reference to Post-Effective Amendment No. 30 to the Trust’s Registration Statement on Form
N-1A filed with the Commission on April 29, 2009.

(1)(f)
Notice dated August 3, 2015 to the Transfer Agency and Service Agreement dated February 28, 2000 between State
Street Bank and Trust Company and the Trust with respect to the State Street Small/Mid Cap Equity Index Portfolio is
incorporated herein by reference to the Post-Effective Amendment No. 151 to the Trust’s Registration Statement on
Form N-1A filed with the Commission on September 30, 2015.

(1)(g)
Notice dated June 19, 2014 to the Transfer Agency and Service Agreement dated February 28, 2000 between State
Street Bank and Trust Company and the Trust with respect to State Street Global All Cap Equity ex-U.S. Index
Portfolio, State Street Aggregate Bond Index Portfolio, State Street Equity 500 Index II Portfolio is incorporated herein by reference to Post-Effective Amendment No. 216 to the Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2016.

(1)(h)
Transfer Agency and Service Agreement dated June 1, 2015 between SS&C GIDS, Inc. (f/k/a Boston Financial Data
Services, Inc.) and the Trust is incorporated herein by reference to Post-Effective Amendment No.151 to the Trust’s
Registration Statement on Form N-1A filed with the Commission on September 30, 2015.

(1)(i)
Amendment dated September 23, 2016 to the Transfer Agency and Service Agreement dated June 1, 2015 between
SS&C GIDS, Inc. (f/k/a Boston Financial Data Services, Inc.) and the Trust is incorporated herein by reference to
Post-Effective Amendment No. 232 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
November 22, 2016.

(1)(j)
Amendment dated October 27, 2017 to the Transfer Agency and Service Agreement dated June 1, 2015 between
SS&C GIDS, Inc. (f/k/a Boston Financial Data Services, Inc.) and the Trust is incorporated herein by reference to
Post-Effective Amendment No. 253 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
April 25, 2018.

(1)(k)
Amended Schedule A dated April 24, 2020 to the Transfer Agency and Service Agreement dated June 1, 2015 between
SS&C GIDS, Inc. (f/k/a DST Asset Manager Solutions, Inc.) and the Trust is incorporated herein by reference to Post-
Effective Amendment No. 273 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
January 28, 2021.

(1)(l)
Amended Schedule A dated June 14, 2021 to the Transfer Agency and Service Agreement dated June 1, 2015 between
SS&C GIDS, Inc. (f/k/a DST Asset Manager Solutions, Inc.) and the Trust is incorporated herein by reference to Post-
Effective Amendment No. 291 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
December 16, 2021.

(1)(m)
Amended Schedule A effective December 22, 2021 to the Transfer Agency and Service Agreement dated June 1, 2015 between SS&C GIDS, Inc. (f/k/a DST Asset Manager Solutions, Inc.) and the Trust is incorporated herein by reference to Post-Effective Amendment No. 293 to the Trust’s Registration Statement on Form N-1A filed with the
Commission on January 27, 2022.

(1)(n)
Amendment dated January 15, 2020 to be effective December 30, 2019 to the Transfer Agency and Service Agreement
dated June 1, 2015 between SS&C GIDS, Inc. (f/k/a DST Asset Manager Solutions, Inc.) and the Trust is incorporated herein by reference to Post-Effective Amendment No. 271 to the Trust’s Registration Statement on Form N-1A filed with the Commission on April 24, 2020.

(1)(o)
Shareholder Servicing Agreement dated October 1, 2017 between SSGA FD and the Trust is incorporated herein by reference to Post-Effective Amendment No. 253 to the Trust’s Registration Statement on Form N-1A filed with the
Commission on April 25, 2018.

(1)(p)
Amendment dated June 28, 2018 to the Transfer Agency and Service Agreement dated June 1, 2015 between SS&C
GIDS, Inc. (f/k/a DST Asset Manager Solutions, Inc.) and the Trust is incorporated herein by reference to Post-
Effective Amendment No. 256 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
April 29, 2019.

(1)(q)
DST Digital Solutions Services Master Agreement dated July 1, 2018 between DST Systems, Inc. and the Trust is incorporated herein by reference to Post-Effective Amendment No. 256 to the Trust’s Registration Statement on Form
N-1A filed with the Commission on April 29, 2019.

(1)(r)
Amendment dated February 10, 2021 to the Transfer Agency and Service Agreement dated June 1, 2015 between
SS&C GIDS, Inc. (f/k/a DST Asset Manager Solutions, Inc.), SSGA Funds and the Trust is incorporated herein by reference to Post-Effective Amendment No. 277 to the Trust’s Registration Statement on Form N-1A filed with the
Commission on April 28, 2021.

(1)(s)
Amendment dated April 13, 2021 to the Transfer Agency and Service Agreement dated June 1, 2015 between SS&C
GIDS, Inc. (f/k/a DST Asset Manager Solutions, Inc.) and the Trust is incorporated herein by reference to Post-
Effective Amendment No. 291 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
December 16, 2021.

(1)(t)
Amendment dated January 19, 2022 to the Transfer Agency and Service Agreement dated June 1, 2015 between
SS&C GIDS, Inc. (f/k/a DST Asset Manager Solutions, Inc.) and the Trust is incorporated herein by reference to Post-
Effective Amendment No. 294 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
April 28, 2022.

(1)(u)
Amendment to Schedule A to the Transfer Agency and Service Agreement dated June 1, 2015 between SS&C GIDS,
Inc. (f/k/a DST Asset Manager Solutions, Inc.) and the Trust with respect to the State Street Balanced Index Fund, to be filed by subsequent amendment.

(2)(a)
Administration Agreement dated June 1, 2015 between SSGA FM, SSGA Funds, the Trust and State Street Master
Funds is incorporated herein by reference to Post-Effective Amendment No. 216 to the Trust’s Registration Statement
on Form N-1A filed with the Commission on April 29, 2016.

(2)(b)
Notice dated August 17, 2017 to Administration Agreement dated June 1, 2015 between SSGA FM, SSGA Funds, the
Trust and State Street Master Funds with respect to the State Street Treasury Obligations Money Market Fund is
incorporated herein by reference to Post-Effective Amendment No. 253 to the Trust’s Registration Statement on Form
N-1A filed with the Commission on April 25, 2018.

(2)(c)
Notice dated December 31, 2020 to Administration Agreement dated June 1, 2015 between SSGA Funds, State Street
Master Funds, SSGA FM and the Trust with respect to the State Street Target Retirement 2065 Fund is incorporated herein by reference to Post-Effective Amendment No. 277 to the Trust’s Registration Statement on Form N-1A filed with the Commission on April 28, 2021.

(2)(d)
Notice dated May 14, 2021 to Administration Agreement dated June 1, 2015 between SSGA FM, SSGA Funds, the
Trust and State Street Master Funds with respect to the State Street Income Fund and State Street U.S. Core Equity
Fund is incorporated herein by reference to Post-Effective Amendment No. 291 to the Trust’s Registration Statement
on Form N-1A filed with the Commission on December 16, 2021.

(2)(e)	Notice to Administration Agreement between SSGA FM, SSGA Funds, the Trust and State Street Master Funds with respect to the State Street Balanced Index Fund to be filed by subsequent amendment.
(2)(f)
Master Sub-Administration Agreement dated June 1, 2015 between State Street Bank and Trust Company and SSGA
FM is incorporated herein by reference to Post-Effective Amendment No. 175 to the Trust’s Registration Statement on
Form N-1A filed with the Commission on November 20, 2015.

(2)(g)
Notice dated August 17, 2017 to Master Sub-Administration Agreement dated June 1, 2015 between State Street Bank and Trust Company and SSGA FM with respect to the State Street Treasury Obligations Money Market Fund is
incorporated herein by reference to Post-Effective Amendment No. 253 to the Trust’s Registration Statement on Form
N-1A filed with the Commission on April 25, 2018.

(2)(h)
Notice dated May 14, 2021 to Master Sub-Administration Agreement dated June 1, 2015 between State Street Bank and Trust Company and SSGA FM with respect to the State Street Target 2065 Fund, State Street Income Fund and
State Street U.S. Core Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 291 to the
Trust’s Registration Statement on Form N-1A filed with the Commission on December 16, 2021.

(2)(i)
Amendment dated June 29, 2018 to the Master Sub-Administration Agreement dated June 1, 2015 between State
Street Bank and Trust Company and SSGA FM is incorporated herein by reference to Post-Effective Amendment No.
256 to the Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2019.

(2)(j)	Notice to Sub-Administration Agreement between State Street Bank and Trust Company and SSGA FM with respect to the State Street Balanced Index Fund to be filed by subsequent amendment.
(3)
Form of Master Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the
State Street Equity 500 Index Fund is incorporated herein by reference to Post-Effective Amendment No. 17 to the
Trust’s Registration Statement on Form N-1A filed with the Commission on April 28, 2006.

(4)
Form of Master Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the
State Street Institutional Liquid Reserves Fund is incorporated herein by reference to Post-Effective Amendment No.
17 to the Trust’s Registration Statement on Form N-1A filed with the Commission on April 28, 2006.

(5)
Master Feeder Participation Agreement dated October 2, 2007 between State Street Master Funds and the Trust with respect to the State Street Institutional Treasury Money Market Fund is incorporated herein by reference to Post-
Effective Amendment No. 29 to the Trust’s Registration Statement on Form N-1A filed with the Commission on July
24, 2008.

(6)
Master Feeder Participation Agreement dated October 2, 2007 between State Street Master Funds and the Trust with respect to the State Street Institutional Treasury Plus Money Market Fund is incorporated herein by reference to Post-
Effective Amendment No. 29 to the Trust’s Registration Statement on Form N-1A filed with the Commission on July
24, 2008.

(7)
Information Security Program Agreement dated November 19, 2010 is incorporated herein by reference to Post-
Effective Amendment No. 33 to the Trust’s Registration Statement on Form N-1A filed with the Commission on April
29, 2011.

(8)
Master Feeder Participation Agreement dated August 21, 2017 between State Street Master Funds and the Trust with respect to the State Street Treasury Obligations Money Market Fund is incorporated herein by reference to Post-
Effective Amendment No. 253 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
April 25, 2018.

(9)(a)
Master Amended and Restated Securities Lending Authorization Agreement dated January 6, 2017 between SSGA
Funds, the Trust, State Street Master Funds and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 271 to the Trust’s Registration Statement on Form N-1A filed with the
Commission on April 24, 2020.

(9)(b)
First Amendment to Master Amended and Restated Securities Lending Authorization Agreement between SSGA
Funds, the Trust, State Street Master Funds and State Street Bank and Trust Company dated December 7, 2018 is incorporated herein by reference to Post-Effective Amendment No. 256 to the Trust’s Registration Statement on Form
N-1A filed with the Commission on April 29, 2019.

(9)(c)
Second Amendment to Master Amended and Restated Securities Lending Authorization Agreement between SSGA
Funds, the Trust, State Street Master Funds and State Street Bank and Trust Company to be filed by subsequent amendment.

(10)
Form of Fund of Funds Investment Agreement is incorporated herein by reference to Post-Effective Amendment No.
293 to the Trust’s Registration Statement on Form N-1A filed with the Commission on January 27, 2022.

(11)
Indemnification Agreement dated September 15, 2022 between the Trust and the Board of Trustees is incorporated herein by reference to Post-Effective Amendment No. 295 to the Trust’s Registration Statement on Form N-1A filed with the Commission on January 26, 2023.

(12)
Indemnification Agreement dated March 2, 2023 is incorporated herein by reference to Post-Effective Amendment
No. 297 to the Trust’s Registration Statement on Form N-1A filed with the Commission on April 26, 2023.

(i)(1)	Legal Opinion of Ropes & Gray LLP is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A filed with the Commission in September 2000.
(2)
Legal Opinion of Ropes & Gray LLP with respect to the State Street Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 10 to the Trust’s Registration Statement on Form N-1A filed with the
Commission on November 13, 2002.

(3)
Legal Opinion of Ropes & Gray LLP with respect to the Class R Shares of the State Street Equity 500 Index Fund is
incorporated herein by reference to Post-Effective Amendment No. 15 to the Trust’s Registration Statement on Form
N-1A filed with the Commission on June 3, 2005.

(4)
Legal Opinion of Ropes & Gray LLP with respect to the Trust and the State Street Global All Cap Equity ex-U.S.
Index Fund is incorporated herein by reference to Post-Effective Amendment No. 59 to the Trust’s Registration
Statement on Form N-1A filed with the Commission on July 11, 2014.

(5)
Legal Opinion of Ropes & Gray LLP with respect to State Street Target Retirement 2015 Fund, State Street Target
Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State
Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045
Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target
Retirement 2060 Fund, State Street Target Retirement Fund, State Street Strategic Real Return Fund, State Street
Strategic Real Return Portfolio, State Street Aggregate Bond Index Portfolio, State Street Global All Cap Equity ex-
U.S. Index Portfolio and State Street Equity 500 Index II Portfolio is incorporated herein by reference to Post-Effective
Amendment No. 59 to the Trust’s Registration Statement on Form N-1A filed with the Commission on July 11, 2014.

(6)
Legal Opinion of Ropes & Gray LLP with respect to the Institutional Class, Investor Class and Administration Class
shares of the State Street Institutional Liquid Reserves Fund, State Street Institutional U.S. Government Money Market
Fund, State Street Institutional Treasury Money Market Fund and State Street Institutional Treasury Plus Money
Market Fund is incorporated herein by reference to Post-Effective Amendment No. 54 to the Trust’s Registration
Statement on Form N-1A filed with the Commission on June 24, 2014.

(7)
Legal Opinion of Ropes & Gray LLP with respect to Class G shares of the State Street Institutional U.S. Government
Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 66 to the Trust’s
Registration Statement on Form N-1A filed with the Commission on September 9, 2014.

(8)
Legal Opinion of Ropes & Gray LLP with respect to the State Street Hedged International Developed Equity Index
Fund and State Street International Developed Equity Index Fund is incorporated herein by reference to Post-Effective
Amendment No. 104 to the Trust’s Registration Statement on Form N-1A filed with the Commission on May 6, 2015.

(9)
Legal Opinion of Ropes & Gray LLP with respect to the State Street Small/Mid Cap Equity Index Fund and State
Street Small/Mid Cap Equity Index Portfolio is incorporated herein by reference to Post-Effective Amendment No.
133 to the Trust’s Registration Statement on Form N-1A filed with the Commission on August 7, 2015.

(10)
Legal Opinion of Ropes & Gray LLP with respect to the State Street Emerging Markets Equity Index Fund is
incorporated herein by reference to Post-Effective Amendment No. 137 to the Trust’s Registration Statement on Form
N-1A filed with the Commission on August 28, 2015.

(11)
Legal Opinion of Ropes & Gray LLP with respect to Trust Class shares of the State Street Institutional Liquid
Reserves Fund and State Street Institutional Treasury Plus Money Market Fund is incorporated herein by reference to
Post-Effective Amendment No. 226 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
August 25, 2016.

(12)
Legal Opinion of Ropes & Gray LLP with respect to Class M shares of the State Street Institutional U.S. Government
Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 232 to the Trust’s
Registration Statement on Form N-1A filed with the Commission on November 22, 2016.

(13)
Legal Opinion of Ropes & Gray LLP with respect to the State Street Treasury Obligations Money Market Fund is
incorporated herein by reference to Post-Effective Amendment No. 247 to the Trust’s Registration Statement on Form
N-1A filed with the Commission on August 17, 2017.

(14)
Legal Opinion of Ropes & Gray LLP with respect to the State Street Target Retirement 2065 Fund is incorporated herein by reference to Post-Effective Amendment No. 267 to the Trust’s Registration Statement on Form N-1A filed with the Commission on February 19, 2020.

(15)
Legal Opinion of Ropes & Gray LLP with respect to Bancroft Capital Class shares of the State Street Institutional
Liquid Reserves Fund, State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus
Money Market Fund and State Street Institutional U.S. Government Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 284 to the Trust’s Registration Statement on Form N-1A filed with the
Commission on September 9, 2021.

(16)
Legal Opinion of Ropes & Gray LLP with respect to Blaylock Van Class shares of the State Street Institutional Liquid
Reserves Fund, State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money
Market Fund and State Street Institutional U.S. Government Money Market Fund and Cabrera Capital Markets Class
shares of the State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money
Market Fund and State Street Institutional U.S. Government Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 287 to the Trust’s Registration Statement on Form N-1A filed with the Commission on October 15, 2021.

(17)
Legal Opinion of Ropes & Gray LLP with respect to Opportunity Class shares of the State Street Institutional Liquid
Reserves Fund, State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money
Market Fund and State Street Institutional U.S. Government Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 288 to the Trust’s Registration Statement on Form N-1A filed with the Commission on October 25, 2021.

(18)
Legal Opinion of Ropes & Gray LLP with respect to Class R3 shares of the State Street Target Retirement 2020 Fund,
State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement
2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target
Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State
Street Target Retirement 2065 Fund and State Street Target Retirement Fund is incorporated herein by reference to
Post-Effective Amendment No. 291 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
December 16, 2021.

(19)	Legal Opinion of Ropes & Gray LLP with respect to State Street Balanced Index Fund is filed herewith.
(j)	Not applicable.
(k)	Not applicable.
(l)	Not applicable.
(m)(1)
Amended and Restated Rule 12b-1 Plan is incorporated herein by reference to Post-Effective Amendment No. 277 to the Trust’s Registration Statement on Form N-1A filed with the Commission on April 28, 2021.

(2)
Amended Shareholder Servicing Plan for Service Class effective May 14, 2009 is incorporated herein by reference to
Post-Effective Amendment No. 31 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
February 25, 2010.

(3)
Amended Shareholder Servicing Plan for Investment Class effective May 14, 2009 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Trust’s Registration Statement on Form N-1A filed with the Commission on February 25, 2010.

(n)(1)
Amended and Restated Plan Pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment
No. 295 to the Trust’s Registration Statement on Form N-1A filed with the Commission on January 26, 2023.

(o)(1)
Power of Attorney dated September 15, 2022 as it relates to the SSGA Funds, State Street Master Funds, the Trust,
State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. State Street Navigator Securities
Lending Trust, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun
Diversified Fund, Elfun International Equity Fund and Elfun Trusts is incorporated herein by reference to Post-
Effective Amendment No. 295 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
January 26, 2023.

(2)
Power of Attorney as it relates to the State Street Disciplined Global Equity Portfolio, a series of SSGA Active Trust, is incorporated herein by reference to Post-Effective Amendment No. 262 to the Trust’s Registration Statement on
Form N-1A filed with the Commission on August 26, 2019.

(3)
Power of Attorney dated November 17, 2020 as it relates to the Trust is incorporated herein by reference to Post-
Effective Amendment No. 273 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
January 28, 2021.

(4)
Power of Attorney dated November 17, 2020 as it relates to the Trust is incorporated herein by reference to Post-
Effective Amendment No. 273 to the Trust’s Registration Statement on Form N-1A filed with the Commission on
January 28, 2021.

(5)
Power of Attorney dated March 10, 2023 as it relates to the SSGA Funds, State Street Master Funds, the Trust, State
Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. State Street Navigator Securities Lending
Trust, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified
Fund, Elfun International Equity Fund and Elfun Trusts is incorporated herein by reference to Post-Effective
Amendment No. 296 to the Trust’s Registration Statement on Form N-1A filed with the Commission on March 29,
2023.

(6)
Power of Attorney dated May 10, 2023 as it relates to the SSGA Funds, State Street Master Funds, the Trust, State
Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. State Street Navigator Securities Lending
Trust, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified
Fund, Elfun International Equity Fund and Elfun Trusts filed herewith.

(p)(1)	Joint Code of Ethics of SSGA FM is incorporated herein by reference to Post-Effective Amendment No. 297 to the Trust’s Registration Statement on Form N-1A filed with the Commission on April 26, 2023.
(2)
Code of Ethics for the Independent Trustees is incorporated herein by reference to Post-Effective Amendment No. 291 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 16, 2021.

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EX-101.SCH	XBRL Taxonomy Extension Schema Document
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EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase
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Post-Effective Amendment No. 8 was filed with the Commission on January 30, 2002. The next Post-Effective Amendment, filed on April 30, 2002, should have been sequentially numbered Post-Effective Amendment No. 9. Due to a scrivener’s error, it was numbered Post-Effective Amendment No. 10. Such Post-Effective Amendment has been referred to in this Part C as Post-Effective Amendment No. 9.
Item 29.
Persons Controlled By or Under Common Control With Registrant
See the Statement of Additional Information regarding the Trust’s control relationships.
Item 30.
Indemnification
Under the terms of the Registrant’s Amended and Restated Declaration of Trust, Article VIII, the Registrant is required, subject to certain exceptions and limitations, to indemnify each of its Trustees and officers, including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise who may be indemnified by the Registrant under the Investment Company Act of 1940, as amended.

Under a separate Indemnification Agreement by and among the Registrant and each Trustee, the Registrant has undertaken to indemnify and advance expenses to each Trustee in a manner consistent with the laws of the Commonwealth of Massachusetts. The Agreement precludes indemnification or advancement of expenses with respect to “disabling conduct” (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification or advancement of expenses shall be made.
Item 31.
Business and Other Connections of Investment Adviser
Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each investment adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:
SSGA FUNDS MANAGEMENT, INC.:
SSGA FM serves as the investment adviser for each series of the Trust. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. The principal address of SSGA FM is One Iron Street, Boston, Massachusetts 02210. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940.
Below is a list of the directors and principal executive officers of SSGA FM and their principal occupation(s). Unless otherwise noted, the address of each person listed is One Iron Street, Boston, Massachusetts 02210.
Name	Position with and Name of Other Company
Sean Driscoll	Director of SSGA FM; Managing Director of SSGA
Barry F.X. Smith	Director of SSGA FM; Executive Vice President of SSGA
Shweta Narasimhadevara	Director of SSGA FM; Senior Vice President/Senior Managing Director of SSGA
Apea Amoa	Director of SSGA FM; Senior Vice President/Senior Managing Director and Chief Financial Officer of SSGA
Jaclyn Collier	Chief Compliance Officer of SSGA FM; Senior Vice President/Senior Managing Director and Chief Compliance Officer of SSGA
Bo Trevino	Treasurer of SSGA FM; Vice President of SSGA
Sean O’Malley, Esq.	Chief Legal Officer of SSGA FM; Senior Vice President/Senior Managing Director and General Counsel of SSGA
Ann Carpenter	President and Chief Operating Officer of SSGA FM; Managing Director of SSGA
Timothy Corbett	Chief Risk Officer of SSGA FM; Senior Vice President/Senior Managing Director of SSGA
Jamie Bernardi	Derivates Risk Manager of SSGA FM; Managing Director of SSGA
Christyann Weltens	Derivates Risk Manager of SSGA FM; Vice President of SSGA
David Ireland	CTA Chief Marketing Officer of SSGA FM; Senior Vice President/Senior Managing Director of SSGA
David Urman, Esq.	Clerk of SSGA FM; Vice President and Senior Counsel of SSGA
Daniel Furman, Esq.	Assistant Clerk of SSGA FM; Managing Director and Managing Counsel of SSGA
Item 32.
Principal Underwriters
(a)
SSGA FD, One Iron Street, Boston, Massachusetts 02210, serves as the Trust’s principal underwriter and also serves as the principal underwriter for the following investment companies: State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc., SSGA Funds, SPDR Series Trust, SPDR Index Shares Funds, SSGA Active Trust, State Street Institutional Investment Trust, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Government Money Market Fund, Elfun Trusts and Elfun Diversified Fund.
(b)
To the best of the Trust’s knowledge, the managers and executive officers of SSGA FD are as follows:
Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Trust
Barry F. X. Smith	President, Chairman and Manager	None
Timothy Corbett	Manager	None

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Trust
Ann Carpenter	Manager	President and Trustee
Christine Stokes	Manager	None
John Tucker	Manager	None
Jaclyn Collier	Chief Compliance Officer and Anti-Money Laundering Officer	None
David Maxham	Chief Financial Officer	None
*
The principal business address for each of the above managers and executive officers is One Iron Street, Boston, Massachusetts 02210.
(c)
Not applicable.
Item 33.
Location of Accounts and Records
The accounts and records of the Trust are located, in whole or in part, at the office of the Trust and the following locations:
State Street Institutional Investment Trust
One Iron Street
Boston, Massachusetts 02210
SSGA Funds Management, Inc.
One Iron Street
Boston, Massachusetts 02210
SSGA FM serves as the Administrator for all Funds and Portfolios.
State Street Bank and Trust Company serves as the Sub-Administrator for all Funds and Portfolios.
State Street Bank and Trust Company serves as the Custodian, Transfer Agent and Dividend Disbursing Agent for all Funds, except State Street Bank and Trust Company does not serve as the Transfer Agent/Dividend Disbursing Agent for the State Street Institutional Liquid Reserves Fund, State Street Institutional U.S. Government Money Market Fund, State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money Market Fund, State Street Aggregate Bond Index Fund, State Street Balanced Index Fund, State Street Equity 500 Index Fund, State Street Global All Cap Equity ex-U.S. Index Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State Street Target Retirement 2065 Fund, State Street Target Retirement Fund, State Street Hedged International Developed Equity Index Fund, State Street Small/Mid Cap Equity Index Fund, State Street Emerging Markets Equity Index Fund, State Street Treasury Obligations Money Market Fund, State Street Income Fund, State Street U.S. Core Equity Fund and the State Street Balanced Index Fund.
State Street Bank and Trust Company
100 Summer Street, 7th Floor
Boston, Massachusetts 02111
SS&C GIDS, Inc.
SS&C GIDS, Inc. serves as the Transfer Agent/Dividend Disbursing Agent for the State Street Institutional Liquid Reserves Fund, State Street Institutional U.S. Government Money Market Fund, State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money Market Fund, State Street Aggregate Bond Index Fund, State Street Balanced Index Fund, State Street Equity 500 Index Fund, State Street Global All Cap Equity ex-U.S. Index Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State Street Target Retirement 2065 Fund, State Street Target Retirement Fund, State Street Hedged International Developed Equity Index Fund, State Street Small/Mid Cap Equity Index Fund, State Street Emerging Markets Equity Index Fund, State Street Treasury Obligations Money Market Fund and the State Street Balanced Index Fund.
SS&C GIDS, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169
U.S. Bancorp Fund Services, LLC
U.S. Bancorp Fund Services, LLC serves as Transfer Agent/Dividend Paying Agent for the State Street Income Fund and State Street U.S. Core Equity Fund.

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202-5207
Item 34.
Management Services
Not applicable.
Item 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant, State Street Institutional Investment Trust (the “Trust”), has duly caused this Post-Effective Amendment to the Trust’s Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 25th day of October, 2023.
STATE STREET INSTITUTIONAL INVESTMENT TRUST

By:	/s/ Ann M. Carpenter
Ann M. Carpenter
President
Pursuant to the requirements of the 1933 Act, this Registration Statement for the Trust has been signed below by the following persons in the capacities as indicated on the 25th day of October, 2023:
Signature	Title	Date
/s/ Patrick J. Riley*	Trustee	October 25, 2023
Patrick J. Riley
/s/ Michael A. Jessee*	Trustee	October 25, 2023
Michael A. Jessee
/s/ Donna M. Rapaccioli*	Trustee	October 25, 2023
Donna M. Rapaccioli
/s/ Richard D. Shirk*	Trustee	October 25, 2023
Richard D. Shirk
/s/ John R. Costantino*	Trustee	October 25, 2023
John R. Costantino
/s/ Margaret McLaughlin*	Trustee	October 25, 2023
Margaret McLaughlin
/s/ George M. Pereira*	Trustee	October 25, 2023
George M. Pereira
/s/ Mark E. Swanson*	Trustee	October 25, 2023
Mark E. Swanson
/s/ Bruce S. Rosenberg	Principal Accounting Officer and Principal Financial Officer	October 25, 2023
Bruce S. Rosenberg
/s/ Ann M. Carpenter	President (Principal Executive Officer)	October 25, 2023
Ann M. Carpenter

*By:	/s/ Edmund Gerard Maiorana, Jr.
Edmund Gerard Maiorana, Jr. As Attorney-in-Fact Pursuant to Powers of Attorney

EXHIBIT INDEX
Exhibit No.	Exhibit
(d)(10)	Fee Waiver and/or Expense Reimbursement Arrangements letter dated October 25, 2023
(i)(19)	Legal Opinion of Ropes & Gray LLP with respect to State Street Balanced Index Fund
(o)(6)	Power of Attorney dated May 10, 2023
EX-101.INS	XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase